Exhibit 10.1

OFFSHORE DRILLING CONTRACT No. PBA 3

BETWEEN

SCS Corporation Limited, a wholly owned subsidiary of Hyperdynamics Corporation

AND

PACIFIC DRILLING OPERATIONS LIMITED

Utilizing the “Pacific Bora”

Effective Date: 28 November, 2016

OFFSHORE DRILLING CONTRACT No. PBA 3

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EXHIBITS

EXHIBIT A — SCOPE OF WORK

Attachment A1 — Drilling Unit and Ancillary Equipment Specifications

Attachment A2 — Equipment, Supplies, Material and Services to be Furnished by Company and Contractor

Attachment A3 — Personnel to be Furnished by Contractor

Attachment A4 — Drilling Unit Inspection and Acceptance Requirements

Attachment A5 — Contractor Safety Management System

EXHIBIT B — DRUG AND ALCOHOL POLICY

EXHIBIT C — INSURANCE

EXHIBIT D — COMPENSATION

EXHIBIT E — CHANGE OF LOCALE (NOT USED)

EXHIBIT F — PARENT COMPANY GUARANTEE

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DRILLING CONTRACT No. PBA 3

This OFFSHORE DRILLING CONTRACT (“Contract”) dated as of 28 November 2016 (the “Effective Date”) is made by and between SCS Corporation Limited (“Company”), a wholly owned subsidiary of Hyperdynamics Corporation, a Delaware corporation, with offices at 12012 Wickchester Lane, Houston, Texas 77079 and Pacific Drilling Operations Limited, a British Virgin Islands Company, with representative offices at 11700 Katy Freeway, Suite 175, Houston, Texas 77079 (“Contractor”).

RECITALS

WHEREAS Company desires and has the legal rights to carry out drilling operations in the Area of Operations;

WHEREAS Contractor is a drilling contractor capable of carrying out the Services in the manner and the locations specified in this Contract; and

WHEREAS, Company desires to engage Contractor to perform the Services.

NOW THEREFORE in consideration of the mutual promises set out in this Contract, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Company and Contractor agree as follows:

AGREEMENT

1.                                      DEFINITIONS, INTERPRETATION, AND EXHIBITS

1.1                               Definitions.  As used in this Contract, the following capitalized terms shall have the meanings ascribed to them in this Section 1.1.  Any capitalized terms used in this Contract, but not defined in this Section 1.1 shall have the meanings ascribed to them herein:

“Affiliate” means any legal entity which controls, is controlled by, or is under common control with, another legal entity.  An entity is deemed to “control” another if it owns directly or indirectly at least fifty percent (50%) of either of the following:

(A)                               The shares entitled to vote at a general election of directors of such other entity.

(B)                               The voting interest in such other entity if such entity does not have either shares or directors.

“Applicable Laws” means laws, regulations, statutes, codes, rules, orders, permits, policies, licenses, certifications, decrees, standards or interpretations imposed by any governmental authority that apply to this Contract, including those applying within the Area of Operations or the Country where the Services are performed.

“Area of Operations” means the area described in Exhibit A — Scope of Work, a diagram of which is included in Exhibit A — Scope of Work, and any other area within Company’s operational control where Contractor agrees to perform the Services.

“BOP” means blow out preventer.

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“BOP Stack” means wellhead connector, BOP, LMRP, pods and subsea flex joint.

“Claim” means any claim, liability, loss, demand, damages, Lien, cause of action of any kind, order, subpoena, obligation, cost, royalty, fee, assessment, duty, charge, penalty, fine, judgment, interest and award (including recoverable legal counsel fees and costs of litigation of the Person asserting the Claim).

“Commencement Date” means the date on which all of the following requirements have been satisfied:

(A)                               All inspections specified in Attachment A4 to Exhibit A — Scope of Work performed in accordance with Section 7.2(B) of this Contract have been completed.

(B)                               Contractor has obtained all necessary customs clearances, permits and licenses that Contractor must have in order to conduct the Services, except as referenced in Exhibit A — Scope of Work.

(E)                                The Drilling Unit is ready to commence Services as specified in Exhibit A — Scope of Work.

“Company” means the Person defined as “Company” in the introductory paragraph of this Contract.

“Company Background Technology” means technical information and know-how, including any invention, improvement or discovery, whether or not patentable, that is conceived, owned or controlled by Company prior to the Effective Date or that is generated or created by Company independently of this Contract during or after the Term of this Contract, including any patent rights which claim such technical information, know-how, or both.

“Company Contract Information” means all information (including business, technical, Company Background Technology, and other information) that is provided to Contractor by Company for the purposes of performing Services under this Contract, but does not include information that is any of the following:

(A)                               Contractor Background Technology.

(B)                               Available generally to the public through no act or omission of Contractor Group.

(C)                               Independently made available to Contractor by a third party with a legal right to disclose that information without restriction.

“Company Group” means Company, Company’s Affiliates, Company’s Contractors and Subcontractors of any tier, Joint Interest Owners and their Affiliates, and the directors, officers, employees, agents, assigns, representatives, consultants and insurers of all of them, and any other Person (excluding Contractor Group) whose presence in the Area of Operations is by invitation of any member of Company Group.

“Company Items” has the meaning set forth in Section 8.1.

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“Company Operations Base” means the location, if one is listed in Exhibit A — Scope of Work, from which Company stages its operations for the drilling program being conducted under this Contract.

“Company Representative” means the person identified as the Company Representative, as set out in the Exhibit A — Scope of Work, or any other person replacing that individual as Company Representative in accordance with Section 23.2(B).

“Contract” means this Contract as defined in the introductory paragraph of this Contract.

“Contractor” means the Person defined as “Contractor” in the introductory paragraph of this Contract.

“Contractor Background Technology” means technical information and know-how, including any invention, improvement or discovery, whether or not patentable, that is conceived, owned or controlled by Contractor prior to the Effective Date or that is generated or created by Contractor independently of this Contract during or after the Term of this Contract, including any patent rights which claim such technical information, know-how, or both.

“Contractor Contract Information” means all information (including business, technical, Contractor Background Technology, and other information) that is provided to Company by Contractor for the purposes of this Contract, but does not include information that is any of the following:

(A)                               Company Background Technology.

(B)                               Available generally to the public through no act or omission of Company Group.

(C)                               Independently made available to Company by a third party with a legal right to disclose that information without restriction.

“Contractor Group” means (individually and collectively) Contractor, its and their Affiliated Companies, partners, parent companies, subsidiaries, interrelated companies, joint venturers, and contractors and subcontractors of any tier (other than Company and its contractors and subcontractors), and the respective directors, officers, employees, agents, assigns, representatives, managers, consultants, invitees and insurers of all of the foregoing, and any and all vessels owned, chartered, managed, or operated by Contractor, including the Drilling Unit.

“Contractor Representative” means the person identified as Contractor Representative, as set out in the Exhibit A — Scope of Work to this Contract, or any other person replacing that individual as Contractor Representative in accordance with Section 23.2(B).

“Country” has the meaning set forth in Exhibit A — Scope of Work.

“Currency” has the meaning set forth in Exhibit D — Compensation.

“Defense Costs” includes attorneys’ fees, court costs, expert fees and mediation and arbitration expenses.

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“Dispute” means any dispute or controversy (including non-contractual claims) arising directly or indirectly out of the performance of the Services of the Contract, including a Claim under this Contract and any dispute or controversy regarding this Contract.

“Downhole Equipment” means Drill String components, including drill pipe, bottom hole assembly components, fishing tools, specialty tools and drill stem testing tools.

“DP” means dynamic positioning.

“Drill String” has the meaning set forth in Section 7.2(E).

“Drilling Unit” means the drilling rig and its ancillary equipment used for the Services, as described in Attachment A1 to Exhibit A — Scope of Work.

“Effective Date” means the date defined as “Effective Date” in the introductory paragraph of this Contract.

“Government Official” means any officer or employee of any government (including federal, state, local municipal and national governments, and any governmental department, agency, company or other instrumentality) or Public International Organization, or any political party official or any candidate for political office.

“Improper Benefit” has the meaning set forth in Section 12.3.

“Initial Term” has the meaning set forth in Section 3.1.

“Joint Interest Owner” means a Person (including a co-interest owner, joint venturer, partner or co-lessee of Company) who shares an economic interest in common with Company or an Affiliate of Company in relation to the Area of Operations.

“Lien” means charge, encumbrance or similar right available to creditors at law to secure debts owed to them.

“LMRP” means lower marine riser package.

“Mobilization Delivery Point” for the Drilling Unit means the location specified in Exhibit A — Scope of Work.

“Party” means Company or Contractor and “Parties” mean both of them.

“Payroll Burden” has the meaning given in Exhibit D — Compensation.

“Person” means an individual, corporation, company, association, partnership, state, statutory corporation, government entity or any other legal entity.

“Personnel Home Base” means the location from which Contractor normally mobilizes its personnel at the commencement of their work rotation, and may vary from individual to individual.

“Personnel Rates” means the day rates for Contractor’s personnel as specified in Attachment A3 to Exhibit A — Scope of Work.

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“Personnel Staging Location”, if one is specified in Exhibit A — Scope of Work, means the point from which Contractor’s personnel will be transported to the well location where the Services are to be provided. The Personnel Staging Location may be designated as one location for expatriate, other approved Contractor personnel and Subcontractors, and another location for the remainder of Contractor’s workforce.

“Point of Demobilization” for the Drilling Unit means the location specified in Exhibit A — Scope of Work.

“Point of Origin” for the Drilling Unit means the location specified in Exhibit A — Scope of Work.

“Pollution” means a continuous or intermittent seepage, release, spill, leak, dumping or discharge of whatever nature or kind of gaseous, semi-solid, solid or liquid materials.

“Port of Entry” if one is specified in Exhibit A — Scope of Work, means the point where Contractor’s Drilling Unit and other equipment will clear customs upon entry into the Country.

“Property” of a Person means property owned, leased or furnished by that Person or in which that Person has an economic interest.

“Public International Organization” means an international organization formed by states, governments, or other public international organizations, whatever the form of organization and scope of competence.

“Records” means information in any recorded form such as contracts, financial accounts, purchase orders, invoices, tax receipts, manifests, personnel records, timesheets, payroll records, inspection records maintained in connection with this Contract.

“Service Rates” means the compensation to be paid Contractor for the Services and activities described in Section 9 and Exhibit D — Compensation.

“Services” means rig modifications, operational procedures and drilling / well control procedures for offshore drilling, as well as suspending, abandoning, sidetracking (which includes the drilling of multilateral wells), logging, testing, completion, deepening, installing Subsea Equipment or completions, fishing, piling and workovers and other work to be performed by Contractor under this Contract. The Services are further described in Exhibit A — Scope of Work and the various Attachments thereto.

“Subcontractor” means any Person who is engaged by Contractor or by Company to provide the Services (other than a Person engaged as an employee).

“Subsea Equipment” means only the riser (excluding the riser tensioner system), slip joint, subsea flex joint, flexible and hydraulic hoses, subsea guidelines, choke and kill lines, LMRP and pods, BOP, BOP Stack, the wellhead connector, guidance funnels, guide lineless re-entry assembly and associated equipment, sensors and lines while below the rotary table.  Subsea Equipment specifically excludes DP equipment.

“Surface Equipment” means all of Contractor’s equipment that is not defined as Subsea Equipment, regardless of whether such Surface Equipment is above or below the surface

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of the water, such as DP equipment. Surface Equipment includes Downhole Equipment while it is not in the hole, i.e. above the rotary table, but does not include Downhole Equipment while it is in the hole, i.e. below the rotary table.

“Term” has the meaning set forth in Section 3.1.

“Transaction Taxes” means any value added tax, goods and services tax, sales tax, excise tax or other similar taxes.

“Well Event” means a blowout of a well or other uncontrolled well related incident that arises out of this Contract.

“Well Event Control Costs” means all of the following:

(A)                               The cost of regaining or attempting to regain control of a well following a Well Event affecting that well, including drilling of wells used for pressure relief to regain control and extinguishing or attempting to extinguish fires resulting from that Well Event.

(B)                               The cost of restoring, re-drilling or plugging and abandoning a well where restoration, re-drilling or plugging and abandoning is necessary because of a Well Event.

(C)                               Loss of oil or gas resulting from a Well Event.

(D)                               Damage to the hole, the formation, strata or reservoir resulting from a Well Event.

(E)                                Claims for control, cleanup, removal, assessments, damage to natural resources, and Third Party (as defined in Section 16) property damage from Pollution resulting from a Well Event.

1.2                               Exhibits.

(A)                               All of the Exhibits and the attachments that are attached to the body of this Contract are an integral part of this Contract and are incorporated by reference into this Contract, including:

(1)                                 Exhibit A — Scope of Work and its Attachments.

(2)                                 Exhibit B — Weapons, Drug and Alcohol Policy.

(3)                                 Exhibit C — Insurance.

(4)                                 Exhibit D — Compensation.

(5)                                 Exhibit E — Change of Locale (NOT USED).

(6)                                 Exhibit F — Parent Company Guarantee.

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(B)                               If a conflict exists between the body of this Contract and the Exhibits attached hereto, the language in the body of this Contract prevails to the extent of the conflict.

(C)                               If a conflict exists between the Exhibits or within an Exhibit as they apply to Contractor, the explicit provision that imposes the more onerous obligation on Contractor prevails to the extent of the conflict.

2.                                      PERFORMANCE OF THE SERVICES

2.1                               Operational Performance.  Upon arrival of the Drilling Unit at the well location, Contractor shall promptly commence performing the Services.

2.2                               Designation of the Well Locations; Access to Well Locations.

(A)                               Designation of the Well Locations.  The Area of Operations or the locations of wells will be designated in Exhibit A — Scope of Work.  Company shall select, survey, mark, and provide coordinates of the well locations in accordance with Contractor’s requirements and shall provide Contractor with information for each proposed well location as per the provisions of Section 2.2(B).  Contractor has the right to review such information and request additional information and data until the Contractor is fully satisfied that all required information has been provided.

(B)                               Access to Well Locations.

(1)                                 Company shall provide Contractor with suitable access to and egress from the well locations.  Company shall survey, or have surveyed by a third party, each well location with digital global positioning system or other appropriate means, along with bathymetric data needed by Contractor to perform drift in operations.

(2)                                 Company shall obtain permissions necessary to enter the Area of Operations to operate at the drilling location selected by Company.

(3)                                 Company shall provide detailed and accurate information relative to sea bottom conditions, at the drilling location including information from marine well site surveys contracted by Company for the drilling location.

(4)                                 Company shall provide the Drilling Unit with well locations free of obstacles and obstructions and provide a conductor pipe program adequate to prevent soil and subsoil washout.

2.3                               Mobilization and Drilling Unit Movements.  Contractor shall direct the mobilization and movement of the Drilling Unit, including positioning the Drilling Unit at each drilling location.

2.4                               Running and Cementing of Casing.  Contractor shall assist Company’s other contractors to run and cement casing of the sizes and at the approximate depths as directed by Company or run and cement the casing strings itself, at Company’s cost.  Contractor will keep thread protectors on the casing until it is removed from the racks to

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be run into the hole and apply a suitable pipe thread lubricant as the casing string is made up.  Contractor will preserve all protectors, and after the well is completed, reinstall the protectors on any casing remaining on location.  After cement has set, the casing and cement job shall be pressure-tested in a manner and with results satisfactory to Company.  If the results of this test are not satisfactory to Company, Contractor shall perform Services as suggested and overseen by Company to remedy the cause of the unsatisfactory results and shall continue its efforts until results satisfactory to Company are achieved.

2.5                               Fluids Program.  Contractor shall assist Company’s other contractors to make, maintain and use drilling mud or completion fluids with appropriate properties for the well, including weight loss, viscosity and other general characteristics in accordance with such fluids program as Company may designate, subject only to safety considerations pursuant to Section 5, and at Company’s cost.  If Company requests, Contractor shall test drilling or completion fluids at least twice each tour for weight loss, viscosity and other general characteristics.  Contractor shall record the results of such tests and use of fluids and additive materials in its daily drilling reports.

2.6                               Formation and Sampling.  Contractor shall assist Company’s other contractors to keep accurate measurements and records of all formations encountered.  If Company requests, Contractor shall provide support to collect and save all cores and cuttings taken according to Company’s instructions and place them in labeled, separate containers to be furnished by Company, if required by Company.  Cuttings and cores shall be made available to Company at the location and kept in proper storage until Company takes final possession of them.

2.7                               Additional Well Services Required of Contractor.  Contractor shall, while drilling the wells, measure deviation from the vertical if requested by Company, measure the depth of the hole, and if necessary in the opinion of Company, plug back or sidetrack.  Contractor shall at any time prior to completion or abandonment of a well, perform any and all tests, measurements and other well services requested by Company as set forth in Exhibit A — Scope of Work.

2.8                               Completion, Re-completion or Working Over of Wells.  Company may at any time elect to have a well completed, re-completed, worked-over or suspended.  Upon notice of such election, Contractor shall perform the work of completing, re-completing or working over the well in accordance with the program provided by Company in a manner and to the extent desired by Company.

2.9                               Stoppage of the Services for Convenience.  Company may elect to stop the Services at any time for convenience without any default by Contractor in performance of the Services.  Contractor shall be paid at the Operating Rate during any stoppage period.

2.10                        Abandonment of Wells.  Company may at any time elect to have a well abandoned at any depth.  Upon notice of such election, Contractor shall abandon the hole in accordance with the program provided by Company, in a manner satisfactory to Company and in compliance with all Applicable Laws with respect to well abandonment.

2.11                        Loss of Control of the Hole.

(A)                               Subject to the provisions of this Section 2.11, if abnormal drilling conditions that may result in a loss of control of the hole occur during performance of the

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Services, Contractor shall endeavor to correct and control any such abnormal drilling condition.

(B)                               Subject to Sections 9.1(G) and 16.5, if the hole is lost or damaged, Contractor shall, at Company’s election, drill a relief well, a new hole on the same location or re-drill sections of the existing hole as Company may require.  These activities shall be subject to Contractor’s underwriter’s approval and if an increase or additional premium is required for such activities, Company shall pay that increase or additional premium in the event a relief well is required.

2.12                        Removal of Wreckage.  If the Drilling Unit or any part thereof is lost or damaged beyond repair and removal is required by law or governmental authority, or the wreckage is interfering with Company’s operations, Contractor shall promptly remove the damaged or lost Drilling Unit or part thereof from the Area of Operations.  Company shall reimburse Contractor for any amounts in excess of [One Million Dollars (US $1,000,000)] in connection with such removal. If removal is not required by law or recommended by government agency, Company shall remove the wreckage or portions of it that Company wants removed, at Company’s sole cost and expense.

2.13                        Well Records and Reports.

(A)                               Contractor shall maintain a history and log of Services performed.  The history and log must be open at all times to inspection by Company and copies furnished to Company’s authorized employees and representatives upon their request.

(B)                               Contractor shall furnish Company’s Representative with a daily written report, showing depths and Services performed during the preceding twenty-four (24) hours and any other information relative to the day’s Services requested by Company.

2.14                        Change of Area of Operations or Country.

(A)                               Company may request to change the locale of the Services requiring a change in the Area of Operations or the Country if all of the following circumstances exist:

(1)                                 The change will not result in a breach of Contractor’s trading representations or warranties made to its insurance underwriters and will not violate any Applicable Laws or other laws and regulations applicable to Contractor or its Affiliates.

(2)                                 The change will not necessitate a material change in operating structure.

(3)                                 Contractor will be able to obtain all insurance required by the Contract, and any other insurance typically carried by Contractor, for Services in the new Area of Operations or Country.

(B)                               In conjunction with a request from Company for a change of locale for the Services, Company and Contractor will review the Scope of Work and its Attachments to determine if amendments are needed as a result of any of the following:

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(1)                                 Material changes in financial impact arising from the requested change in locale, which includes the financial impact on Contractor with respect to differences in taxes, labor rates, operating costs, shore base office costs, Contractor’s corporate operating structure, agency fees, etc.

(2)                                 A change in the Point of Demobilization for the Drilling Unit.

(3)                                 Material changes in the terms of the Scope of Work and its Attachments appropriate for the new locale.

(4)                                 Any changes to the Scope of Work and its Attachments for the purposes of this Section 2.14 will be structured such that Contractor’s financial situation should not be adversely affected nor advantaged by the change of locale.

(C)                               Any mutually agreed changes will be specified in a written amendment to this Contract, signed by the Parties in accordance with Section 25.2, prior to mobilization of the Drilling Unit to the new locale.  This amendment must include new Service Rates, new lump sum reimbursements (if any) and reset any Baseline Operating Costs (as defined in Exhibit D — Compensation) for rate adjustments to reflect the new locale.

2.15                        Loading/Unloading of materials to/from the Drilling Unit.  Upon Company’s request, Contractor’s personnel shall supervise the loading and the unloading of materials to and from the Drilling Unit in the Area of Operations; provided, however, Contractor’s personnel shall not be required to board supply vessels for loading or unloading materials.

2.16                        Station Keeping for Dynamic Positioning.  If the Drilling Unit is equipped with DP equipment for station keeping, Contractor shall safely conduct its Services in the governing metocean conditions and presence of facilities, other vessels or floating or suspended articles.  Contractor shall monitor the riser profile and flex joint differential angles to reasonably avoid key seating of flex joints or riser joints.

3.                                      TERM OF THE CONTRACT; TERMINATION AND SUSPENSION PROVISIONS

3.1                               Term of the Contract.  This Contract will remain in full force and effect from the Commencement Effective Date through the initial term of the Contract (the “Initial Term”) or any extension thereof (the “Term”) unless terminated earlier by either Company or Contractor as set forth in this Section 3.  Notwithstanding the definition of Effective Date, the Commencement Date is deemed to occur when Contractor has satisfied all its obligations referenced in the Commencement Date definition, except those obligations Contractor has been unable to complete through failure of Company to perform its obligations in a timely manner.

3.2                               Initial Term of the Contract.

(A)                               The Initial Term of this Contract starts on the Commencement Date and extends for (i) the length of time or (ii) the number of wells stipulated in Exhibit A — Scope of Work until the date that Contractor completes either of the following:

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(1)                                 The completion or abandonment of the number of wells provided in Exhibit A — Scope of Work; or

(2)                                 Not used

(B)                               Company’s Option to Extend the Initial Term of the Contract.  Company may extend the Initial Term of this Contract at the same rates set forth in Exhibit D — Compensation as follows:

(1)                                 Company shall have the right to exercise the first option well (“Option Well”) not later than 5 days after the first well (“Firm Well”) has been spudded.  Should the Option Well be declared, Company shall have the right to exercise up to two (2) more wells (“Additional Wells”) no later than completion of the Firm Well.

(2)                                 NOT USED

(3)                                 NOT USED

(4)                                 NOT USED

(C)                               Further Extensions of the Term of the Contract.  In case such extension falls within the calendar year of 2017, the same rates as set forth in Exhibit D — Compensation.  Should any extensions fall beyond 2017, the rates as set forth in Exhibit D may be renegotiated and mutually agreed.

3.3                               Termination of the Contract by Company without an Opportunity to Cure.  This Contract may be terminated by Company without penalty to Company as follows:

(A)                               If Contractor or its parent company should become insolvent or make an assignment for the benefit of creditors or file a voluntary petition for bankruptcy or if involuntary bankruptcy or receivership proceedings should be instituted against Contractor or its parent company and such relief action, voluntary or involuntary petition or receivership proceeding is not stayed or withdrawn within one hundred and twenty (120) days;

(B)                               Upon Company’s providing Contractor with fifteen (15) days written notice after the number of days specified in Exhibit A — Scope of Work following the occurrence and subsistence of a Force Majeure Event.

(C)                               If the Drilling Unit becomes an actual or constructive total loss and Contractor is unable to supply Company with a substitute vessel within a period of thirty (30) days.

(D)                               Company shall waive its right to terminate for any single occurrence under the conditions set forth after a period of seven (7) days from cure.

3.4                               Termination of the Contract by Company with an Opportunity to Cure.

(A)                               Company may terminate the Contract if Contractor fails to initiate reasonable corrective action within seventy-two (72) hours after written notice from

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Company, or fails to complete corrective action to Company’s satisfaction within twenty-five (25) days after such notice, or within another time frame reasonably determined by Company, should Contractor:

(1)                                 Materially default in the performance of the Services after the Effective Date of the Contract.

(2)                                 Subject to Section 12.3, fail to obtain approval for, or maintain in effect, permits, certifications or clearances required to be in Contractor’s name or to be secured by Contractor from the appropriate governmental regulatory bodies of the Country or any political subdivision thereof or certification authorities which are necessary to conduct Services in the Area of Operations.

(3)                                 Fail to maintain insurance as required by Section 17.

3.5                               Termination of the Contract by Company for Convenience.  Company may terminate this Contract for convenience by giving Contractor thirty (30) days prior written notice of termination.

3.6                               NOT USED

3.7                               Payments and Actions by Company upon Termination of the Contract.

(A)                               If Company terminates this Contract pursuant to Sections 3.3 or Contractor terminates this Contract pursuant to Section 3.6, Company shall pay Contractor for that portion of the Services, including mobilization and demobilization as appropriate, that Contractor performed prior to the date of such termination.  In addition, Company shall pay Contractor an amount reasonably calculated to compensate Contractor for documented expenses it has incurred for the purpose of performing its operational obligations under this Contract.

(B)                               If this Contract is terminated pursuant to Section 3.3(B), Company shall pay Contractor all sums outlined in Section 3.7(A) If this Contract is terminated pursuant to Section 3.5, Company shall pay Contractor all sums outlined in Section 3.7(A), and one hundred percent (100%) of the Operating Rate in monthly installments for the remainder of the Term of the Contract (remainder of the Term shall mean the remainder of the approved AFE days in the current Term, including any extensions) or any extension thereof effective from the date of termination.  If, after termination, Contractor obtains replacement work within what would have been the remainder of the Term or extension of this Contract, then Company’s obligation to pay the referenced termination fees, specified in Section 3.7(B) above, will be decreased by the day rate paid to Contractor by the new operator though the remainder of the Term of the Contract as referenced above.  Company shall not share in any rates that exceed the applicable rates.

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3.8                               Suspension of Services under the Contract for Cause.

(A)                               Right to Suspend.  Company may, by providing notice to Contractor, suspend with immediate effect this Contract for a maximum of twenty-one (21) days pursuant to Sections 9.2(1)(a) and 9.2(2)(a).

(B)                               Compensation and Expenses during Suspension.  If Company suspends the Services under this Contract pursuant to this Section 3.8(A), Contractor shall not be entitled to compensation during such period of suspension (which shall not exceed twenty-one (21) days) except for reimbursement of expenses incurred by Contractor.

4.                                      REPRESENTATIONS AND WARRANTIES

4.1                               Contractor’s Representations.  Contractor represents and warrants to Company that as of the Effective Date:

(A)                               Contractor is a corporation or company (as the case may be) duly organized, validly existing and in good standing under the laws or the jurisdiction of its organization.

(B)                               Contractor has full corporate or company power and authority to enter into and perform this Contract, and has taken all actions necessary to authorize its execution and delivery of this Contract.

(C)                               This Contract has been duly executed and delivered by its authorized officer or other representative and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, and no consent or approval of any other Person is required in connection with its execution, delivery and performance of this Contract.

(D)                               No event has occurred prior to the Effective Date which, had it occurred after the Effective Date, would constitute a violation of Section 12.2.

(E)                               The execution, delivery and performance of this Contract by Contractor, and the consummation of the transactions contemplated by this Contract, will not violate any provision of Contractor’s governing documents, result in a default or the creation of any lien, give rise to any right of termination, cancellation or acceleration under any material note, bond, mortgage, indenture or agreement, violate any judgment, order, ruling or regulation applicable to Contractor or violate any law applicable to Contractor.

(F)                                Contractor’s provision of personnel, and the personnel provided, shall comply in all respects with the requirements of Section 7.1

(G)                              Contractor’s provision of the Drilling Unit, services, supplies, systems and equipment, and the Drilling Unit, services, supplies, systems and equipment provided, shall comply in all respects with the requirements of Section 7.2.

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4.2                               Company’s Representations.  Company represents and warrants to Contractor that as of the Effective Date:

(A)                               Company is a corporation or company (as the case may be) duly organized, validly existing and in good standing under the laws or the jurisdiction of its organization.

(B)                               Company has full corporate or company power and authority to enter into and perform this Contract, and has taken all actions necessary to authorize its execution and delivery of this Contract.

(C)                               This Contract has been duly executed and delivered by its authorized officer or other representative and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, and no consent or approval of any other Person is required in connection with its execution, delivery and performance of this Contract.

(D)                               No event has occurred prior to the Effective Date which, had it occurred after the Effective Date, would constitute a violation of Section 12.2.

(E)                               The execution, delivery and performance of this Contract by Company, and the consummation of the transactions contemplated by this Contract, will not violate any provision of Company’s governing documents, result in a default or the creation of any lien, give rise to any right of termination, cancellation or acceleration under any material note, bond, mortgage, indenture or agreement, violate any judgment, order, ruling or regulation applicable to Company or violate any law applicable to Company.

5.                                      SAFETY

5.1                               Notification of Hazardous Conditions and Stoppage of Services.  Company and Contractor have the following rights and obligations relative to safety:

(A)                               Notice of Hazardous Conditions.  If at any time Contractor or Company determines that Services cannot be safely undertaken or Services may create a hazardous condition, that Party shall verbally notify the other Party of such determination.  As soon as reasonably possible after such determination is made, Contractor shall consult with Company prior to deciding on the subsequent course of action.  At all times Contractor shall make every effort that in its opinion is required to control or overcome the cause of or minimize the adverse effect of the hazardous condition.

(B)                               Stop Work Authority.  Both Company and Contractor have the right to stop performance of the Services by Contractor, any of its Subcontractors or any of Company’s other contractors when work conditions are deemed to be imminently hazardous to Persons, Property or the environment and the requisite notice is given pursuant to Section 5.1(A).

(C)                               Contractor’s Opinion Controls.  In case of conflict between Company and Contractor as to the determination of the course of conduct which affords the greatest safety, Contractor’s opinion shall control.

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5.2                               Contractor’s Safety Management System.  Prior to the Commencement Date, Contractor shall submit to Company a copy of Contractor’s Safety Management System. The Safety Management System will be attached as Attachment A5 to Exhibit A — Scope of Work.  All policies and procedures comprising the Safety Management System shall apply to all Persons including Company Group.

5.3                               Installation of Blowout Prevention Devices.  As soon as Contractor considers it advisable, or earlier if requested by Company, Contractor shall install blowout prevention devices on each well as specified in Attachment A1 to Exhibit A — Scope of Work.

5.4                               Notification of Safety Requirements to Personnel on the Drilling Unit and Safety Training.

(A)                               Contractor shall give notice to Contractor Group and Company Group at the well location or in the Area of Operations of all safety requirements that apply in those areas.

(B)                               Contractor shall take appropriate action requiring all Persons to cease activities whenever Contractor is aware that Persons are not complying with safety requirements.

(C)                               Company and Contractor will consult and cooperate to get the appropriate notices and information to contractors of Company and to implement this Section 5.4 with other contractors and their personnel.

5.5                               Material Safety Data Sheets.  Contractor shall review material safety data sheets (“MSDS”) pertaining to known toxic and hazardous substances or chemical hazards to which Contractor’s employees or Subcontractors are likely to be exposed while performing any particular or individual work task on behalf of Company.

5.6                               Emergency Evacuation Plan.  Contractor shall provide Company information necessary for Company to submit an Emergency Evacuation Plan consistent with the requirements of all applicable regulations issued by the applicable regulatory body.

5.7                               Waste Disposal.  Contractor shall use the accepted and approved standards of care and diligence in use by international drilling contractors and as stipulated by local and other applicable legislation to prevent, take care of, and prepare for shipment all its waste oil, waste water, and other waste material, including but not limited to waste paint cans, waste drilling pipe, etc., that may accumulate from Contractor’s Services.

5.8                               Contractor’s Subcontractors.  The requirements of this Section 5 are applicable to all Subcontractors hired by Contractor and Contractor shall require its Subcontractors’ compliance with this Section 5.

6.                                      SECURITY

6.1                               Contractor’s Obligations. Contractor shall be solely responsible for ensuring the safety and welfare of any Person on the Drilling Unit and shall implement any measures it deems fit to protect any member of Contractor Group or Company Group all persons on the Drilling Unit and Contractor property.  If in Contractor’s sole opinion, actual or potential risks exist, including riots and other disturbances Contractor

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reserves the right to implement emergency procedures including evacuation.

6.2                               Company’s Obligations Company shall be solely responsible for ensuring safety and welfare of any Person including Contractor Group in the Area of Operations from acts of violence including but not limited to kidnapping and hostage taking.  Company shall provide Contractor copies of its safety procedures and shall make available to Contractor its infrastructure and manpower to enable Contractor to conduct emergency procedures.

7.                                      CONTRACTOR’S PERSONNEL AND EQUIPMENT

7.1                               Contractor’s Personnel.  Contractor shall provide the personnel identified in Attachment A3 to Exhibit A — Scope of Work and comply with all of the following:

(A)                               Qualifications and Number of Personnel.

(1)                                 The personnel assigned by or on behalf of Contractor must be qualified, competent, sufficiently experienced and in a sufficient number to perform the Services.

(2)                                 If Company requests additional personnel, Contractor shall furnish the requested additional personnel (in addition to those required in Attachment A3 to Exhibit A — Scope of Work) and Company shall reimburse Contractor for this added cost as set out in Section 10.2.

(3)                                 Each of Contractor’s personnel in the following classifications must be fluent in English: Contractor Representative, drilling superintendent, senior toolpusher, toolpusher, drillers and assistant drillers, master, or their equivalent job classifications.  Contractor must have at least one person who can both speak and write English on site at all times who is capable of communicating both orally and in writing with other personnel at the well location who do not understand oral or written English.

(B)                               Training and Certification.  Contractor shall provide or cause to be provided all necessary training, education, instruction and supervision of Contractor personnel that is necessary to carry out the duties required in this Contract.

(1)                                 Contractor warrants that all drill crew personnel specified in Attachment A3 to Exhibit A — Scope of Work are properly certified in well control operations.

(2)                                 Contractor shall ensure that Contractor’s personnel comply with all Applicable Laws regarding the attendance at and satisfactory completion of firefighting and survival courses.

(C)                               Discipline and Replacement of Personnel.  Contractor shall take all measures to maintain discipline and lawful and orderly behavior among Contractor personnel during the performance of the Services.  If instructed by Company in writing, Contractor shall replace or remove Contractor Group personnel as follows:

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(1)                                 Contractor shall remove and shall have a reasonable time to replace any of its personnel, if requested by Company in writing and for just cause following a consultation with Contractor, and in this event, Company shall reimburse to Contractor all costs, including travel costs incurred by such removal and replacement unless such removal has been initiated by the Company due to non-compliance with this Contract and/or violation of Applicable Laws by personnel removed.

(2)                                 Contractor shall handle all industrial relations matters involving Contractor’s personnel subject to Applicable Laws, labor contracts, and customs.  The settlement of any labor disturbance affecting Contractor’s personnel will be wholly within the discretion of Contractor.

(D)                               Personnel Work Schedule.  Contractor’s personnel shall work according to the schedule as set forth in Exhibit A and attachment A3 — Scope of Work.

7.2                               Contractor’s Drilling Unit, Services and Supplies.

(A)                               General Provision.  Contractor and Company shall provide all items as listed on Attachment 2 to Exhibit A — Scope of Work, as applicable.  Prior to commencing the Services, Contractor at its sole discretion shall be able to substitute the Drilling Unit upon written notice to Company.

(B)                               Inspection of the Drilling Unit and the Services. Company or its authorized representatives may, at Company’s sole cost and expense, inspect the Drilling Unit, as well as check all records, measurements and tests prior to the Commencement Date as provided in Attachment A4 to Exhibit A — Scope of Work as well as while the Contract is valid with a due notification to the Contractor.  Any such inspections after the commencement date shall be at Operating Rate.

(C)                               Maintenance of the Drilling Unit and Ancillary Equipment.

(1)                                 Contractor shall ensure that the Drilling Unit and all other items of Contractor’s equipment are properly maintained in good working order and repair throughout the term of the Contract.  Except as otherwise provided in Attachment A2 to Exhibit A — Scope of Work, all costs related to any repairs or replacements of the Drilling Unit will be effected by Contractor at its sole cost and expense.

(2)                                 Contractor shall have a demonstrable Preventative Maintenance System (“PMS”). The repair and maintenance of all equipment located on the Drilling Unit including all Contractor equipment and Company equipment will be covered in the said PMS.

(3)                                 Contractor will be allowed a maximum number of hours per calendar month, as set forth in Exhibit A — Scope of Work, for repair and preventive maintenance of critical surface drilling items, for which payment will be made at the Operating Rate stated in Exhibit D — Compensation.  This allotment of time allowed for repair and

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preventive maintenance of drilling items shall be cumulative from month to month and may be carried forward, rolled-over and banked to any future month. The time spent in changing mud pump fluid end components, replacement of swivel packing, slipping and cutting of drill line and other similar routine inspections and maintenance operations, which do not unreasonably impede the progress of critical path operations, shall not be applied toward the time period in the maintenance provision of this Section 7.2 or elsewhere in this Contract.

(D)                               Certification of the Drilling Unit.

(1)                                 With respect to suitability of use for offshore Services, the Drilling Unit shall be classed and certified by Lloyds, the American Bureau of Shipping, or Det Norske Veritas (“DNV”).  Contractor shall keep the Drilling Unit properly classed and certified throughout the Term of Contract, and a copy of the latest class survey, along with an estimated drydock schedule for the Drilling Unit, shall be provided to Company prior to the Commencement Date of the Contract.

(2)                                 Contractor shall conduct, at Contractor’s sole cost and expense, a classification and other regulatory inspections of the Drilling Unit by qualified surveyors prior to the Commencement Date.

(3)                                 The estimated schedule for the inspections to be carried out in accordance with this Section 7 is specified in Exhibit A — Scope of Work and will be updated periodically throughout the Term of the Contract.

(E)                               Contractor’s Drill String.  Contractor shall supply a new or used string of internally coated drill pipe, drill collars and subs (“Drill String”) and handling equipment in accordance with the requirements of Attachment A1 to Exhibit A — Scope of Work.

(F)                                Hoisting Equipment. Contractor shall provide and maintain all hoisting equipment in accordance with industry standards and as provided in Attachment A1 to Exhibit A — Scope of Work.

(G)                              Contractor’s BOP and Well Control Systems.  Contractor shall provide and maintain all BOP and Subsea control systems as per Attachment A1 to Exhibit A — Scope of Work and maintain such equipment in accordance with industry standards and as provided in this Section 7.2(G) and the specifications set forth in Attachment A4 to Exhibit A — Scope of Work.

(1)                                 After each drilled well Contractor shall have the right to recover, replace, reconnect, test in line and deploy BOPs at Operating Rate as defined in Exhibit D — Compensation.

(2)                                 Contractor shall provide Company written documentation for all repairs and modifications to the equipment and systems.

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(H)                              Additional Materials.  At Company’s written request, and subject to Contractor’s agreement as referenced in Section 10.1, Contractor will provide additional materials that are not listed on Exhibit A — Scope of Work and attachments or are not an integral part of the Drilling Unit.  Company shall reimburse Contractor for such materials in accordance with the provisions of Section 10.1.

8.                                      ITEMS TO BE FURNISHED BY COMPANY

8.1                               Company Items.

(A)                               Company shall furnish, maintain and replace as necessary, at its sole cost and expense, the equipment, machinery, tools, supplies, materials, items and services specified in Attachment A2 to Exhibit A — Scope of Work (“Company Items”).  Company Items include items furnished by Contractor at Company’s cost whether with or without a handling charge.  Alternatively, Company may ask Contractor to furnish any of the Company Items and if Contractor accepts, Company shall reimburse Contractor as provided in Section 10.1.

(B)                               The Representatives of Company and Contractor will jointly take an inventory of all Company Items (i) prior to the Commencement Date, (ii) after completion or termination of each well, and (ii) at completion of the Services or, if this Contract is terminated earlier, the date of termination.

(C)                               Upon receipt of any Company Item, Contractor shall verify receipt and visually inspect same with reasonable diligence and shall advise Company of any shortages and defects observed.  Contractor shall have no duty to advise Company of any defects not apparent by visual inspection.

(D)                               Company shall provide the routine maintenance required to keep Company Items in good and safe operating condition.  If Company Items require repair or maintenance work beyond the scope of routine maintenance or require replacement, Company shall pay for any such repair or replacement.  If Company requests Contractor to provide such maintenance, repair or replacement, Contractor shall use efforts consistent with generally accepted industry standards to conduct such maintenance, repairs or replacement and Company shall reimburse Contractor in the manner provided in Section 10.1.  Contractor shall be compensated for any downtime directly associated with the Company Items at the Operating Rate as indicated in Exhibit D — Compensation.

(E)                               Company may, upon giving reasonable notice to Contractor and subject to Contractor’s acceptance, instruct Contractor to furnish any of the items listed in Attachment A2 to Exhibit A — Scope of Work which Company is required to furnish, and such items will at all times be considered Company Items and personnel (if applicable) unless otherwise mutually agreed in writing.  If items are so furnished, Company shall reimburse Contractor pursuant to Section 10.1.

(F)                                All Company Items which are not consumed during the performance of Services must be returned to Company, unless the Parties agree otherwise.

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(G)                              Subject to Section 15, Company is not entitled to any compensation from Contractor for normal wear and tear or damage or loss of Company Items or for the consumption of any Company Items used by Contractor during the performance of Services.

(H)                              Within three (3) months after completion of the Services or, if this Contract is terminated earlier, within three (3) months following the effective date of such termination, Contractor shall provide Company a reconciliation of all Company Items.  To the extent allowed by Applicable Laws, and to the extent transferable, Company will provide Contractor with the benefits of any warranties on the Company Items that Company has received from the Company Items’ manufacturers or distributors.

8.2                               Emergency Medical Treatment and Emergency Medical Evacuation.  Company shall make available to Contractor and its Subcontractors access to emergency medical evacuation services to, and emergency medical treatment at local Conakry medical facilities (Clinique Ambrose Pare).

8.3                               Transportation of Contractor’s Personnel and Additional Materials.  Company shall provide transportation for Contractor’s personnel and additional materials from the Personnel Staging Location as provided in Exhibit A — Scope of Work to the Area of Operations.  If Company requests additional materials as per Section 7.2(H), Company shall arrange for and provide the associated transportation, either as part of a regular trip or a special trip.

8.4                               NOT USED

9.                                      COMPENSATION.

9.1                               Service Rates.  Contractor shall be compensated by Company for performing the Services under the Contract and the Company shall reimburse the Contractor in accordance with the rates set forth in Exhibit D — Compensation and in accordance with the provisions of Sections 9.1(A) through 9.1(I) as full compensation for Services rendered and provision of the Drilling Unit, equipment, personnel, materials, machinery, Drill Strings, tools, spare parts and supplies furnished by Contractor in conformance with this Contract.  Daily rates shall be prorated on the basis of a twenty-four (24) hour calendar day to the nearest one-half hour.

(A)                               Mobilization Fee.  Contractor’s mobilization fee for the Drilling Unit and crew and for performing all Services, including all Services necessary to otherwise prepare for commencement of actual drilling Services at the first well location shall be as specified in Exhibit D — Compensation, if one is agreed to be paid in Exhibit D — Compensation.  Mobilization commences from the Point of Origin for the Drilling Unit identified in Exhibit A — Scope of Work and is complete when the Drilling Unit arrives at the Mobilization Delivery Point identified in Exhibit A — Scope of Work with all required equipment specified in Attachment A1 of Exhibit A — Scope of Work on board in full readiness to commence Services when so instructed by Company and Company has issued Acceptance of the Drilling Unit as per Attachment A4 to Exhibit A — Scope of Work.  Contractor shall invoice Company for the Mobilization Fee within thirty (30) days after the Commencement Date.

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(B)                               Operating Rate.  Subject to being superseded by any other rate or fee provided for in this Section 9.1, Company shall pay Contractor the Operating Rate specified in Exhibit D — Compensation per twenty-four (24) hour day (subject to pro-ration) beginning on the Commencement Date and continuing during the Term of the Contract, including but not limited to, drilling, suspending or abandoning, sidetracking (which for sake of clarity includes the drilling of multilateral wells), subsea completions, workovers, or testing, deepening, reaming, coring, drill stem testing, picking up drill pipe, tripping, circulating and conditioning mud, running and cementing casing, waiting for cement, logging, performing routine maintenance, waiting for orders, nippling up, running tubing, testing, completing and re-completing the well and swabbing and slipping and cutting the drilling line.

(C)                               Moving Rate.  The Moving Rate will be in effect during the time when the Drilling Unit is being moved between Company well locations within the Country.  It starts when the Drilling Unit starts toward the next well location and continues to be paid while the Drilling Unit is in transit.  The Moving Rate ceases to be paid when the Drilling Unit arrives at the next well location.  Both Parties may agree to a lump sum Moving Rate charge for transporting the Drilling Unit between well locations instead of a daily rate.

(D)                               International Moving Rate.  The International Moving Rate applies to all moves from one Country to another Country as specified in Exhibit D — Compensation.

(E)                               Standby Rate.  The Standby Rate will be in effect at any time when the Drilling Unit is on location, fully manned and operational and otherwise held in full readiness to proceed with Services, but is unable to undertake Services because of one of the following:

(1)                                 The Drilling Unit is shut down for local holidays in accordance with Applicable Laws or, at Company’s request, the drilling Services are shut down; or

(2)                                 Waiting on instructions from Company or delivery of equipment, materials or supplies to be furnished by the Company:

(3)                                 Failure or loss of or damage to Company Items or equipment, unless caused by sole fault of Contractor, in such case zero rate shall apply until critical path operations have resumed.

Under this Section 9.1(E), during the first twenty-four (24) consecutive hours of Standby, the Operating Rate as specified in Section 9.1(B) shall apply.  After the first twenty-four (24) hours of Standby, Company shall pay Contractor the Standby Rate specified in Exhibit D — Compensation per twenty-four (24) hour day (subject to pro-ration) until: (a) Services are recommenced or (b) the Contract is terminated or expires, whichever is earlier.

Company shall provide Contractor advance written notice prior to the end of a Standby period within the number of calendar days required in Exhibit A — Scope of Work.

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(F)                                Force Majeure Event Rate.

(1)                                 If any Force Majeure Event causes the suspension of Services, then:

(a)                                 Contractor shall be entitled to receive the Force Majeure Rate for a maximum period of twenty (20) consecutive days provided, however, if suspension of Services continues beyond  twenty (20) days, Company shall thereafter pay Contractor Force Majeure Rate until recommencement of Services or the Contract is terminated as set forth in Section 9.1(F)(1)(a).  Force Majeure Rate shall apply during any repairs to Contractor’s equipment necessitated by damage caused by a Force Majeure Event; or

(b)                                 Company may terminate this Contract pursuant to Section 3.3(B).

(G)                              Redrill Rate.  If all or part of the hole is lost or damaged due to Contractor’s sole fault and Company elects that Contractor re-drill a portion of the hole, then Company shall pay Contractor at the Redrill Rate specified in Exhibit D — Compensation.  If Contractor is not at fault for the loss or damage to the hole, Contractor shall be paid Operating Rate.

(H)                              Demobilization Fee.  As full compensation for demobilizing the Drilling Unit and Contractor’s expatriate and national personnel on completion or abandonment of the last well to be drilled under this Contract, or upon early termination of the Contract in accordance with the provisions of Section 3.7, Company shall pay Contractor the Demobilization Fee, if one is specified in Exhibit D — Compensation.  The Demobilization Fee may be expressed as a lump sum, a daily Service Rate or a combination of both.  Demobilization commences when the Drilling Unit is one nautical mile from the last well location.

(I)                                   Off Weather Rate.  When normal Services cannot be carried out due to adverse sea, loop/eddy currents, or adverse weather conditions, such as named tropical storms or inability to move due to weather Operating Rate (or other applicable rate) shall apply for up to twenty-four (24) consecutive hours.  Thereafter, Company shall pay the Off Weather Rate specified in Exhibit D — Compensation per twenty-four (24) hour day until Services are recommenced or the Contract terminates or expires, whichever is earlier.  Contractor’s superintendent in charge aboard the Drilling Unit will make final determination as to when Services are to be suspended and resumed in the event of these conditions.

9.2                               Stoppage of Services due to Mechanical Failure or Damage to the Drilling Unit.  If mechanical problems associated with or any damage to the Drilling Unit prevents Contractor’s performance of the Services and are not directly caused by the Company Group or a Force Majeure Event, the provisions in this Section 9.2 will apply.

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(1)                                 Surface Equipment.

(a)                                 If the stoppage of the Services is due to mechanical failure or damage to the Surface Equipment, Contractor is allowed the number of hours per calendar month to effect repairs to the Drilling Unit as set out in Exhibit A — Scope of Work.  After such allowance is used up, Contractor will be on the zero Service Rate and receive no further compensation from Company until either the recommencement of the Services or the Contract is terminated or expires.  If a failure occurs in the surface BOP controls system and results in recovering the LMRP or BOP Stack, Section 9.2(2) applies.

(b)                                 NOT USED

(2)                                 Subsea Equipment.

(a)                                 Except as otherwise provided in Section 9.2(2)(b), if the stoppage of the Services is due to a mechanical failure or damage to the Subsea Equipment, Contractor will be on zero Service Rate and receive no further compensation from Company until either the recommencement of the Services or the Contract is terminated or expires.

(b)                                 If the BOP Stack has been deployed and functional, with or without the LMRP, in excess of ninety (90) days from when the BOP Stack is released from the transportation cart, and a stoppage of the Services occurs due to mechanical failure or damage to the BOP Stack, Contractor shall recover, replace, reconnect, test in line and deploy a BOP Stack at eighty-five percent (85%) of Operating Rate until either the recommencement of the Services or the Contract is terminated or expires.  If the BOP Stack has been deployed and functional, with or without the LMRP, in excess of one hundred and twenty (120) days from when the BOP Stack is released from the transportation cart, and a stoppage of the Services occurs due to mechanical failure or damage to BOP Stack, Contractor shall recover, replace, reconnect, test in line and deploy a BOP Stack at Operating Rate until either the recommencement of the Services or the Contract is terminated or expires. If a failure occurs in the surface BOP controls system and does not result in recovering the LMRP or BOP Stack, Section 9.2(1) applies.

(c)                                  If at Company’s request the spare BOP Stack, if any,  has a different configuration from the deployed BOP Stack (i.e. drilling versus completion), and Services are stopped to recover the deployed BOP Stack, any incremental time required on the critical path to reconfigure and test the spare BOP Stack for deployment shall be at Operating Rate.

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9.3                               Variation of Service Rates.  The Service Rates set forth in Exhibit D — Compensation may be revised as follows:

(A)                               Variation of Rates for Changes in the Area of Operations or Company’s supply base.  If there is a change in the Area of Operations identified in Exhibit A — Scope of Work or Company Operations Base, Contractor may request an adjustment to the Service Rates relative to Contractor’s documented costs that result from the change.  Following such request the Parties shall execute an amendment to Exhibit D — Compensation.

(B)                               Variation of Service Rates for Changes in Company’s Policies.  If there is a change to Company’s policies, including applicable codes and standards adopted by Company, which materially increase Contractor’s costs, Contractor may request an adjustment to the Service Rates that result from the change.  Following such request the Parties shall execute an amendment to Exhibit D — Compensation.

(C)                               Variation of Service Rates due to a Change in Work Schedule/Number of Personnel.  If a change in Exhibit A — Scope of Work increases Contractor’s personnel Contractor may request an increase in the Service Rates relative to Contractor’s documented costs which result from such change.  Following such request the Parties shall execute an amendment to Exhibit D — Compensation.

(i)                                     NOT USED

(D)                               Catering Cost Variation.  For purposes of this escalation, the baseline catering cost shown in Section II, Item 8 in Exhibit D — Compensation will be adjusted for any documented actual cost variation.

(E)                               Variation of Rates Due to Exchange Controls.  If, after the Effective Date of the Contract, the Country either imposes exchange controls through new legislation or regulations or through a change in interpretation or enforcement of existing legislation or regulations, the Parties agree to consider an adjustment in Contractor’s compensation to ensure that neither Party benefits nor is disadvantaged as a result thereof.

(F)                                Variation of Rates due to Changes in Law or Regulation.  If after the Effective Date any change in law or regulation or interpretation of any law or regulation (including any tax or customs law or regulation) causes an increase in Contractor’s operating costs then the Parties agree to negotiate an adjustment in Contractor’s compensation to ensure that the Contractor is not disadvantaged as a result of that change.

10.                               REIMBURSEMENTS TO CONTRACTOR

10.1                        Reimbursement for Additional Materials and Services.  If Company elects to have Contractor furnish certain additional materials and services not included on Exhibit A — Scope of Work and its attachments and Contractor agrees to furnish such materials and perform or arrange for the performance of such Services, Company shall reimburse Contractor for the actual cost including customs duties and freight costs incurred in furnishing such items.  In addition, Contractor shall be entitled to charge Company a

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handling charge in accordance with the following amounts or percentages of the Contractor’s net final cost for such service or materials:

(A)                               Five percent (5%) for all materials and services listed in Attachment A2 to Exhibit A — Scope of Work to be provided by Contractor at Company’s cost plus a handling fee;

(B)                               Five percent (5%) for all materials and services requested after Contract signing but before the shipyard’s vessel launching milestone;

(C)                               Five percent 5(%) for all materials and services requested after the shipyard’s vessel launching milestone but before shipyard’s delivery of the Drilling Unit;

(D)                               Five percent (5%) for all materials and services requested after the shipyard’s delivery of the Drilling Unit but before the Commencement Date; and

(E)                               Five percent (5%) for all materials and services requested after the Commencement Date.

10.2                        Reimbursement for Additional Personnel.  Contractor shall be reimbursed for additional personnel requested by Company at the rates listed on Attachment A3 to Exhibit A — Scope of Work. In the absence of such listed personnel rates for the required positions, Company shall reimburse Contractor for the cost of additional personnel, as provided in Section 7.1(A)(2), on the basis of one of the following:

(A)                               A lump sum amount that is agreed to by the Parties.  The Parties agree to incorporate this amount into the applicable daily rates by entering into an amendment of Exhibit D — Compensation.

(B)                               An amount equal to Contractor’s cost for salary plus Payroll Burden (as defined in Exhibit D — Compensation) plus five percent (5%) of such amount.

10.3                        Reimbursement for Contractor’s Personnel Air Transportation.  At any time Company is required to reimburse Contractor for personnel air transportation, Company shall reimburse Contractor the cost of air transportation up to but not to exceed the cost of the applicable air fare, according to Contractor’s travel policy, by the most expedient route to and from each Person’s Personnel Home Base location.

10.4                        Reimbursement for Meals and Lodging.  The Service Rates set forth in Section 9.1 and Exhibit D — Compensation include meals and lodging for the number of Company Persons and those of Company’s other contractors specified in Exhibit D — Compensation.  Meals and lodging for additional Persons shall be at the rate specified in Exhibit D — Compensation.

11.                               FINANCIAL MATTERS

11.1                        Contractor’s Invoices.

(A)                               Contractor shall invoice Company in advance, 10 days prior to the Drilling Unit’s anticipated arrival on location, for the amount of USD 6.30 million (the “Advance Payment Invoice”).  Thereafter, Contractor shall send invoices every

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fourteen (14) days in the amount of USD 3.15 million to Company at the Company address set forth in Exhibit D — Compensation.   The invoices of USD 3.15 million sent to the Company shall contain a detailed calculation containing  Company approved timesheets, equipment sheets and shipping manifests where applicable, and shall be submitted in accordance with the provisions set for in this Section 11.1. in support of the work performed during the previous period.

(B)                               At the end of each Well, Contractor shall invoice or credit Company for any positive or negative variances for all rates, fees, and reimbursements, etc. as specified in this Agreement. Clause 11.2 B does not apply to this clause 11.1 B.

(C)                               Contractor shall include all of the following information in every invoice:

(1)                                 The title and number of this Contract.

(2)                                 The amount due in the Currency.

(3)                                 If applicable, all the following:

(a)                                 The amount of local currency due.

(b)                                 Transaction Taxes which Contractor proposes to collect or for which it will seek reimbursement from Company (including a tax assessed against Company but collected by Contractor).

(c)                                  Contractor’s tax registration number(s).

(D)                               Company shall provide to Contractor, if available, an exemption certificate, a letter from the appropriate authority or a letter from Company agreeing that Company will self-assess and remit Transaction Taxes (e.g., VAT, GST, sales tax, etc.) for one or more relevant taxing jurisdictions (instead of payment to Contractor), and Contractor shall not invoice Company for those taxes identified in the exemption certificate or letter.

11.2                        Invoice Payments.  Company shall pay Contractor’s invoices as follows:

(A)                               Payment Timing.  Company shall pay undisputed invoice amounts within ten (10) days from the date of each invoice.  Additional terms concerning an accelerated payment discount may be set out in Exhibit D — Compensation.

(B)                               Termination for Non-payment.  If Company fails to make payment of an undisputed invoice to Contractor within (10) days of receiving written notice of failure to pay the undisputed amount, Company shall be in repuditory breach of this Agreement and Contractor at its sole discretion will be entitled to terminate this Agreement, demobilize and leave the Area of Operation.  Any such termination by Contractor under this clause shall be treated as a termination for convenience by Company and Contractor shall be compensated pursuant to clause 3.7(C) of this Agreement.

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(C)                               Right to Withhold Payments.

(1)                                 If Company disputes all or part of an invoice Company shall within fifteen (15) days notify Contractor of the Dispute and pay the undisputed portion within thirty (30) days from the date of the invoice.

(2)                                 If Company notifies Contractor of a Dispute in relation to part of a paper invoice, Company shall pay the disputed portion into an escrow account until the Dispute is resolved.

(D)                               Notification of Non-Payment of an Undisputed Invoice.  If Contractor has not received payment of any undisputed invoice amount for more than thirty (30) days after Company’s receipt of that invoice, Contractor may notify Company of this non-payment.  If payment is not made within three (3) days Contractor shall charge, interest of LIBOR plus 5 basis points on any amount so outstanding until the amount is paid in full.

(E)                               Banking Regulations and Currency Requirements.  Subject to all Applicable Laws, including banking and currency laws, Company shall pay undisputed Contractor’s invoices as follows:

(1)                                 Company shall pay funds to Contractor by electronic funds transfer to the account of Contractor as set out in Exhibit D — Compensation.

(2)                                 Company shall make all payments in the Currency (including expenses paid in other currencies that Contractor has converted as required by this Contract and invoiced in the Currency) except as required in Section 11.2(D)(3).

(3)

11.3                        Subordination of Lien Rights by Company.  Company may not impress any Liens on the Drilling Unit superior to Contractor’s mortgagers and other financial documents.  Arising out of this Contract, Company shall not create or allow its contractors to attach any Lien upon the Drilling Unit.  Should the Drilling Unit be arrested or detained by reason of a Lien place on it by Company or its contractors, Company shall take all reasonable steps, at its risk and expense, to secure the prompt release of the Drilling Unit, including establishing appropriate security or bonds.  Nothing in this provision shall be deemed to prevent Company from asserting any maritime Liens against Drilling Unit that may arise by operation of law, but that Lien shall be fully subordinated to Contractor’s mortgages and any other financial documents.

12.                               ADDITIONAL OBLIGATIONS

12.1                        Compliance with Applicable Laws.  Without limiting any other provision in this Contract, both Parties shall comply with, and shall ensure that all members of their respective groups comply with, all Applicable Laws, concessions and clearances, including those of the Country.  Nothing in this Contract requires either Party to comply with Applicable Laws if that requirement would be inconsistent with U.S. and UK anti-bribery and anti-boycott laws.

12.2                        Improper Influence.  The Parties represent and warrant that, in connection with this Agreement or the business resulting therefrom:

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a.              it is knowledgeable about anti-bribery Laws, including the United States Foreign Corrupt Practices Act of 1977 and the United Kingdom Bribery Act 2010 (as amended from time to time) and all other applicable national, regional, provincial, state, municipal or local laws and regulations that prohibit the bribery of, or the providing of unlawful gratuities, facilitation payments or other benefits to any official or employee of any government, or any agency, ministry, department of a government (at any level), person acting in an official capacity for a government regardless of rank or position, official or employee of a company wholly or partially controlled by a government (for example, a state owned oil company), political party and any official of a political party; candidate for political office, officer or employee of a public international organization, such as the United Nations or the World Bank, or immediate family member (meaning a spouse, dependent child or household member) of any of the afore-mentioned or any other person or company (a “Government Official”), which are applicable to the performance of this Agreement and will actively and fully comply with all such laws; and

b.                                      neither it nor a Related Party have made, offered or authorized or will make, offer or authorize any payment, gift, promise or other advantage, whether directly or through any other person or entity, to or for the use or benefit of any Government Official or any person or any Cal Dive or any undertaking where such payment, gift, promise or other advantage would (i) comprise a facilitation payment (a payment made to facilitate or expedite performance of a commonly performed, routine governmental action); and/ or (ii) violate the anti-bribery Laws.

The Parties undertake to immediately notify the other if in connection with this Agreement or the business resulting therefrom it receives or becomes aware of any request from a Government Official or any person or an employee of a Party or any undertaking for any payment, gift, promise or other advantage of the type mentioned in this Clause.

Parties represent and warrant that neither it nor any of its related parties is a Government Official or other person who could assert illegal influence on behalf of the Parties.  If any of the foregoing becomes a Government Official, a Party shall promptly notify the other Party.

The Parties shall save, indemnify, defend, and hold harmless each other from and against any and all claims arising out of a Party’s representations herein being untrue or arising out of a Party’s breach of any of its warranties or undertakings in this Clause.

12.3                        No Penalty for Compliance.  Company may not terminate this Contract in the event Contractor’s breach or violation of any provisions of this Contract results from Contractor’s refusal to fulfill a request, whether direct or indirect, explicit or otherwise, for an Improper Benefit.  For purposes of this Section 12.3, the term “Improper Benefit” means any payment, promise or offer to pay or authorization of the payment of any money gift, or other thing of value of any nature including but not limited to direct or indirect payments, gifts, entertainment, travel expenses, political or charitable contributions, or services, to any Government Official, or to any third party at the request of or for the benefit of any Government Official, for purposes of (i) influencing any act or

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decision of such Government Official in his official capacity, (ii) inducing such Government Official to do or omit to do any act in violation of the lawful duty of such Official; (iii) securing any improper advantage; or (iv) inducing such Government Official to use his influence with the Government or instrumentality thereof to affect or influence any act or decision of the Government or such instrumentality with respect to any activities undertaken  relating to this Contract.

13.                               RECORDS AND INSPECTION

13.1                        Records.  Contractor shall establish and maintain all Records which are necessary and appropriate in accordance with good management practice (under the circumstances of this Contract) to facilitate an accurate and complete record of all of the performance by Contractor of its obligations under this Contract.

13.2                        Retention of Records.  All Records required to be kept by Section 13.1 shall be maintained and retained by Contractor Group until at least twelve (12) months from the end of the calendar year in which this Contract is completed or terminated.  All Records required to be kept by Section 13.1 shall be maintained in either paper or electronic format.

14.                               TAXES

14.1                        Contractor’s Taxes.  Contractor is solely responsible for the following taxes levied against Contractor relating to the Services or this Contract outside of Guinea:

(A)                               Income/Franchise.  Income, withholding, excess profit or other taxes, charges or imposts assessed or levied on account of Contractor’s earnings, taxable margins or receipts (including gross receipts), or franchise taxes for the privilege or actual conduct of business that are measured by Contractor’s net worth, capital, surplus or undivided profits.

(B)                               Personnel.  Taxes assessed or levied against or on account of compensation or other benefits paid to Contractor’s employees.

(C)                               Property.  Taxes assessed or levied against or on account of, or by reference to the value of, any property or equipment (including materials and consumable supplies) of Contractor except Import/Export Charges reimbursable by Company under Section 15.6.

(D)                               Services.  Taxes assessed or levied against or on account of, or by reference to the value of, the Services or this Contract.

14.2                        Company’s Taxes.  Company is responsible for all taxes levied against Company relating to the Services or this Contract.

14.3                        Gross-Up for Withholding Tax - The Service Rates included in Exhibit D — Compensation are not inclusive of Contractor’s Taxes.  If Company is required to withhold income tax on payments made to Contractor, such payments shall be grossed-up such that Contractor receives payments equal to the Service Rates included in Exhibit D — Compensation after the application of withholding tax.

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14.4                        Reimbursement of Company’s Taxes.  With the exception for amounts included in Section 14.3 above, Company shall reimburse Contractor for all documented Contractor’s Taxes related to the Services or this Contract in Guinea, and Company shall indemnify, defend and hold Contractor harmless from the payment of all Taxes or related charges of any nature whatsoever, imposed or assessed by the Government in Guinea. However, in the event that Company is unable to use or loses its tax exemptions due solely to Contractor’s Gross Negligence, Contractor shall be responsible for its Guinean tax liability only to the extent of the exemptions lost.

14.5                        Transaction Taxes.  If any Transaction Taxes are applicable, these taxes shall be separately itemized and identified on Contractor’s invoices as provided in Section 11.1; paid by Company and collected by Contractor and paid over by Contractor to the appropriate governmental agency in accordance with Applicable Laws (except to the extent Company advises Contractor pursuant to Section 11.1(C) that in accordance with Applicable Laws, Company will be responsible for self-assessing and paying these taxes).  Each Party shall provide the other Party on a timely basis with invoices, tax receipts and any other documentation that may be required for Company or Contractor to obtain tax reimbursement, credit, abatement or refund of any taxes.

14.6                        Subcontractor Taxes.  Each Party is solely responsible for all liabilities or Claims for taxes assessed or levied with respect to actions (or omissions to act) of such Party’s Subcontractors, their directors, officers, employees or agents in relation to this Contract or the Services.

14.7                        Tax Records.                     Company will provide Contractor with any information which Contractor may reasonably require in order to file any required tax returns in accordance with appropriate Laws.

15.                               IMPORT/EXPORT OBLIGATIONS.

15.1                        Definitions Relating to Import/Export Obligations.

(A)                               “Import/Export Charges” means customs or import or export duties or taxes, and all other charges related to port or customs clearances, including pilotage, agent fees, brokerage fees, handling charges and port dues.

(B)                               “Contractor Import/Export Items” means any property, goods, materials or equipment that Contractor imports into the Country or the Area of Operations (whether permanently or temporarily) in order for Contractor to perform the Services.

(C)                               “Company Import/Export Items” means any property, goods, materials or equipment that Company imports into the Country or the Area of Operations (whether permanently or temporarily) in connection with this Contract.

(D)                               “Import/Export Exemptions” means exemptions from or reductions of Import/Export Charges obtained by Company or available to Contractor or members of Contractor Group.

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15.2                        Contractor Imports and Exports.  Contractor is responsible for all of the following:

(A)                               For exporting all Contractor Import/Export Items from their country of origin (including deemed exports of software, technology or other intellectual property).

(B)                               For importing all Contractor Import/Export Items into the Country and the Area of Operations.

(C)                               For obtaining all necessary permits, licenses, authorizations and clearances for the export and import of Contractor Import/Export Items.

(D)                               For complying with all Applicable Laws, including those of the country of export and the country of origin.

15.3                        Company Imports and Exports.  Company is responsible for all of the following:

(A)                               For exporting all Company Import/Export Items from their country of origin (including deemed exports of software, technology or other intellectual property).

(B)                               For importing all Company Import/Export Items into the Country and the Area of Operations.

(C)                               For obtaining all necessary permits, licenses, authorizations and clearances for the export and import of Company Import/Export Items.

(D)                               For complying with all Applicable Laws, including those of the country of export and the country of origin.

15.4                        Import/Export Exemptions.  Contractor and Company shall use its best efforts and take all actions necessary to ensure that all possible Import/Export Exemptions are obtained, and that all requirements for Import/Export Exemptions are complied with.  Neither Party shall take any action that is prejudicial to obtaining any available Import/Export Exemption.

15.5                        Payment of Import/Export Charges.  Contractor shall pay all Import/Export Charges, on Contractor Import/Export Items subject to reimbursement under Section 15.6, if applicable.  All temporary import bonds shall be administered by Contractor and provided at Company’s sole cost.

15.6                        Reimbursement.  If an Import/Export Exemption is not available through no fault of Contractor, then Company shall reimburse Contractor for the actual documented cost of any Contractor Import/Export Charges that are paid by Contractor to a duly authorized representative of the government having jurisdiction.

15.7                        Exports after Completion of the Services.  Contractor is responsible for obtaining all necessary permits, licenses, authorizations and clearances for the export from the Country or the Area of Operations, and the import into the destination country, of any Contractor Import/Export Items which are exported from the Country or the Area of Operations.

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16.                               CLAIMS, LIABILITIES AND INDEMNITIES

16.1                        INTENT OF INDEMNITY PROVISIONS.  The Parties agree to allocate between them responsibility for all Claims as set out below. As used in this Section 16, the following terms have specified meanings.

(A)                               “Fault” means the active, passive, sole, contributory, concurrent or gross negligence of a Person, the unseaworthiness of any vessel, including the Drilling Unit, strict liability, or breach of warranty.

(B)                               “Gross negligence” means willful and wanton disregard for harmful, foreseeable and avoidable consequences.

(C)                               An “occurrence” is defined as an accident, including continuous or repeated exposure to substantially the same general harmful conditions.

(D)                               “Third Parties” includes any Person who is not a member of the Contractor Group, the Company Group.

(E)                               “Indemnify”, “indemnifies”, “indemnity obligations”, and similar terms mean waive, assumes responsibility for, releases indemnifies and holds harmless.

(F)                                Losses contemplated by this Section 16 include the cost of removal of wreckage.

16.2                        CONTRACTOR GROUP’S PROPERTY.

(A)                               General.  Subject to the provisions of Sections 16.2(B) and 16.2(B)(4), if damage is suffered or loss is incurred to Property of the Contractor Group, including the Drilling Unit, where that damage or loss arises out of this Contract or the Services, Contractor indemnifies Company Group against that damage or loss from and against Claims by the Contractor Group for that damage or loss regardless of fault of Company Group.

(B)                               Damage or Loss to Downhole Equipment.  Company shall reimburse Contractor for damage to or loss of the Downhole Equipment owned or provided by Contractor while in the hole below the rotary table.  Company shall pay Contractor the lesser of the repair cost or the replacement cost for Downhole Equipment in accordance with the provisions below:

(1)                                 If the Downhole Equipment component is new at the Commencement Date of the Contract:

(a)                                 During the first twelve (12) months of the term of the Contract — replacement cost;

(b)                                 During the second twelve (12) months of the term of the Contract — ninety-five percent (95%) of replacement cost; and

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(c)                                  Thereafter — eighty-five percent (85%) of replacement cost.

(2)                                 If the Downhole Equipment component has been in service for a period of twelve (12) months at the Commencement Date of the Contract or at the time it replaces previously damaged components — eighty-five percent (85%) of replacement cost.

(3)                                 If used Downhole Equipment component is replaced during the Term of the Contract with new Drill String components:

(a)                                 During the first twelve (12) month period following replacement — replacement cost;

(b)                                 During the second six (6) month period following replacement — ninety percent (90%) of replacement cost; and

(c)                                  Thereafter — eighty-five percent (85%) of replacement cost.

(4)                                 Reimbursement by Company under this Section 16.2(B) is based on Contractor’s actual documented cost to repair or replace the damaged components, plus, if shipped to the Area of Operations, actual documented freight, duties (reimbursement of duties being subject to Section 15.6) and handling costs incurred by Contractor for transport of the replacement components to the Company Operations Base.

(C)                               Damage to Subsea Equipment.

(1)                                 Company shall reimburse Contractor for damage or loss to Contractor’s Subsea Equipment as a result of loop, eddy or other adverse currents or named tropical storms / hurricanes that cause the Subsea Equipment to exceed its technical capabilities, subject to the following:

(a)                                 Contractor shall, as soon as reasonably practical, notify Company if Contractor discovers that the currents exceed or may exceed the technical limitations of the Subsea Equipment.

(b)                                 If such currents are not discovered by Contractor, or if discovered and Company nevertheless instructs Contractor to proceed and damage to the Subsea Equipment results, Contractor shall advise Company of such damage once known, but Contractor shall nevertheless be entitled to reimbursement under this Section 16.2(B)(4).

(c)                                  If Contractor advises Company of such currents and Company requests Contractor to proceed with Services, refusal by Contractor to proceed with Services despite Company’s request will not be considered breach of any provision of the Contract.

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(2)                                 Company shall reimburse Contractor for damage or loss to Contractor’s Subsea Equipment as a result of the Drilling Unit being moved outside a one hundred and fifty foot (150’) radius from the well center while the subsea equipment is suspended below the rotary table at Company’s request (also known as “well hopping”).  Furthermore, Contractor shall not be required to move the Drilling Unit outside a one hundred and fifty foot radius from the well center with the subsea equipment suspended below the rotary table and Contractor’s refusal to do so will not be considered a breach of any provision of this Contract

(3)                                 Company shall reimburse Contractor for damages to Contractor’s Subsea Equipment as set forth in Section 16.2(C) in an amount equal to the then current replacement cost of the Subsea Equipment, plus delivery to the Drilling Unit, or the repair cost, whichever is less. If this damage or loss causes any downtime for the Drilling Unit, Company shall, in addition, pay Contractor at the Standby Rate until repair is completed.

16.3                        COMPANY GROUP’S PROPERTY.  With respect to loss or damage to Property of Company Group, Company indemnifies Contractor Group from and against Claims for damage or loss to Property of Company Group where that damage or loss arises out of this Contract and the Services regardless of Fault of Contractor Group.

16.4                        INJURY OR DEATH.

(A)                               Contractor Group’s Employees.  Contractor indemnifies Company Group from and against Claims for injury to or death of Contractor Group employees where that injury or death arises out of this Contract or Services regardless of Fault of Company Group.

(B)                               Company Group’s Employees.  Company indemnifies Contractor Group from and against Claims for injury or death of Company Group’ employees where that injury or death arises out of this Contract regardless of Fault of Contractor Group.

16.5                        LIMITATION ON LIABILITY FOR WELL EVENT CONTROL COSTS.  If a Well Event arises out of this Contract, Company releases and indemnifies each member of Contractor Group from and against Claims for Well Event Control Costs.

16.6                        THIRD PARTY INDEMNITY

(A)                               Company indemnifies Contractor Group from and against Claims for injury or death or loss or damage to property of Third Parties arising out of this Contract, but only to the extent caused by the Fault of Company Group.

(B)                               Subject to the provisions of Section 16.6(C), Contractor indemnifies Company Group from and against Claims for injury or death or loss or

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damage to property of Third Parties arising out of this Contract, but only to the extent caused by the Fault of the Contractor Group.

(C)                               Company indemnifies Contractor Group from and against Claims for loss of or damage to underwater structures, equipment, or obstructions owned by Third Parties arising out of this Contract that occur when the Drilling Unit is being moved with the Subsea Equipment suspended below the rotary table at Company’s request.

(D)                               Company indemnifies Contractor Group from and against Claims for loss of or damage to underwater structures, equipment, or obstructions owned by Third Parties arising out of this Contract that occur when the Drilling Unit is being moved between wellheads with the Subsea Equipment suspended below the rotary table at Company’s request.

16.7                        POLLUTION DAMAGE.

(A)                               Contractor indemnifies Company Group from and against Claims arising out of this Contract for control, cleanup, removal, assessments, damage to natural resources, and Third Party property damage or loss from Pollution that originates above the water level from spills of fuels, lubricants, motor oils, non-oil based drilling fluids, pipe dope, paints, solvents, ballast, bilge and garbage within Contractor’s possession and control and directly associated with the Drilling Unit.

(B)                               Except as provided in Section 16.7(A), Company indemnifies Contractor Group from and against Claims arising out of this Contract for control. cleanup, removal, assessments, damage to natural resources, and Third Party property damage or loss from Pollution, including Pollution that originates at or below the water level.

16.8                        LOSS OF WELLBORE AND RESERVOIR DAMAGE. If the wellbore, i.e. the hole below the seabed, is lost or damaged at any time, Company indemnifies the Contractor Group from and against Claims arising out of this Contract for damage to or loss of the wellbore and reservoir.  Company indemnifies the Contractor Group from and against Claims arising out of this Contract for the cost of regaining control of any wild well. Company indemnifies the Contractor Group from and against Claims arising out of this Contract for injury to, destruction of, or loss or impairment of any property right in or to oil, gas or other mineral substance or water, if at the time of the act or omission causing such injury, destruction, loss, or impairment, said substance had not been reduced to physical possession above the seabed, and for any loss or damage to any formation, strata, or reservoir beneath the seabed.

16.9                        USE OF MEDICAL FACILITIES OR MEDICAL EVACUATION.  Company indemnifies Contractor from and against Claims for injury to or death of members of Company Group that arise out of or in connection with the recovery, diagnosis, treatment or medical evacuation of such personnel, or the provision of pharmaceutical products or medical supplies furnished or rendered by Contractor Group.  Contractor indemnifies Company Group from and against Claims arising

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out of Company making available to Contractor Group access to emergency evacuation services pursuant to Section 8.2.

16.10                 INDEMNITY FOR TAXES.  Each Party indemnifies the other Party from and against Claims for taxes (including interest and penalties), costs, losses, duties or charges, that any taxing authority may assess or levy against such Party in connection with such Party’s tax obligations relating to this Contract or arising out of such Party’s actions or failure to act. Company indemnifies Contractor Group from and against any Claim arising from Company’s failure to provide the information referred to Section 11.1(D) or from erroneous information referred to in Section 14.5.

16.11                 LIMITATIONS ON CLASSES OF DAMAGES.  Company and Contractor waive and release each other, Contractor Group and Company Group from and against, directly or indirectly, to the fullest extent permitted by applicable law, all of the following Claims for damages arising out of this Contract or the Services, whether such Claims are made in connection with an indemnity specified in this Section 16, a breach of any obligation under this Contract or otherwise:

(A)                               Indirect, incidental or consequential loss.

(B)                               Loss or delay of production, including production of petroleum or petroleum products, or loss of or damage to the leasehold, loss of hole, loss of reservoir, or loss of delay in drilling or operating rights.

(C)                               Loss of prospective economic advantage or benefit.

(D)                               Loss of profits or revenue, costs or expenses resulting from business interruptions, loss of business opportunity, loss or damage to property, equipment, materials, and services.

(E)                               Costs of Persons hired by the Parties, including Subcontractors, to provide vessels, materials, and services or work in support of the Services, sometimes referred to as “spread costs”.

(F)                                Punitive or exemplary damages.

16.12                 EXTENT OF WAIVER, RELEASE AND INDEMNITY OBLIGATIONS.  The indemnity obligations of Contractor and Company and the limitations and exclusions of damages set out in this Section 16 shall apply regardless of the Fault of any Person indemnified or relieved of damages, any other anticipated or unanticipated event or condition, or any other legal theory of liability whether in contract, tort, or otherwise, and regardless of whether pre-existing the execution of this Contract, and regardless of whether liability of any kind is imposed or sought to be imposed on any Person indemnified or relieved of damages.

16.13                 DEFENSE OF CLAIMS.

(A)                               Contractor shall, at its sole cost and expense, be responsible for Defense Costs relative to Claims which may be brought against Company Group for which Contractor wholly releases and/or indemnifies Company Group.

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Contractor shall accept and initiate such defense within thirty (30) days of written request by Company.

(B)                               Company shall, at its sole cost and expense, be responsible for Defense Costs relative to Claims which may be brought against Contractor Group for which Company wholly releases and/or indemnifies Contractor Group.  Company shall accept and initiate such defense within thirty (30) days of written request by Contractor.

(C)                               In instances where a Party’s indemnity obligations are limited to a certain amount or percentages of damages, Defense Costs shall ultimately be borne by the Parties in proportion to their respective obligation to contribute to any settlement or judgment related to the underlying Claim. The primary party responsible for indemnification shall fund all Defense Costs until such time as a settlement is finalized or judgment is rendered, with the reconciliation between the Parties being conducted thereafter.

16.14                 DURATION OF INDEMNITY, RELEASE AND DEFENSE OBLIGATIONS.

(A)                               The indemnity obligations in this Section 16 shall be effective as of the Effective Date of this Contract and shall remain in effect until termination.

(C)                               Notwithstanding the provisions of Section 16.14(A), the indemnity obligations under this Section 16 shall continue to be in effect after termination of the Contract for any of the following:

(1)                                 Claims arising during the Term of the Contract regardless of whether such claims are initiated during or after the Term of the Contract; or

(2)                                 Claims arising during removal of wreckage operations under Section 2.12.

17.                               INSURANCE.

Contractor shall maintain insurance required by Applicable Laws and as provided in Exhibit C — Insurance.

18.                               OWNERSHIP OF INTELLECTUAL PROPERTY.

18.1                        Confidentiality of Contract Information.

(A)                               Contractor shall treat Company Contract Information as valuable, proprietary and confidential information and shall ensure that all members of Contractor Group do not disclose, any Company Contract Information to any other Person without the prior written consent of Company.

(B)                               Company shall treat Contractor Contract Information as valuable, proprietary and confidential information and shall ensure that all members of Contractor Group do not disclose, any Company Contract Information to any other Person without the prior written consent of Company.

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18.2                        Ownership of Contract Information

(A)                               All intellectual property rights and all other Property and other rights in relation to Company Contract Information are owned by Company. To the extent that Contractor or other members of Contractor Group discovered, developed or created copyright or other intellectual property or other rights arise in relation to that Company Contract Information, those works and rights are work made for hire under this Contract and are the exclusive property of Company.

(B)                               All intellectual property rights and all other Property and other rights in relation to Contractor Contract Information are owned by Contractor.  To the extent that Contractor or other members of Contractor Group discovered, developed or created copyright or other intellectual property or other rights arise in relation to that Contractor Contract Information, those works and rights are the exclusive property of Contractor.

18.3                        Grant of License to Company.  Company and its Affiliates shall have an irrevocable, non-exclusive, royalty-free, perpetual, worldwide right and license, to use Contractor Contract Information to the extent necessary to exploit Services or Products provided under this Contract, provided that Company and its Affiliates ensure that a receiving party of the Contractor Contract Information acknowledges its confidential and proprietary nature and undertakes to safeguard such Contractor Contract Information using at the least the same degree of care undertaken by Company herein..

18.4                        Grant of License to Contractor. Contractor is hereby granted an irrevocable, worldwide, royalty-free license to use Company Contract Information in any manner and disclose within its normal operations to perform the Services required to be performed by the Drilling Unit under this Contract, provided that Contractor and its Affiliates ensure that a receiving party of the Company Contract Information acknowledges its confidential and proprietary nature and undertakes to safeguard such Company Contract Information using at the least the same degree of care undertaken by Contractor herein.

19.                               BUSINESS RELATIONSHIP

19.1                        Contract for Services.  This is a maritime contract for maritime services and is not a charter or lease of Contractor’s Drilling Unit or other equipment.

19.2                        Independent Contractor.  The Services are provided by Contractor as an independent contractor, and Contractor and the members of Contractor Group are not employees, agents or representatives of Company or Company Group. Company shall have no direction or control of Contractor Group except in the results to be obtained.

19.3                        Control over Performance.  As an independent contractor, Contractor has complete control, supervision and direction over its equipment and personnel and over the manner and method of the performance of the Services.

20.                               ASSIGNMENT

20.1                        Assignment by Contractor.  Contractor may not assign or transfer in whole or part its rights and obligations under this Contract to any Person other than an Affiliate of Contractor or other than a financing bank, or in the event of a reorganization, merger,

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consolidation or asset sale, to any other entity which assumes the assets of Contractor under that reorganization, merger, consolidation or asset sale without the prior written consent of Company.  Any attempted assignment or transfer in breach of this obligation is void as between Company and Contractor.

20.2                        Assignment by Company.  Company may assign or transfer all or part of its rights or obligations under this Contract as follows:

(A)                               Without Contractor’s consent to an Affiliate of Company.

(B)                               Without Contractor’s consent to any other Person in the event of a reorganization, merger, or consolidation, to any other entity which assumes the assets of Company under that reorganization, merger, or consolidation.

(C)                               To any other Person with Contractor’s consent.

20.3                        Successors and Assigns.  This Contract upon assignment in accordance with Section 20.1 or 20.2 will be binding and will insure to the benefit and obligation of the successors and assigns of the assigning Party.

21.                               FORCE MAJEURE

21.1                        Definition of Force Majeure Event.  “Force Majeure Event” means any of the events or circumstances described in this Section 21.1 that are beyond the control of an affected Party and which prevents the performance of any of the affected Party’s obligations under this Contract after that Party has taken every reasonable step, including reasonable expenditures of money, to remedy the impact of the event: Events or circumstances that may give rise to a Force Majeure Event are limited to the following:

(1)                                 Earthquakes, fires, storms, tidal waves, tsunami, floods or other physical natural disasters, including epidemic disease outbreaks such as typhoid, yellow fever, Ebola, etc.

(2)                                 Acts of war (whether declared or undeclared), terrorism, riot, piracy, civil war, blockade, insurrection or civil disturbances.

(3)                                 Acts of a governmental entity, agency or other local authority.

(4)                                 Strikes or labor disputes.

21.2                        Excuse of Performance due to a Force Majeure Event.  Subject to compliance with Section 21.3, neither Party is liable for any delay in performing or failure to perform its obligations under this Contract (excluding release, indemnity and defense obligations and the obligation to pay undisputed invoices) if and to the extent that the delay or failure is caused by a Force Majeure Event.  A Party is excused from its performance obligations that are prevented by a Force Majeure Event for as long as the Force Majeure Event continues.

21.3                        Notice and Mitigation.  If a Party seeks relief from its obligations to perform under this Contract under Section 21.2, it shall:

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(A)                               Give prompt notice to the other Party, which must include all of the following information:

(1)                                 The event that the Party considers constitutes a Force Majeure Event; and

(2)                                 A good faith estimate of the duration of the Force Majeure Event.

(B)                               Make all reasonable efforts to overcome the Force Majeure Event and to mitigate its effects.

(C)                               If the Force Majeure Event continues, give periodic notices in accordance with Section 21.3(A), with a frequency as directed by the other Party’s Representative.

(D)                               Give the other Party prompt notice of the conclusion of the Force Majeure Event and resume performance of the Services as soon as reasonably possible after its conclusion.

21.4                        Termination of the Contract due to a Force Majeure Event.  This Contract may be terminated due to a Force Majeure Event in accordance with Section 3.3(B).

22.                               GOVERNING LAW AND RESOLUTION OF DISPUTES

22.1                        Governing Law.  This Contract is governed by and interpreted under the laws of England without regard to its choice of law rules.  The United Nations Convention on Contracts for the International Sale of Goods, 1980 (known as “the Vienna Sales Convention”) does not apply to this Contract.

22.2                        Resolution of Disputes.  The Parties shall exclusively and finally resolve any Dispute between them using direct negotiations, mediation and arbitration as set out in this Section 22.

22.3                        Direct Negotiations.  If a Dispute arises, a Party may initiate the resolution process by giving notice setting out in writing and in detail the issues in Dispute and the value of the Claim to the other Party.  A meeting between the Parties, attended by individuals with decision-making authority, must take place within thirty (30) days from the date the notice was sent in an attempt to resolve the Dispute through direct negotiations.

22.4                        Mediation.  If the Dispute cannot be settled by direct negotiations within thirty (30) days of initiation of the resolution process, either Party may initiate mediation by giving notice to the other Party.  The mediation shall be attended by individuals representing each Party with decision-making authority and the place of mediation shall be Houston, Texas.  Each Party to the mediation shall pay one-half the cost of the mediator.

22.5                        Arbitration.  If the Dispute is not resolved by mediation within thirty (30) days from the date of the notice requiring mediation, or if the Dispute is unresolved within sixty (60) days from the date of the notice requiring direct negotiations, then the Dispute shall be finally settled by binding arbitration and either Party may initiate such arbitration by giving notice to the other Party.  The arbitration shall be conducted in accordance with the United Nations Commission on International Trade Law (“UNCITRAL”) Arbitration Rules, except to the extent of conflicts between the UNCITRAL Arbitration Rules and

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the provisions of this Contract, in which event the provisions of this Contract prevail.  The International Centre for Dispute Resolution is the appointing authority, London, England.

22.6                        Arbitration Proceedings.  The following provisions shall apply to any arbitration proceedings commenced pursuant to Section 22.5:

(A)                               The number of arbitrators shall be one (1) if the monetary value of the Dispute is Ten Million Dollars (US $10,000,000) (or its currency equivalent) or less.  The number of arbitrators shall be three (3) if the monetary value is greater than Ten Million Dollars (US $10,000,000) or its currency equivalent.

(B)                               The arbitrator or arbitrators must be fluent in the English language and the language of the arbitral proceeding shall be English.

(C)                               The arbitrator or arbitrators must remain neutral, impartial and independent regarding the Dispute and the Parties.  If the number of arbitrators to be appointed is one, that arbitrator, or the presiding arbitrator if the arbitrators are three, must be a lawyer experienced in the resolution of disputes with experience relating to the types of issues involved in the Dispute.

(D)                               The Parties waive any Claim for, and the arbitrator has or arbitrators have no power to award, the damages waived and released under Section 16.11.

(E)                               All arbitration fees and costs (except for translation costs) shall be borne equally regardless of which Party prevails.  Each Party shall pay its own costs of legal representation and witness expenses.

(F)                                The arbitrator or arbitrators must render a reasoned award in writing within 30 days of the arbitration proceeding.  The award is final and binding.

23.                               NOTICES, REPRESENTATIVES AND CONTACT INFORMATION

23.1                        Notices.

(A)                               All notices required or permitted under this Contract must be in writing and delivered by mail (postage prepaid), overnight courier or by hand delivery to the address of the receiving Party set out in the signature page to this Contract.  Notice may also be delivered by facsimile sent to the facsimile number of the receiving Party set out in the signature page to this Contract (or such other address as a Party may notify in writing) provided that the original notice is promptly sent to the recipient by mail (postage prepaid) or by hand delivery.  Notices sent by email are ineffective.

(B)                               Notices are effective when received by the recipient during the recipient’s regular business hours.

(C)                               Notices which do not comply with the requirements of this Contract are ineffective, and do not impart actual or any other kind of notice.

41

23.2                        Representatives and Contact Information.

(A)                               The representatives and contact information of each Party are as set out in the Exhibit A — Scope of Work.

(B)                               Each Party may change its representative or contact information by giving notice to the other Party.  If a notice is given under this Section 23.2(B), the replacement representative or contact information which is set out in the notice replaces the representative or contact information as set out in the Exhibit A — Scope of Work.

24.                               THIRD PARTY RIGHTS

No Person who is not a party to this Contract has any rights under this Contract or may enforce any provision in this Contract except that members of the Contractor Group and the Company Group, respectively, shall have the benefit of the indemnity obligations provided in their favor in Section 16 and shall have the right to enforce those obligations.

25.                               GENERAL PROVISIONS

25.1                        Prior Agreements.  This Contract comprises the complete and exclusive agreement between the Parties regarding the subject matter of this Contract, and supersedes all oral and written communications, negotiations, representations or agreements in relation to that subject matter made or entered into before the Effective Date.

25.2                        Amendment.  No amendment to this Contract is effective unless made in writing and signed by authorized representatives of both Parties.

25.3                        Waiver.  Neither Party’s failure to pursue remedies for breach of this Contract, or payment  of invoices constitute a waiver by that Party  of any breach of this Contract by the other Party or raise any defense against Claims against that other Party for breach of this Contract.  The waiver or failure to require the performance of any covenant or obligation contained in this Contract or pursue remedies for breach of this Contract does not waive a later breach of that covenant or obligation.

25.4                        Parent Company Guarantee.  As a condition precedent to this Contract, and prior to commencement of the Services, Company shall provide Contractor with a Parent Company Guarantee in a form acceptable to Contractor, attached to this Contract as Exhibit F.

25.5                        Severability.  Each provision of this Contract is severable and if any provision is determined to be invalid, unenforceable or illegal under any existing or future law by a court, arbitrator of competent jurisdiction or by operation of Applicable Laws, this invalidity, unenforceability or illegality does not impair the operation of or affect those portions of this Contract that are valid, enforceable and legal.

25.6                        Survival.  Despite completion of the Services or termination of this Contract for any reason, all provisions in this Contract containing representations, warranties, releases, defense obligations and indemnities, and all provisions relating to tax, import/export/customs, Contractors’ invoices, audit, confidentiality, insurance, disclaimer of certain remedies, limitations of liability, ownership or use or return of Contract

42

Information, removal of wreckage, retention and inspection of Records, Dispute resolution and governing law, and all Claims which arose prior to completion or termination, survive indefinitely until, by their respective terms, they are no longer operative or are limited by an applicable statute of limitations.

25.7                        Counterparts.  This Contract may be executed in any number of counterparts, each of which will be deemed an original of this Contract, and which together will constitute one and the same instrument; provided that neither Party will be bound to this Contract unless and until both Parties have executed a counterpart.

25.8                        Drafting.  Preparation of this Contract has been a joint effort of the Parties and the resulting Contract must not be construed more severely against one of the Parties than against the other.

The remainder of the page intentionally left blank.

43

IMPORTANT NOTICE:  THIS CONTRACT CONTAINS PROVISIONS REGARDING INDEMNITIES AND WARRANTIES THAT EXPRESS THE AGREEMENT OF THE PARTIES CONCERNING CLAIMS ARISING OUT OF THIS CONTRACT.

The Parties have executed this Contract in triplicate as evidenced by the following signatures of authorized representatives of the Parties:

COMPANY:		CONTRACTOR:

SCS Corporation Limited, a wholly owned subsidiary of Hyperdynamics Corporation		Pacific Drilling Operations Limited

Signature:		Signature:

/s/ Ray Leonard		/s/ C. J. Beckett

Name:	Ray Leonard	Name:	C. J. Beckett

Title:	President & CEO	Title:	CEO

ADDRESS FOR NOTICES:		ADDRESS FOR NOTICES:

44

EXHIBIT A - SCOPE OF WORK

Company:		Contractor:

SCS Corporation Limited		Pacific Drilling Operations Limited

Area of Operations:	Country:	Well Location(s):

Guinea	Republic of Guinea	TBD

Company Representative:		Contractor Representative:

Forrest Estep		Alan Breed

Name of Drilling Unit:  Pacific Bora

Point of Origin for the Drilling Unit:  Nigeria

Port of Entry for the Drilling Unit (if applicable): Conakry

Mobilization Delivery Point for the Drilling Unit:   One nautical mile from Company’s first location in Republic of Guinea

Point for Demobilization for the Drilling Unit: One nautical mile from the last well location

Party Responsible for providing permissions necessary to enter the Area of Operations to operate at the well location, as per Section 2.2(B)(2):

Company:  ☒          Contractor:  ☐

Initial Term of the Contract, as per Section 3.2(A): (choose one option)

•                  Term: One (1) well

Option to Extend the Initial Term of the Contract, as per Section 3.2(B)(1) and 3.2(B)(2):

Applicable:  ☒          Not Applicable:  ☐

If “Applicable”, indicate agreed extension period:

For the time necessary for Contractor to drill an additional number of wells: Three (3) — 1-Well Options For a period of time:

Further Extensions of the Term of the Contract, as per Section 3.2(C) with two hundred seventy days notice to Contractor:

Option Available:  ☐          Not Available:  ☒

Earliest Date Drilling Unit may be available, as per Section 1.1, Commencement Date definition:

March 1st, 2017

Latest Date Drilling Unit must be available, as per Section 3.3(E):

April 15, 2017

Number of days after completion of the Services by which Drilling Unit must be removed from the Area of Operations, as per Sections 2.8, 2.10, and 9.1(I): 10 calendar days

Shake down Period number of days: 6.2(C )(3) & 6.2(C)(4):

Not applicable for this contract

Force Majeure Event number of consecutive days: (per Section 3.3(C) and 9.1(G):

Twenty days

Additional requirements prior to the Commencement Date, as per Section 1.1:

Applicable:  ☐            Not Applicable:  ☒

If “Applicable”, indicate requirements: Company will have auditors join rig no later than commencement of mobilization and audit/inspection will be performed at the prevailing terms of this contract.  The audit terms will be mutually agreed prior to January 1, 2017.  The Contractor shall provide full access to the drilling unit and the records of maintenance associated with same.  The deficiencies will be reported to both Company and Contractor.  Contractor agrees to correct deficiencies in a timely manner and at Contractor’s expense.  “Timely Manner” will be agreed at same time the audit terms are agreed.

Estimated Schedule for Inspection(s) of the Drilling Unit, as per Section 7.2(D)(3):

Certification of Drilling Unit:  Equipment inspections as per class and regulatory requirements

None

Structural Inspection of Drilling Unit:  Equipment inspections as per class and regulatory requirements

None

Estimated UWILD/Drydock Schedule of Drilling Unit:  Equipment inspections as per class and regulatory requirements

None

Local HES policy attached, as per Section 5.2: Yes: ☐ No: ☒	Local Drug/Alcohol/Search policy attached, as per Section 5.2: Yes: ☐ No: ☒

Local Content &/or Workforce Nationalization requirements, as per Section: Not applicable	Port of Entry for Contractor’s Personnel, as per Section 1.1 (if applicable): To be determined by Company.

Contractor’s Personnel Rotation Schedule, as per Section 7.1(D): 35 day rotation	No. of days notice required under Section 9.1(F)(4) for Contractor to remobilize its personnel: 10 calendar days

No. of hours allowed per month to effect repairs and preventative maintenance of equipment at the Operating Rate:

As per Sections 9.2(A)(1)(a) and per 7.2(C)(4):  A total of twenty-four hours per month is allotted for repairs and preventative maintenance for Surface Equipment (non-accrued); after which compensation will revert to zero Service rate.

As per Section 9.2(A)(2)(a) and per 7.2(C)(4):  A total of forty-eight hours per month is allotted repairs and preventative maintenance for Subsea Equipment (non-accrued); after which compensation will revert to zero Service rate.

The allowance as indicated above for Section 7.2(C)(4) and Section 9.2 are considered a single combined monthly allowance.

Period of Consecutive Days of Stoppage of Services even though Contractor is in compliance with the Required Standard of Performance :

Number of Consecutive days for Surface Equipment, as per Section 9.2(A)(1)(b):

Termination: Thirty days

Number of Consecutive days for Subsea Equipment, as per Section 9.2(A)(2)(b):

Termination: Forty-Five days

Number of Consecutive days of Stoppage of Services due to Contractor being out of compliance with the Required Standard of Performance: Thirty days

Variations of Rates due to Changes in Law or Regulation as per Section 9.5.

Applicable:  ☐          Not Applicable:  ☒

If “Applicable”, indicate requirements:

Contractor personnel required to load/unload the supplies and materials on supply vessels in the Area of Operations, as per Section 2.16:

Yes:  ☒ (as required)          No:  ☐

Transportation arrangements for Contractor’s personnel, if different from those set forth in Section 6.1(E)(4): Not applicable.

The Drilling Unit, Ancillary Equipment and Personnel to be furnished by Contractor are detailed in the following Attachments:

Attachment A1                  — DRILLING UNIT AND ANCILLARY EQUIPMENT SPECIFICATIONS

Attachment A2                  — EQUIPMENT, SUPPLIES, MATERIAL AND SERVICES TO BE FURNISHED BY COMPANY AND CONTRACTOR

Attachment A3                  — PERSONNEL TO BE FURNISHED BY CONTRACTOR

Attachment A4                  —DRILLING UNIT INSPECTION AND ACCEPTANCE REQUIREMENTS

Attachment A5                  — CONTRACTOR SAFETY MANAGEMENT SYSTEM

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ATTACHMENT A1 TO EXHIBIT A — SCOPE OF WORK

Offshore Drilling Contract No.  PBA 3

DRILLING UNIT AND ANCILLARY EQUIPMENT SPECIFICATIONS

1.                                      Name of Drilling Unit: Pacific Bora

2.                                      Maximum water depth of Drilling Unit capability, as per Section A.4:  10,000 ft.

(Capable of 10,000 feet, equipped for 10,000 feet.)

3.                                      Drilling depth capability for the Drilling Unit, as per Section A.4:  37,500 ft.

4.                                      Drilling Unit specification and specifications for Ancillary Equipment are provided herein:

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BEGINNING OF EMBEDDED FILE(S)

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RIG AND EQUIPMENT SPECIFICATIONS

PACIFIC BORA

“PACIFIC BORA”

INTERNATIONAL ASSOCIATION of DRILLING CONTRACTORS

STANDARD FORMAT EQUIPMENT LIST for DRILLSHIP UNITS

Rev	Issue date	Reason for issue	Prepared	Checked	Approved
F1	11/Aug/09	Standardization	CvD	CvD	CvD
F2	11/Nov/09	Handling Tools & Drill Pipe	CvD	CvD	CvD
H1	4/April/10	Aux. equipment	CvD	CvD	CvD
H2	22/July/10	Remove Pacific Mistral reference	CvD	CvD	CvD
H3	1/Sept/10	Additional information	CvD	CvD	CvD
H4	23/May/13	Added 2nd BOP + Updated Info	CN	CvD	CvD

ATTACHMENT A1 — Drilling Unit and Ancillary Equipment Specifications 28NOV16

These specifications are intended for general reference purposes only and are not guaranteed to be current.

RIG AND EQUIPMENT SPECIFICATIONS

PACIFIC BORA

A. UNIT SPECIFICATIONS

Rig type:		6th Generation Ultra-Deepwater Drillship
Unit/Design/Shape:		Samsung 10000 Double-Hull DP Drillship
Unit flag:		Liberia
Port of Registry		Monrovia
Call Sign		A8WH8
Official Number		14745
Unit classification:		ABS, XA1E, “Drilling Unit”, XAMS, XACCU, DLA, XDPS-3, NBLES.
IMO Certification:	yes/no	Yes
Which code version:		MODU Code 1989 ammended to 2001
Year of Construction:		Pacific Bora 2010
Pacific Mistral 2011
Construction Yard:		Samsung Heavy Industries - Geoje, South Korea
Type of Positioning system		Dynamic Positioning — DP3 Class
Kongsberg Simrad SDP-32 as per ABS XDPS-3

A.1 MAIN DIMENSIONS & TECHNICAL SPECS

Deadweight (light ship):	mt	36,000 (per design)
Maximum Loaded Displacement	mt	96,000 (per design)
Maximum Variable Deck Load	mt	20,000
Draft at loadline (deepest):	m	12
Overall length of unit (including anchor racks):	m	228.0
Length Between Perpendiculars	m	219.4
Overall width of unit (including anchor racks):	m	42
Forward deck dimensions	m x m	29.5 x 37.6
Aft deck dimensions	m x m	63.3 x 37.6
Main deck elevation above baseline:	m	19
Number of main columns/diameter:	no x m	N/A
Number of small columns/diameter:	no x m	N/A
Drilling draft/related displacement:	m/mt	12.0 / 96,000 Tonnes
(Note not including 5.82m Thruster below keel)
Transit draft/related displacement:	m/mt	8.5 / 66,500 Tonnes
(Note not including 5.82m Thruster below keel)
Moon pool dimensions:	m x m	28.8 x 12.48 (length x width)
Maximum opening through moon pool:	m	28.8 x 10.48
Pontoon length:	m	N/A
Pontoon breadth:	m	N/A
Pontoon height:	m	N/A
Maximum Setback, Rotary & Hook Load	lbs	5,640,000
Fuel Consumption (ave drilling)	m3/day	Estimate 55
Accommodation for max. no. of personnel		200 persons

A.2 STORAGE CAPACITIES

Heavy Fuel or Diesel Oil tank	m3	5,700 (35,850 bbls)
Diesel Oil Tank	m3	500 (3,140 bbls)
Lube Oil Tank	m3	120 (750 bbls)
Drilling water	m3	2,600 (16,350 bbls)
Potable water	m3	1,300 (8,175 bbls)
Active liquid mud	bbl	5,500 + 500 (2 chemicals + 2 slugs) (max 18.2PPG)
Reserve liquid Mud	bbl	6,000 + 3,000 (Reserve or Waste)(max 18.2 PPG)
Brine Storage Tank (Heavy brine)	bbl	5,000
Crude Oil	m3	N/A
Base Oil Tank	bbl	5,000

Bulk bentonite		m3	113 (3,990 cu.ft)
Bulk barite		m3	339 (11,972 cu.ft)
Bulk cement		m3	452 (15,962 cu.ft)
Sacks storage		sacks	10.000
Pipe racks area		m2	795
Load bearing capacity		kg/m2	2,164
Riser racks area:		m2	730
Load bearing capacity:		kg/m2	5,600

Miscellaneous storage area:		m2	Net area at the deck/casing rack for production riser, etc. and 351 m2 intended for miscellaneous equipment.
Ballast system		m3	68,500

A.3 PROPULSION & THRUSTERS

A.3.1 In-line Propulsion	yes/no		No

Shafts:	no.		N/A
Motors per shaft:	no.		N/A
Motors make/type:			N/A
Total HP per shaft:	hp		N/A
Propeller type (fixed/variable blade):			N/A
Nozzled:		yes/no	N/A

A.3.2 Thrusters

Quantity:		no.	6
Fixed/azimuthing:			Azimuthing / Rolls Royce / UUC 505
Motors per thruster:		no.	1
Make/type motors:			ABB Sami MegaStar
Total HP per thrusters		bhp	7,478 (5,500 Kw)
Propeller type (fixed/variable blade):			Fixed pitch, variable speed
Nozzled:		yes/no	Yes

A.3.3 Dynamic Positioning

Make			Kongsberg
Model			Kongsberg K-POS DP32
Kongsberg K-POS DP12 Class 3 backup
Designed according to ABS DPS-3
Full DP or Mooring Assist:			Full DP
Position Reference:			1 x DGPS Seatex DPS-132
1 x DGPS Seatex DPS 200,
2 x Simrad HiPAP 501 Hydroacoustic Systems

A.4 OPERATIONAL CAPABILITIES

Maximum designed water depth capability:		m	3,048 10,000 ft
Outfitted max. water depth capability:		m	3,048 10.000 ft
Drilling depth capability (rated):		m ft	11,429 37,500 ft
Transit speed towed (historical avg.):		kts	N/A
Transit speed self propelled		kts	12.0 knots at transit draft

A.5 VARIABLE LOADING (VL)

Transit VL:	mt	16,500
Drilling VL:	mt	20,000
Survival VL:	mt	20,000

A.6 ENVIRONMENTAL LIMITS

Drilling
Air gap (below lower deck)	m	N/A
Max. wave height	m	6.7
Max. wave period	sec	7-10
Max. wind velocity (1 min mean)	kts	52
Max. current velocity	kts	3.5
Max. heave (double amplitude)	m	6
Max. pitch (double amplitude)	degrees	4.4º
Max. roll (double amplitude)	degrees	6º

Design Criteria
Air gap (below lower deck)	m	N/A
Max. wave height	m	14.4
Max. Wave crest height	m	22
Max. wave period	sec	17
Max. wind velocity	m/sec	51.4 for 1 min. , 61.7 for 3 sec.
Max. current velocity	kts	1.92 @ surface and 0 @ bottom

A.7 MOORING SYSTEM

A.7.1 Anchor Winches

Quantity	no.	1
Make/model		Rolls-Royce
Model		Type CU 107 U3 H
		55.4 Tons @ 9m/min
		Max Pull 83.2 tonnes
		Brake holding load 365.1 tonnes
Type (electric/hydraulic/diesel)		Hydraulic

A.7.2 Fairleads

Quantity:	no.	N/A
Make:		N/A
Free rotating range:	degrees	N/A

A.7.3 Anchors

A.7.3.1 Anchors — Primary

Quantity:	no.	1
Type:		Stockless type
Weight:	lt	14.1 tons

A.7.3.2 Anchors - Spare

Quantity:	no.	0
Make:		N/A
Type:		N/A
Weight:	lt	N/A

A.7.4 Anchor Lines

Wire
Quantity: (installed/spare):	no.	N/A
Make/type:		N/A
Specification:		N/A
Diameter:	in	N/A
Weight per unit length:	lbs/ft	N/A
Useful length (nominal):	ft	N/A
Classification:		N/A
Breaking strength:	lt	N/A

Chain
Quantity: (installed/spare):	no.	Installed
Make/type:		DAI HAN ANCHOR CHAIN MFG.CO.LTD
Diameter:	mm	107 4 ¼ “
Shot length	m	12x27.5MTRS / 1x17.5 MTRS / 1x3.8MTRS
Shot Number	no.	AS ABOVE
Useful length (Class Requirement)	m ft	330

A.7.5 Anchors Line Running & Retrieval System

Primary type (pennant-buoy or chaser):		N/A

A.7.5.1 Pennant Lines

Quantity:	no.	N/A
Make:		N/A
Type:		N/A
Length:	ft	N/A
Diameter:	m	N/A

A.7.5.2 Anchor Buoys

Quantity	no.	N/A
Volume each:	m3	N/A
Type:		N/A
Foam filled:	yes/no	N/A

A.7.5.3 Smit Bracket

Location		Foc’sle
Quantity	no.	1
Make:		TANKTECH COMPANY LTD
Type:		KETA-45F 200TON

A.7.6 Emergency Towing Gear

Location		Poopdeck
Type		KET-40A
Hook-up system		Fully-rigged Fairlead & Strongpoint
Rating:		200 T

A.7.7 Mooring Winches

Quantity	no.	9

Locations		Foc’sle, midships & poopdeck
Type		Wire 200m x 32mm plus 11m nylon rope tail
Minimum Breaking Load of wires	mT	65
Power Rating	mT x m/min	20 x 15

A.7.8 Mooring Lines

Quantity	no.	8
Locations (port/stbd/both):		Both
Type		Polypropolene 8-strand Flexply
Size:		220m coils x 180mm

A.7.9 Supplyboat Mooring Lines		(As above)

Quantity	no.	N/A
Locations (port/stbd/both):		N/A
Type;		N/A
Size:		N/A

A.8 MARINE LOADING HOSES

Locations of loading manifolds (port/stbd/both):		Both

A.8.1 Potable Water Hose

Quantity:	no.	1
Size:	in	4” x 130’ single-length
Make/type:		Titan / SW 333 150 PSI Swaged nipples
Color coding:	yes/no	Blue
Make/type connection:		4” Male Weco Hammerlock & cover

A.8.2 Drilling Water Hose

Quantity:	no.	2
Size:	in	4” x 130’ single-length
Make/type:		Powerflex Oil Transfer 150 PSI Swaged nipples
Color coding:	yes/no	Yes
Make/type connection:		4” Male Weco Hammerlock

A.8.3 Fuel Oil Hose

Quantity:	no.	2
Size:	in	4” x 130’ single-length — swaged nipples
Make/type:		Goodall N2492 Petral 2000 Petroleum 200 PSI
Color coding:	yes/no	Yes
Make/type connection:		4” Male Weco Hammerlock
with 4” ball valve close coupled

A.8.4 Mud Hose

Quantity:	no.	2
Size:	in	4” x 130’ single-length
Make/type:		Powerflex Oil Transfer 150 PSI Swaged nipples
Color coding:	yes/no	Yes
Make/type connection:		4” Male Weco Hammerlock
with 4” ball valve close coupled

A.8.5 Cement Hose

Quantity:	no.	2
Size:	in	5” x 130’ single-length
Make/type:		Soft Wall 6” x 150 ft long Swaged nipples
Color coding:	yes/no	Yes
Make/type connection:		5” Male Weco Hammerlock & cover

A.8.6 Barite/Bentonite Hose

Quantity:	no.	2
Size:	in	5” x 130’ single-length
Make/type:		Soft Wall 6” x 150 ft long Swaged nipples
Color coding:	yes/no	Yes
Make/type connection:		5” Male Weco Hammerlock & cover

A.8.7 Base Oil Hose

Quantity:	no.	2
Size:	in	4” x 130’ single-length
Make/type:		Powerflex Oil Transfer 150 PSI Swaged nipples
Color coding:	yes/no	Yes
Make/type connection:		4” Male Weco Hammerlock
with 4” ball valve close coupled

A.8.8 Brine Hose

Quantity:	no.	2
Size:	in	4” x 130’ single-length
Make/type:		Powerflex Oil Transfer 150 PSI Swaged nipples
Color coding:	yes/no	Yes
Make/type connection:		4” Male Weco Hammerlock

A.9 CRANES, HOISTS & MATERIALS HANDLING

A.9.1 Cranes, Revolving, Main

Quantity:	no.	4
Specification (API, etc):		API
Make:		NOV
Type:		Knuckle-Boom Electro-Hydraulic Crane
Location (stbd,port,aft, frwd):		Stbd aft, Stbd Fwd, Port Aft, Port Fwd
Boom length:	m	42.3
Hook reach below main deck	m	ABLE TO REACH MINIMUM OF 19MTRS
Load/radius		85 mT @ 18m
34 mT @ 39m
17 mT @ 42m
Able to lift 85 mton x-mas tree between moon- pool area and supply boat
Hoisting Speed		0-10 m/min
Maximum Luffing Speed		100 secs from max to min radius
Maximum Load Slewing Speed		0.5 to 1.0 RPM
Drum Capacity for Hoisting Height		240m below slewing bearing on single part
Hook load indicator automatically corrected for boom angle:	yes/no	Yes
Alarm (audible, visual, both):		Audible

Automatic brake:	yes/no	Yes
Safety latch on hooks:	yes/no	Yes
Crown saver (limit switch):	yes/no	Yes
Boom illumination:	yes/no	Yes
Boom CCTV Camera for Operator	yes/no	No
Riser & Pipe Handling Equipment	yes/no	Yes — 2 Riser handling Yokes & 1 pipe gripper
Baskets for personnel transfer	no.	1

A.9.2 Helideck Crane

Quantity:	no.	1
Specification (API, etc):		API
Make:		Hochang
Type:		Electro-Hydraulic
Location (stbd,port,aft, frwd):		Helideck aft
Boom length:	m	20
Capacity		10 mT SWL
Working Radius		4.5m to 20m
Hoisting Speed		10m/min @ SWL 20m/min @ no load
Luffing Time		60 seconds
Slewing Speed		1.0 RPM
Hook load indicator automatically corrected for boom angle:	yes/no	No
Alarm (audible, visual, both):		Audible
Automatic brake:	yes/no	Yes
Safety latch on hooks:	yes/no	Yes
Crown saver (limit switch):	yes/no	Yes
Boom illumination:	yes/no	Yes
Baskets for personnel transfer:	no.	1

A.9.3 Forklifts

Quantity:	no.	2
Make/type:		Doosan
Rated capacity:	lt	3 tons
Explosion proof:	yes/no	No

A.9.4 Monorail Overhead Cranes

Quantity:	no.	~~0~~
Make:		~~N/A~~
Type:		~~N/A~~
Related Capacity:		~~N/A~~
Location:		~~N/A~~

Electric Chain Hoist
Quantity:	no.	3
Make:		LK Hoist Co. Ltd
Type:		3 phase induction motor
Power:	KW LT	0.4
Location:		STBD/PORT/Centr/Engine room

Motor for the electric chain hoist
Quantity:	no.
Make:		3
Type:		LK Hoist Co. Ltd
Power:		3 phase induction motor
Location:		2/0.5
Electric Chain Hoist		STBD/PORT/Centr/Engine room
Quantity:
Make:		3
Type:		LK Hoist Co. Ltd
Rated capacity:		LTD-2W
Location:		2 Ton
STBD/PORT/Centr/Engine room

A.9.5 BOP Handling System

Make		NOV
Type		BOP Gantry Crane
Rated capacity:	mt	2 x main hoists 200 mt each
2 x aux hoists of 35 mt each
Make		NOV
Type		BOP Trolley
Rated capacity:	mt	420

Make		NOV
Type		BOP Bulkhead Guiding
Rated capacity:	mt	400

Make:		NOV
Type:		Base Plate 200 mT / X-mas Tree Trolley
Quantity:	no	1 Each
Rated capacity:	mt	200 with 2 each 120 mT X-mas Tree skids

A.9.6 Air Hoists/Derrick Winches

A.9.6.1 Rig Floor Winches (Non man-riding)

Quantity:	no.	4
Make:		NOV
Type:		Hydraulic
Rated capacity:	mt	5
Wire diameter:	mm	19
Wire Length	m	120
Automatic brakes:	yes/no	Yes
Overload protection:	yes/no	Yes
Automatic spooling:	yes/no	Yes

A.9.6.2 Monkey Board Work Winch

Quantity:	no.	2
Make:		NOV
Type:		Hydraulic
Rated capacity:	lb	2200
Wire diameter:	in	¼
Wire Length	m	40
Automatic brakes:	yes/no	Yes
Overload protection:	yes/no	N/A

A.9.6.3 Rig Floor “Man-Riding” Winch

Quantity:	no.	3
Make:		NOV
Type:		Hydraulic
Rated capacity:	kg	150
Wire diameter:	mm	10
Wire Length	m	140

Non-twist wire:	yes/no	Yes
Automatic brakes:	yes/no	Yes
Overload protection:	yes/no	Yes
Automatic spooling:	yes/no	Yes
Certified for man-riding:	yes/no	Yes

A.9.6.4 Utility Winch (Moonpool)

Quantity:	no.	4
Make:		NOV
Type:		Hydraulic
Rated capacity:	mt	5
Wire diameter:	mm	19
Wire Length	m	120
Automatic brakes:	yes/no	Yes
Overload protection:	yes/no	Yes
Automatic spooling:	yes/no	Yes

A.9.6.5 Moonpool “Man-Riding” Winch

Quantity:	no.	3
Make:		NOV
Type:		Hydraulic
Rated capacity:	lt	150 kg
Wire diameter:	in	10mm
Non-twist wire:	yes/no	Yes
Automatic brakes:	yes/no	Yes
Overload protection:	yes/no	Yes
Automatic spooling:	yes/no	Yes

A.10 HELICOPTER LANDING DECK

Location:		Forward (above accommodation)
Type		Aluminium
Dimensions:	m x m	Octagonal 27.2 x 27.2
Perimeter safety net:	yes/no	Yes
Load capacity:	mt	21.3
Designed for helicopter type:		Chinook (exceeds S-92 req.)
Tie down points:	yes/no	Yes

Covered by foam fire system:	yes/no	Yes 3 fire monitors
Helideck lighting to aviation specification as required by country of operation:	yes/no	CAP 437 compliant
Helicopter Beacon Transmitter	yes/no	Yes

A.10.1 Helicopter Refueling System

Specification		CAP-437
Fuel storage capacity:	Lt	3 Transportable tanks of 2,900lt capacity each
Jettisonable:	yes/no	Yes
Fuel transport containers:	qty	0
Volume (ea):	Lt	NA

Covered by foam fire system:	yes/no	No

A.11 AUXILIARY EQUIPMENT

A.11.1 Water Distillation

Quantity:	no.	3
Make/type:		SASAKURA / EX-40E
Capacity (each/total):	T/day	40T/120T

A.11.2 Boilers

Quantity:	no.	2
Make/type:		Kangrim Industries Co. LTD
MB0101DR02
Working Press 15.7 Bar
Capacity (total system):	lbs/hr	10,000 kg/hr (1)

A.11.3 Air Conditioning

Quantity:	no.	2 (accomodations)
Make/type:		Hi-Air Korea Condensing Units
Capacity (total system):		Total 1,216 kW

A.11.4 Electric Welding Sets

Quantity:	no.	2
Current capacity:	amp	400
Make/model:		UNITOR / UWI-400
Type:	fixed/portable	Fixed

A.11.5 High Pressure Cleaner

Quantity:	no.	1
Make/type:		UNITOR TYPE KEW
Electric/pneumatic/diesel:		Electric
Max delivered pressure:	psi	2,240

B. GENERAL RIG SPECIFICATIONS

B.1 DERRICK AND SUBSTRUCTURE

Make		NOV
Type		Dual Dynamic bottle-neck Type API Spec 4 /RP4E, one drawworks and one topdrive only, in main activity centre
Rated for wind speed
With full set back:	kts	60 (1,200mt set back)
With no set back:	kts	100 ( 900mt set back)
Free Internal Lifting Height:	ft	161 ft 49m
Distance between Well centers	ft	40
Dimensions of base:	ft x ft	60 x 80
Water Table Dimensions Main Well :	ft x ft	20 x 20
Water Table Dimensions Aux Well :	ft x ft	20 x 20
Gross nominal capacity:	lb	2,000,000 Main Well and 1,000,000 Aux. simultaneously
Maximum number of lines Main Well:	no.	14
Maximum number of lines AUX Well:	no.	N / A
Personal Elevator	yes/no	Yes
Ladders with safety cages and rests:	yes/no	Yes
Platform for crown sheave access:	yes/no	Yes
Counter balance, system for rig tongs and pipe spinning tong:	yes/no	N/A
Lighting system explosion proof:	yes/no	Yes

B.1.2 Racking Platform

Make/type:		NOV
Racking platform capacity of 6 5/8” DP:	ft	32,130’ (252 stds) + 14,025’ (110 stds x 5 7/8)
or
Racking platform capacity of 5 7/8” or 5 ½” DP	ft	46,155’ (362 stds of 127.5’)
and
Racking platform capacity of 9 ½ DC:	no.	6 stds (720’)
and
Racking platform capacity of 8 1/4 DC	no.	12 stds (1,440’)
and
Racking platform capacity of 6 ¾ DC:	no.	6 stds (720’)
and
Racking platform capacity of 4 ¾ DC:	no.	11 stds (1,320’)
and
Racking platform capacity of casing: (± 127.5’)no.		80 x 13 3/8” (10,200’)or 105 x 9 5/8” (13,388’) or 105 x 7” (13,388’)

B.1.3 Racking Arm

Make		NOV
Type		2 each NOV - HydraRacker HR IV 3 ½”, 4 ¾”, 5”, 5 7/8 “, 6 5/8”, 6 ¾”, 7”, 7 5/8”, 8 ¼”, 9 5/8”, 10 ¾”, 13 3/8”, 14”, 20”

B.1.4 Maintenance Work Basket

Make		Hydralift 2 each in derrick, 2 each in moonpool
Type		STB-300-90C 120-10

Adjustable from/to height above rotary:	m/m	0 to 20

B.1.5 Substructure

Make/type:		SHI
Height (above main deck):	m	18
Length:	m ft	29.54
Width:	m	29.49
Setback capacity:	kips	2640 (2 x 770 + 1,100 casing )
Simultaneous setback + hookload capacity	kips	2,640 + 2,000 + 1,000
Clear height below R/table beams (x-mas trees handling):		8,2 m clear height above xmas tree trolley

B.1.6 Weather Proofing

Rig floor windbreaks height:	ft	16 ½
Derrickman windbreaks height:	ft	30 level 108 to 138

B.1.7 Derrick TV Camera System

Camera located at:		Monkey board, crown, stabbing board, drill floor, shakers, moonpool, on-and offline pipe handling system, Drawworks, Flow divider
Make/type:		Hernis Scan Systems AS
Zoom/Pan/Tilt-function:	yes/no	Yes
Monitor located at:		Doghouse, toolpusher office, bridge, company man office, ET workshop and ECR

B.2 DRAWWORKS AND ASSOCIATED EQUIPMENT

B.2.1 Drawworks

Make		NOV
Type		SSGD 1,000-5,750
Motors make/type:		Baylor CM 628-TUT/ AC motor
Quantity:	no.	5
Maximun input power continuous:	hp	5,750
Maximun output power intermittent:	hp	5,750
Drum type:		Lebus grooved
Drum diameter:	in	55
Drum Lenght	in	82
Wire diameter:	in	2
Maximum line pull 14 lines:	lb	2,000,000
Maximum line pull 12 lines:	lb	1,738,000

Spinning cathead type:		None
Breakout cathead type:		NOV / Model CAR —P15-2 Hydraulic cathead — dual.
Crown block safety device make/type:		NOV-Hi-Tec integrated control system
Independent fresh water cooling system for drawworks and electric brake:	yes/no	Drawworks lube oil cooling system and hydraulic brake cooling system.

B.2.2 Auxiliary Brake

Make:		N/A
Model:		N/A
Independent back-up system type:		“Fail Safe” spring applied disk brakes for parking and emergency

B.2.3 Sandline

Make:		N/A
Length capacity:	ft	N/A
Line size/type:	in	N/A
Breaking strength:	lt	N/A
Safe working load:	lt	N/A

B.2.4 Wireline

Make:		See H.5.2
Length capacity:	ft	N/A
Line size/type:	in	N/A

B.2.5 Automatic Driller

Make/type:		Incorporated in HiTec WOB/ROP Mode

B.3 DERRICK HOISTING EQUIPMENT

B.3.1 Crown Block (CMC see data below)

Make/type:		NOV
Rated capacity:	kips	2,000
No. of sheaves:	no.	6 on main sheave cluster + 2 on tandem fastline + 2 on tandem deadline
Sheaves diameter:	in	72
Sheave grooved for line size:	in	2

B.3.2 Travel Block

Make		NOV / Integrated Travelling Block, Hook and Swivel with Top Drive.
Type		HTB 1,000 7 x 72”- 2”
Rated capacity:	kips	2,000
No. of sheaves:	no.	7
Sheaves diameter:	in	72
Sheave grooved for line size:	in	2

B.3.3 Hook

Make/type:		See B.3.2
Rated capacity:	mt	N/A
Complete with spring assembly/hook locking device:	yes/no	N/A

B.3.4 Swivel

Make		See B.4.4
Type
Rated capacity:	kips	2,000
Test/working pressure:	psi/psi	7,500
Gooseneck and washpipe minimum ID>= 76mm:	yes/no	Yes 78mm
Left hand pin connection size:	in	7 5/8” Reg (Rigth hand — Top Drive)
Access fitting for wireline entry on top of gooseneck:	yes/no	Yes

B.3.5 Drilling Line

Diameter:	in	2
Type:		6x19 EIPS IWRC
Length (original):	ft	15,000
Support frame for drum:	yes/no	Yes
Drilling line drum power driven:	yes/no	Yes
Spare reel drilling line:	yes/no	Yes, 15,000’
Location (rig, shore, etc.):		Shore

B.3.6 Anchor Dead Line

Make		NOV
Type		FRH 200 CHR, Rotary Slip Deadline
Weight sensor:	yes/no	Yes

B.3.7 Crown Mounted Motion Compensator

Make		NOV
Type		CMC (passive + active mode)
Stroke:	ft	25
Capacity - compensated:	kips	1,000
Capacity — locked :	kips	2,000

B.3.8 Block Guidance System

Make		NOV
Type		Complete set of guide tracks to accommodate the retractable HPS10002E-AC-KT

B.3.9 Retraction System for Traveling Block

Make		NOV
Type		Block Retract system

B.4 ROTATING SYSTEM

Rotating Mousehole		N/A

B.4.1 Rotary Table

Make		NOV-Varco
Type		BJ-RST60.5
Maximum opening:	in	60 ½
Rated capacity:	kips	2,000
Static load capacity:	kips	2,000

Rotating load capacity:	kips @ rpm	1,500 @ 15 rpm max.
Two speed gearbox:	yes/no	No
Emergency chain drive:	yes/no	No
Driven by an independent electric motor:	yes/no	No/Hydraulic drive
Electric motor type/make:
Maximum continuous torque:	ft lbs	45,000
Drip pan/mud collection system:	yes/no	Yes

B.4.2 Master Bushings

Make/type:		NOV-Varco
Type		MPCH
Insert bowls #3, #2, #1:	no.	1 set each

B.4.3 Kelly Bushing

Make/type:		N/A
Lock down assembly:	yes/no	N/A

B.4.4 Top Drive

Make		NOV
Model		HPS10002E-AC-KT
Type (electric/hydraulic):		Electric AC
Rated capacity:	st	1,000
Test/working pressure:	psi/psi	7,500
If driven by electric motor
Make/type:		2 x GEB 20 B2 AC
Output power:	hp	1,150
Maximum continuous torque:	ft lbs	78,000
Two speed gearbox:	yes/no	No
Maximum rotary speed:	rpm	280
Remote operated kelly cock:	yes/no	Yes
Cooling system type:		Local Blower

B.4.4.1 Top Drive Makeup/Breakout System

Make:		NOV
Model:
Type:		Pipe Handler
Max. breakout torque that can be applied by system:	ft-lbs	115,000

C. POWER SUPPLY SYSTEMS

C.1 RIG POWER PLANT

C.1.1 Diesel Engines

Quantity:	no.	6
Make		Wartsila
Type		16V32/40
Maximum continuous power:	kw	7,290
At rotation speed of:	rpm	720
Equipped with spark arrestors:	yes/no	Yes
Mufflers installed:	yes/no	Yes

C.1.2 DC — Generator

Quantity:	no.	0
Make/type:		N/A
Continuous power:	kw	N/A
At rotation speed of:	rpm	N/A
Output volts:	volts	N/A

C.1.3 AC — Generator

Quantity:	no.	6
Make		ABB
Type		AMG 0900XU10
Continuous power:	kva	8,750 @ 0.8 pf
At rotation speed of:	rpm	720
Output volts:	volts	11,000

C.1.4 VFD System

Number of Diode Supply units:	no.	4 (Total 8 Units, 4 in each SWBD)
Make/type:		ABB/ ACS 800-507LC-3820-7
Rating :	kva	3824
Supply volts:	volts	690
No. phase		3 phase
No. of pulses		12 pulse

Number of Top drives & Mud Pumps VFD:	no.	12
Make/type:		ABB/ ACS800LC-1370-7
Nominal Power:	kva	1370
Output volts:	volts	690

Number of Drawworks VFD:	no.	10
Make/type:		ABB/ ACS800LC-1590-7
Nominal Power:	kva	1590
Output volts:	volts	690 VAC

Number of Dynamic Braking Unit:	no.	8
Make/type:		ABB/ ACS800-607LC-1300-7
Braking Power:	kw	1200 KW (each)
Input volts (Max):	volts	1200 Vdc.

Quantity:	no.	2 (Drilling)

Make/type:		ABB / RESIBLOC, Dry type tranformer
Continuous power (each):	kva	7,200
Output volts:	volts	725
Frequency:	Hz	60

Quantity:	no.	6 (Thruster Drive)
Make/type:		ABB / RESIBLOC, Dry type tranformer
Continuous power (each):	kva	6,500
Output volts:	volts	1672
Frequency:	Hz	60

Quantity:	no.	2 (Thruster Aux 2&3)
Make/type:		ABB / RESIBLOC, Dry type tranformer
Continuous power (each):	kva	2,000
Output volts:	volts	450
Frequency:	Hz	60
Quantity:	no.	3 (AFT E/R TRANSFORMERS)
Make/type:		ABB / RESIBLOC, Dry type tranformer
Continuous power (each):	kva	2,000
Output volts:	volts	450
Frequency:	Hz	60

Quantity:	no.	2 (TOP SIDE)
Make/type:		SANIL
Continuous power (each):	kva	2,700
Output volts:	volts	450
Frequency:	Hz	60

Quantity:	no.	1 (THRUSTER 1 AUX)
Make/type:		ABB / RESIBLOC, Dry type tranformer
Continuous power (each):	kva	4,000
Output volts:	volts	450
Frequency:	Hz	60

Quantity:	no.	6 (THRUSTER AUX PANEL)
Make/type:		ABB
Continuous power (each):	kva	25
Output volts:	volts	230
Frequency:	Hz	60

Quantity:	no.	4 (FWD 220)
Make/type:		SANIL
Continuous power (each):	kva	200
Output volts:	volts	230
Frequency:	Hz	60

Quantity:	no.	3 (Aft Machinery)
Make/type:		SANIL
Continuous power (each):	kva	125
Output volts:	volts	230
Frequency:	Hz	60

Quantity:	no.	2 (Emergency)
Make/type:		SANIL
Continuous power (each):	kva	250
Output volts:	volts	230
Frequency:	Hz	60

C.1.6 Emergency Shutdown

Emergency shutdown switches for the complete power system (AC & DC), located at the following points:		Drilling Control Station, Emergency HQ Room and Aft CO2 room, plus through Vessel management system on bridge and ECR

C.1.7 Auxiliary Power Supply

Power supply for a mud logging unit:	yes/no	Yes
Power supply available
Output volts:	volts	440
Frequency:	Hz	60
Current:	amps	100
Phase:	single/three	Three

C.1.8 Compressed Air System

Air Compressors - High Pressure:
Quantity:	no.	3
Make:		Hamworthy
Model:		(4SW80)
Rated capacity:	m3/hr	120 (each)
Working press:	Bar	207 (Normal WP)
Prime mover (electric/diesel):		Electric
Continuous power:	kw	43
Air dryers:		Yes
Quantity:	no.	2
Make/type:		Twin Tower / Hamworthy
Rated capacity:	cfm	75

Air Compressors — Medium pressure
Quantity:	no.	4
Make:		Tamrotor
Model:		M 132-10 EWNA
Rated capacity:	cfm	700
Working press:	psi	130
Prime mover (electric/diesel):		Electric
Continuous power:	hp	137
Air dryers:		Yes
Quantity:	no.	2
Make/type:		Kyung Nam Dryer / KHDM-3000
Rated capacity:	cfm	1,400 (each)

Air Compressors — Medium pressure
Quantity:	no.	3 (Starting air compressor)
Make:		Jonghap-Tanabe
Model:		H-73
Rated capacity:	m3/hr	141
Working press:	bar	30
Prime mover (electric/diesel):		Electric
Continuous power:	kw	37
Air dryers:		NO
Quantity:	no.	N/A
Make/type:		N/A

C.2 EMERGENCY GENERATOR

C.2.1 Engine

Quantity:	no.	1
Make		STX (CUMMINS MARINE)
Type		QSK60DMGE
Maximum output:	kw	1,350
At rotation speed:	rpm	1,800
Starting methods (automatic, manual, air/hydraulic):		Automatic, manual hydraulic/electric/battery

C.2.2 AC — Generator

Quantity:	no.	1
Make/type:		Stamford
Type		PM734E1
Maximum output:	rpm	1,800
At rotation speed:	kw	1,350
Output volts:	volts	450, 60Hz, 3-phase
Capable of back-feeding power to main bus:	yes/no	No, but possible to feed FWD aux. Switchboard

D. DRILLSTRING EQUIPMENT

D.1 TUBULARS

D.1.1 Kellys

Quantity:	no.	N/A
Nominal size OD:	in	N/A
Shape type (hexagonal, square, triangular):		N/A
Total/working length:	ft	N/A
Connection type:		N/A
API classification:		N/A

D.1.2 Kelly Saver Subs

Quantity:	no.	N/A
Nominal kelly size:	in	N/A
Connection type:		N/A
API classification:		N/A
Protector:	yes/no	N/A

D.1.3 Drill Pipe

Drill pipe OD: (Landing String)	in	6 5/8
Grade:		V-150
Total length:	ft	10,000
Range:		Range 3
Weight:	ppf	50.4 (61.6 adj)
Internally plastic coated:	yes	Yes TK34XT
Tool joint OD/ID:	in/in	8.688 x 3.5
Tool joint pin length (original):	in	16
Tapered shoulder tool joints (box/pins):	degree/degree	18° / 18°
Connection type:		6 5/8 FH
Type of hardfacing:		None
API classification:		Premium (pipe is new)
Thread protectors:	yes/no	Yes

Drill pipe OD (Shear Joints)	in	6 5/8 (shear, joints, above casing hanger)
Grade:		S135
Total length:	ft	209
Range:		Range 3
Weight:	ppf	34.00
Internally plastic coated:	yes/no	Yes TK34XT
Tool joint OD/ID:	in/in	8.50 / 4 ¼
Tool joint pin length (original):	in	10
Tapered shoulder tool joints (box/pins):	degree/degree	18° / 18°
Connection type:		6 5/8 FH
Type of hardfacing:		TCSTi -(flush)
API classification:		Premium (pipe is new)
Thread protectors:	yes/no	Yes

Drill pipe OD:	in	5 7/8
Grade:		S135
Total length:	ft	25,000
Range:		Range 3
Weight:	ppf	26.30
Internally plastic coated:	yes/no	Yes (TK34XT)
Tool joint OD/ID:	in/in	7 x 4 ½
Tool joint pin length (original):	in	10
Tapered shoulder tool joints (box/pins):	degree/degree	18° / 18°
Connection type:		Turbotorque 585
Type of hardfacing:		TCSTi -(flush)
API classification:		Premium (pipe is new)
Thread protectors:	yes/no	Yes

Drill pipe OD:	in	5
Grade:		S-135
Total length:	ft	10,000
Range:		Range 3
Weight:	lbs/ft	19.50
Internally plastic coated:	yes/no	Yes
Tool joint OD/ID:	in/in	6 5/8 / 3 ¼
Tool joint pin length (original):	in	12
Tapered shoulder tool joints (box/pins):	degree/degree	18°/18°
Connection type:		GPDS50
Type of hardfacing:		TCSTi
API classification:		Premium (pipe is new)
Thread protectors:	yes/no	Yes

D.1.4 Drill Pipe Pup Joints

6 5/8”

Tool joint OD/ID:	in/in	8 ¾ x 4
Grade:		Drill collar material
Length:	ft	5,10,15,20,30
Quantity:	no.	2 x (5’,10’,15’,20’,30’)
Length:	ft
Quantity:	no.
Length:	ft
Quantity:	no.
Weight:	lbs/ft	50.41
Connection type:		6 5/8 FH
Internally plastic coated:	yes/no	Yes
Thread protectors:	yes/no	Yes

5 7/8”

Tool joint OD/ID:	in/in	7 x4 ½
Grade:		Drill collar material
Length:	ft	5,10,15, 20, 30
Quantity:	no.	2 x (5’,10’,15’,20’,30’)
Weight:	lbs/ft	26.340
Connection type:		Turbotorque 585
Internally plastic coated:	yes/no	Yes
Thread protectors:	yes/no	Yes

5”

Tool joint OD/ID:	in/in	6 5/8 / 3 ¼
Grade:		Drill collar material
Length:	ft	5, 10, 15, 20, 30
Quantity:	no.	2 of each

Weight:	lbs/ft	19.50
Connection type:		GPDS50
Internally plastic coated:	yes/no	Yes
Thread protectors:	yes/no	Yes

D.1.5 Drill Pipe Casing Protectors

Initial stock:	no.	N/A
Make/type:		N/A
OD:	in	N/A
Installation tools (manual/hydraulic/none):		N/A

D.1.6 Heavy Weight Drill Pipe (e.g. Hevi-Wate)

Quantity:	no.	40
Nominal size OD:	in	5 7/8
Weight:	lbs/ft	61
Range:		2
Tool joint OD:	in	7
Tool joint ID:	in	4
Type of hardfacing:		Smooth
Internally plastic coated:	yes/no	No
Connection type:		Turbotorque 585
Thread protectors:	yes/no	Yes

Quantity:	no.	40
Nominal size OD:	in	5
Weight:	lbs/ft	49.3
Range:		2
Tool joint OD:	in	6 5/8
Tool joint ID:	in	3
Type of hardfacing:		Smooth
Internally plastic coated:	yes/no	No
Connection type:		NC-50 (4 ½ IF)
Thread protectors:	yes/no	Yes

D.1.7 Drill Collars

Quantity:	no.	12
OD body:	in	9 ½
ID body:	in	3
Nominal length of each joint:	ft	31
Drill collar body (slick/spiral):		Spiral
Recess for “zip” elevator:	yes/no	Yes
Recess for slips:	yes/no	Yes
Stress relief pin groove:	yes/no	Yes
Boreback on box:	yes/no	Yes
Connection type:		7 5/8 Reg

Quantity:	no.	30
OD body:	in	8 ¼
ID body:	in	3
Nominal length of each joint:	ft	31
Drill collar body (slick/spiral):		Spiral
Recess for “zip” elevator:	yes/no	Yes
Recess for slips:	yes/no	Yes
Stress relief pin groove:	yes/no	Yes
Boreback on box:	yes/no	Yes
Connection type:		6 5/8 Reg

Quantity:	no.	30
OD body:	in	6 ¾
ID body:	in	2-13/16
Nominal length of each joint:	ft	31
Drill collar body (slick/spiral):		Spiral
Recess for “zip” elevator:	yes/no	Yes
Recess for slips:	yes/no	Yes
Stress relief pin groove:	yes/no	Yes
Boreback on box:	yes/no	Yes
Connection type:		NC-50 (4 ½ IF)

D1.8 Short Drill Collars

Quantity:	no.	N/A
OD body:	in	N/A
ID body:	in	N/A
Nominal length of each joint:	ft	N/A
Stress relief pin groove:	yes/no	N/A
Boreback on box:	yes/no	N/A
Connection type:		N/A

D.1.9 Non-Magnetic Drill Collars

Quantity:	no.	N/A
OD body:	in	N/A
ID body:	in	N/A
Nominal length of each joint:	ft	N/A
Drill collar body (slick/spiral):		N/A
Recess for “zip” elevator:	yes/no	N/A
Recess for slips:	yes/no	N/A
Stress relief pin groove:	yes/no	N/A
Boreback on box:	yes/no	N/A
Connection type:		N/A

D.1.10 Core Barrels

Quantity:	no.	N/A
Make:		N/A
Model:		N/A
Size OD x ID:	in x in	N/A
Length:	ft	N/A
Top connection type:		N/A
Spiral stabilizing ribs:	yes/no	N/A
Subs and handling tools:	yes/no	N/A

D.1.11 Stabilizers

Hole size:	in	N/A
Quantity:	no.	N/A
Make:		N/A
OD blades:	in	N/A
Type (straight/spiral/welded/integral/sleeve):	blades	N/A
Type of blade hardfacing:		N/A
OD body or fishing neck:	in	N/A
ID body:	in	N/A
Connection type:		N/A
Float valve receptacle:	yes/no	N/A

D.1.12 Roller Reamers

Hole size:	in	N/A
Quantity:	no.	N/A
Make:		N/A
OD body:	in	N/A
ID body:	in	N/A
OD fishing neck:	in	N/A
Cutters, supplied sets:	no.	N/A
Cutters, type:		N/A
Connection, type:		N/A

D.1.13 Shock Absorbers (Damping Sub)

Quantity:	no.	N/A
Make/type:		N/A
OD body:	in	N/A
ID body:	in	N/A
OD fishing neck:	in	N/A
Connection type:		N/A

D.1.14 Drilling Jars

Quantity:	no.	N/A
Make:		N/A
Type (mechanical/hydraulic;up/down):		N/A
OD body:	in	N/A
Min. ID body:	in	N/A
OD fishing neck:	in	N/A
Stroke:	in	N/A
Connection type:		N/A

D.1.15 Inside BOP Valve

Quantity:	no.	2
Make:		VAM-(Omsco)
OD:	in	8 (ID-2-13/16”)
Min. drill pipe ID required:	in	(Check valve)
Connection type:		6 5/8 FH
Working pressure rating:	psi	15,000

Quantity:	no.	2
Make:		VAM-(Omsco)
OD:	in	6 5/8

Min. drill pipe ID required:	in	(Check valve)
Connection type:		NC-50 (4 ½ IF)
Working pressure rating:	psi	15,000

Quantity:	no.	2
Make:		VAM-(Omsco)
OD:	in	7
Min. drill pipe ID required:	in	(check valve)
Connection type:		5 7/8” Turbotorque 585
Working pressure rating:	psi	15,000

D.1.16 Fast Shut-Off Coupling

Make/type:		N/A
Quantity:	no.	N/A
Size tool joint to fit:	in	N/A

D.1.17 Circulation Head

Quantity:	no.	N/A
Make/type:		N/A
Valve make:		N/A
Valve type:		N/A
Valve size (ID):	in	N/A
Valve working pressure:	psi	N/A
Bottom connection type:		N/A
Top connection type:		N/A
Wireline stripper:	yes/no	N/A

D.1.18 IBOP Valves

Upper:
Quantity:	no.	2
Make/type:		Hydrill
Working pressure:	psi	15 Kpsi
Max. OD body:	in	8-5/8
Min. ID body:	in	3-1/16
Connection type:		7-5/8”Reg

Lower:
Quantity:	no.	2
Make/type:		Hydrill
Working pressure:	psi	15 Kpsi
Max. OD body:	in	8-5/8
Min. ID body:	in	3-1/16
Connection type:		7-5/8”Reg

D.1.19 Circulation Subs

Quantity:	no.	1
Make/type:		VAM
OD body:	in	8 ½
Ball size:	in	Side Entry Type 2” Weco 1502
Dressing kits:	no.	Side Entry Type
Connection type:		6 5/8 FH

Quantity:	no.	1

Make/type:		Vam
OD body:	in	5 7/8
Ball size:	in	Side Entry Type 2” Weco 1502
Dressing kits:	no.	Side Entry Type
Connection type:		Turbotorque 585

D.1.20 Cup Type Testers

Quantity:	no.	N/A
Make:		N/A
Size test cup for casing weight:	in-lb/ft	N/A
Size test cup for casing weight:	in-lb/ft	N/A
Size test cup for casing weight:	in-lb/ft	N/A
Connection:		N/A

D.1.21 Plug Type Testers

Quantity:	no.	N/A
Make:		N/A
Size test plugs:	in	N/A
Connection:		N/A

D.1.22 Drop-In Valves

Quantity:	no.	2
For nom. OD drillpipe:	in	5 7/8” Turbotorque
Make/type:		Hydrill
Max. OD of dart.:	in	TBA

Quantity:	no.	2
For nom. OD drillpipe:	in	5” GPDS50
Make/type:		Hydrill
Max. OD of dart.:	in	TBA

D.1.23 Bit Subs (Box-Box)

Quantity:	no.	2
OD size:	in	9 ½
ID size:	in	3
Top connection:		7 5/8” Reg
Bottom connection:		7 5/8” Reg
Bored for float valve:	yes/no	Yes
Float size:	in	5F-6R

Quantity:	no.	2
OD size:	in	9 ½
ID size:	in	3
Top connection:		7 5/8 Reg
Bottom connection:		6 5/8 REG
Bored for float valve:	yes/no	Yes
Float size:	in	5F-6R

Quantity:	no.	4
OD size:	in	8 ¼
ID size:	in	3
Top connection:		6 5/8 Reg
Bottom connection:		6 5/8 Reg

Bored for float valve:	yes/no	Yes
Float size:	in	5F-6R

Quantity:	no.	2
OD size:	in	7
ID size:	in	2 13/16
Top connection:		TurboTorque 585
Bottom connection:		4 ½ REG
Bored for float valve:	yes/no	Yes
Float size:	in	4R

Quantity:	no.	2
OD size:	in	6 3/4
ID size:	in	2 13/16
Top connection:		GPDS50
Bottom connection:		4 ½ Reg
Bored for float valve:	yes/no	Yes
Float size:	in	4 R

D.1.24 Crossover Subs

Quantity:	no.	2
OD size (max/min):	in/in	8 ¼ x 6 5/8
ID size:	in	3
Top connection size:		6 5/8 Reg
Type (pin/box):		Box
Bottom connection size:		GPDS50
Type (pin/box):		Box

Quantity:	no.	NA
OD size (max/min):	in/in
ID size:	in
Top connection size:
Type (pin/box):
Bottom connection size:
Type (pin/box):

Quantity:	no.	NA
OD size (max/min):	in/in
ID size:	in
Top connection size:
Type (pin/box):
Bottom connection size:
Type (pin/box):

Quantity:	no.	NA
OD size (max/min):	in/in
ID size:	in
Top connection size:
Type (pin/box):
Bottom connection size:
Type (pin/box):

Quantity:	no.	2
OD size (max/min):	in/in	8 ¼ x 9 ½
ID size:	in	3
Top connection size:		6 5/8 Reg

Type (pin/box):		Box
Bottom connection size:		7 5/8 Reg
Type (pin/box):		Pin

Quantity:	no.	2
OD size (max/min):	in/in	9 ½ x 8 ¼
ID size:	in	3
Top connection size:		7 5/8 Reg
Type (pin/box):		Box
Bottom connection size:		6 5/8 Reg
Type (pin/box):		Pin

Quantity:	no.	2
OD size (max/min):	in/in	9 ½ x 8 1/2
ID size:	in	3
Top connection size:		7 5/8 Reg
Type (pin/box):		Box
Bottom connection size:		6 5/8 FH
Type (pin/box):		Pin

Quantity:	no.	4
OD size (max/min):	in/in	8 1/2 x 9 ½
ID size:	in	3
Top connection size:		6 5/8 FH
Type (pin/box):		Box
Bottom connection size:		7 5/8 Reg
Type (pin/box):		Pin

Quantity:	no.	4
OD size (max/min):	in/in	8 ½ x 8 ¼
ID size:	in	3
Top connection size:		6 5/8 FH
Type (pin/box):		Box
Bottom connection size:		6 5/8 Reg
Type (pin/box):		Pin

Quantity:	no.	2
OD size (max/min):	in/in	8 ¼ x 7
ID size:	in	3
Top connection size:		6 5/8 Reg
Type (pin/box):		Box
Bottom connection size:		5 7/8” Turbotorque 585
Type (pin/box):		Pin

Quantity:	no.	2
OD size (max/min):	in/in	6 ¾
ID size:	in	2 13/16
Top connection size:		5” GPDS50
Type (pin/box):		Box
Bottom connection size:		4 1/2 Reg
Type (pin/box):		Pin

Quantity:	no.	2
OD size (max/min):	in/in	6 ¾ x 5
ID size:	in	2
Top connection size:		5” GPDS50
Type (pin/box):		Box

Bottom connection size:		NC 38
Type (pin/box):		Pin

Quantity:	no.	2
OD size (max/min):	in/in	7 x 8 ½
ID size:	in	3 1/16
Top connection size:		5 7/8 Turbotorque 585
Type (pin/box):		Box
Bottom connection size:		6 5/8 FH
Type (pin/box):		Pin

Quantity:	no.	4
OD size (max/min):	in/in	7 x 8 1/4
ID size:	in	3
Top connection size:		5 7/8 Turbotorque 585
Type (pin/box):		Box
Bottom connection size:		6 5/8 Reg
Type (pin/box):		Pin

Quantity:	no.	2
OD size (max/min):	in/in	7 x 9 ½
ID size:	in	3
Top connection size:		5 7/8 Turbotorque 585
Type (pin/box):		Box
Bottom connection size:		7 5/8 Reg
Type (pin/box):		Pin

Quantity:	no.	2
OD size (max/min):	in/in	6 3/4 x 8 ½
ID size:	in	2 13/16
Top connection size:		5 GPDS50
Type (pin/box):		Box
Bottom connection size:		6 5/8 FH
Type (pin/box):		Pin

Quantity:	no.	2
OD size (max/min):	in/in	8 ¼
ID size:	in	3
Top connection size:		6 5/8 Reg
Type (pin/box):		Pin
Bottom connection size:		6 5/8 Reg
Type (pin/box):		Pin

Quantity:	no.	2
OD size (max/min):	in/in	7
ID size:	in	3
Top connection size:		5 7/8 Turbotorque 585
Type (pin/box):		Pin
Bottom connection size:		5 7/8 Turbotorque
Type (pin/box):		Pin

Quantity:	no.	2
OD size (max/min):	in/in	8 1/2
ID size:	in	3
Top connection size:		6 5/8 FH
Type (pin/box):		Pin
Bottom connection size:		6 5/8 FH

Type (pin/box):		Pin

Quantity:	no.	2
OD size (max/min):	in/in	6 3/4
ID size:	in	2 13/16
Top connection size:		4 ½ Reg
Type (pin/box):		Pin
Bottom connection size:		5” GPDS50
Type (pin/box):		Pin

Quantity:	no.	2
OD size (max/min):	in/in	4 3/4
ID size:	in	2 ¼
Top connection size:		3 1/2 Reg
Type (pin/box):		Pin
Bottom connection size:		3 ½ NC38
Type (pin/box):		Pin

Quantity:	no.	2
OD size (max/min):	in/in	6 3/4
ID size:	in	2 13/16
Top connection size:		5” GPDS50
Type (pin/box):		Pin
Bottom connection size:		5” GPDS50
Type (pin/box):		Pin

Quantity:	no.	2 Circulating sub
OD size (max/min):	in/in	8 ½
ID size:	in
Top connection size:		2” Weco 1502 Female (non-wing)
Type (pin/box):
Bottom connection size:		6 5/8 FH
Type (pin/box):		Pin

Quantity:	no.	2 Circulating sub
OD size (max/min):	in/in	8 ½
ID size:	in
Top connection size:		2” Weco 1502 Female (non-wing)
Type (pin/box):
Bottom connection size:		6 5/8 FH
Type (pin/box):		Box

Quantity:	no.	2 Circulating sub
OD size (max/min):	in/in	7
ID size:	in
Top connection size:		2” Weco 1502 Female (non-wing)
Type (pin/box):
Bottom connection size:		5 7/8 Turbotorque585
Type (pin/box):		Pin

Quantity:	no.	2 Circulating sub
OD size (max/min):	in/in	7
ID size:	in
Top connection size:		2” Weco 1502 Female (non-wing)
Type (pin/box):
Bottom connection size:		5 7/8 Turbotorque585
Type (pin/box):		Box

Quantity:	no.	2 Circultaing sub
OD size (max/min):	in/in	6 ¾
ID size:	in
Top connection size:		2” Weco 1502 Female (non-wing)
Type (pin/box):
Bottom connection size:		5 GPDS50
Type (pin/box):		Pin

Quantity:	no.	2 Circulating sub
OD size (max/min):	in/in	6 ¾
ID size:	in
Top connection size:		2” Weco 1502 Female (non-wing)
Type (pin/box):
Bottom connection size:		5 GPDS50
Type (pin/box):		Box

Quantity:	no.	2 Double Side Entry sub
OD size (max/min):	in/in	7’’
ID size:	in	2’’
Top connection size:		2 x 2’’ Weco 1502 Female (non wing)
Type (pin/box):		5 7/8 Turbotorque 585 (Pin)
Bottom connection size:
Type (pin/box):

D.1.25 Drilling Bumper Subs

Quantity:	no.	1 + 1
Make:		TBA
OD:	in	8 + 6 1/2
Stroke:	in	60
Connection type:		6 5/8 Reg + NC50

D.1.26 Hole Openers

Quantity:	no.	N/A
Make:		N/A
OD:	in	N/A
Connection type:		N/A

D.1.27 Undereamer

Quantity:	no.	N/A
Make/type:		N/A
OD Min/OD Max:	in/in	N/A
Connection type:		N/A

D.2 HANDLING TOOLS

D.2.1 Drill Pipe Elevators

Size:	in	9 ½ DC, 8 ¼ DC, 6 ¾ DC, 6 5/8 DP, 5 7/8 DP, 5 DP (inserts for)
Quantity:	no.	2 each
Make:		Blohm&Voss
Model:		VES-SD 500 T/750 T (Hydr)
Rated capacity:	st	500 ton/ 750 ton (square shoulder only)

Size:	in	6 5/8 DP, 5 7/8 DP, 5 DP, 3 ½ DP (inserts for)
Quantity:	no.	2 Sets
Make:		Blohm&Voss
Model:		VES-CL-500 (Hydr)
Rated capacity:	st	500 T

Size:	in	6 5/8
Quantity:	no.	1
Make:		Blohm&Voss
Model:		CL-1000 (Hydr)
Rated capacity:	st	1000 T

D.2.2 Drill Collar Elevators

Size:	in	N/A
Quantity:	no.	N/A
Make:		N/A
Model:		N/A
Rated capacity:	st	N/A

D.2.3 Tubing Elevators

Size (max/min):	in/in	N/A
Quantity:	no.	N/A
Make:		N/A
Model:		N/A
Rated capacity:	st	N/A

D.2.4 Drill Pipe Hand Slips

Size:	in	6 5/8 – 750 Ton
Quantity:	no.	2
Make/type:		Blohm&Voss / LRS

Size:	in	5 7/8 – 750 Ton
Quantity:	no.	2
Make/type:		Blohm&Voss / LRS

Size:	in	5 – 750 Ton
Quantity:	no.	2
Make/type:		Blohm&Voss / LRS

Size:	in	3 ½
Quantity:	no.	2
Make/type:		Blohm&Voss / RSM

D.2.5 Semi-Automatic DP Slips

Size range (largest/smallest):	in/in	DC 9 ½, 8 ¼, 6 ¾, 4 3/4 (inserts) DP 5, 5 ½, 5 7/8, 6 5/8 (inserts)
Quantity:	no.	2
Make/type:		Blohm&Voss PS 1000 (1000 Ton)

D.2.6 Drill Collar Slips

Size:	in	8 ½ to 10
Quantity:	no.	2
Make/type:		Blohm&Voss / DCL

Size:	in	8 – 9 ½
Quantity:	no.	2
Make/type:		Blohm&Voss / DCL

Size:	in	5 ½ to 7
Quantity:	no.	2
Make/type:		Blohm&Voss / DCM

Size:	in	4 ½ - 6
Quantity:	no.	2
Make/type:		Blohm&Voss / DCM

D.2.7 Drill Collar Safety Clamps

Quantity:	no.	2 Blohm&Voss / C-Clamp
Range:	in-in	4 ½ - 5 5/8

Quantity:	no.	2 Blohm&Voss / C-Clamp
Range:	in-in	9 ½ - 10 5/8

Quantity:	no.	1 Blohm&Voss / C-Clamp + air kit
Range:	in-in	29 ½ - 30 ½

D.2.8 Tubing Slips

Size:	in	N/A
Quantity:	no.	N/A
Make/type:		N/A

D.2.9 Tubing Spider

Slip size (max/min):	in/in	N/A
Quantity:	no.	N/A
Make:		N/A
Adapter Plate:		N/A

D.2.10 Drill Collar Lifting Subs

Quantity:	no.	8
For OD DC:	in	9 ½
Connection Type:		7 5/8” Reg Pin

Quantity:	no.	14
For OD DC:	in	8 ¼
Connection Type:		6 5/8” Reg Pin

Quantity:	no.	12
For OD DC:	in	6 ¾
Connection Type:		4 ½” If Pin

Quantity:	no.	10
For OD DC:	in	4 ¾
Connection Type:		3 ½” If Pin

D.2.11 DC/DP Lifting Plugs

Quantity:	no.	63
For OD DC:	in	9 ½ - 8 ¼ - 6 ¾ -4 ¾
Connection Type:		7 5/8 Reg – 6 5/8 Reg –6 5/8 FH – 5 7/8 TT585 – 5 GPDS50 – 4 ½ reg – NC38

D.2.12 Bit Breakers

Quantity:	no.	1
For bit size:	in	26

Quantity:	no.	1 + 1
For bit size:	in	17 ½ + 16

Quantity:	no.	1
For bit size:	in	12 ¼

Quantity:	no.	1
For bit size:	in	8 ½

Quantity:	no.	1
For bit size:	in	6

D.2.13 Elevator Links

Quantity of sets:	no.	1
Make/type:		NOV-Varco
Size:	in	5 ½
Length:	in	200
Rated capacity:	st	1000

Quantity of sets:	no.	1
Make/type:		NOV-Varco
Size:	in	3 ½
Length:	in	144
Rated capacity:	st	500

Quantity of sets:	no.	1+1
Make/type:		NOV-Varco
Size:	in	2 ¾
Length:	in	72” + 45’
Rated capacity:	st	350

Quantity of sets:	no.	1
Make/type:		Blohm&Voss
Size:	in	4 ¾
Length:	in	180”
Rated capacity:	st	750

D.2.14 Kelly Spinner

Make/type:		N/A

D.2.15 Drillpipe Spinner

Make/type:		NOV- Hydratong MPT
Size (max/min):	in/in	3 ½ – 9 ¾

D.2.16 Mud Bucket

Make:		NOV - Hydratong with Mud Bucket. Hydraulic operated
Size:	in	2 7/8 – 9 ¾

D.2.17 Hydraulic Make-Up/Breakout Machine (e.g. Ezy Torque)

Make/type:		NOV
Maximum line pull:	st	16,674 st (146 Kn)

D.2.18 Rotary Rig Tongs

Quantity (sets):	no.	2
Make/type:		Blohm&Voss / BV-100
Size range (max OD/min OD):	in/in	4” to 12”
Torque rating:	ft-lbs	100,000

D.2.19 Tubing Tongs (manual)

Quantity (sets):	no.	N/A
Make/type:		N/A
Size range (max OD/min OD):	in/in	N/A
Torque rating:	ft-lbs	N/A

D.2.20 Tubing Tong Power

Quantity:	no.	1 Insert for Hydratong (iron roughneck)
Make/type:		Farr KT 7585
Size range (max OD/min OD):	in/in	2 3/8 to 8 5/8
Max output torque:	ft-lbs	25,000
Torque indicator:	yes/no	Yes
Back-up arm:	yes/no	Yes

Quantity:	no.	1 Insert for Hydratong (iron roughneck)
Make/type:		Farr KT2000
Size range (max OD/min OD):	in/in in/in	8 5/8 to 20
Max output torque:	ft-lbs	50,700
Torque indicator:	yes/no	Yes
Back-up arm:	yes/no	Yes

D.2.21 Iron Roughneck

Make/type:		Hydratong MPT TF-975 w/ TE-1190 (2 each)
Size range (max OD/min OD):	in/in	3 ½ to 9 ¾
Max output torque:	ft-lbs	147,000

D.3 FISHING EQUIPMENT

D.3.1 Overshots

Quantity:	no.	1
Make/type:		Bowen 150 FS

Overshot OD:	in	11 ¾
To catch size:	in	4 7/8 to 10 1/8
Overshot guide OD:	in	11 ¾
Extension sub length:	in	36 , 60
Lipped guide (oversize, Regular):		15” , 22”
Grapples (spiral, basket, both):		To fish contractor’s new + used tubelars
Pack offs:	yes/no	Yes
Top sub connection type:		6 5/8” Reg Box

Quantity:	no.	1
Make/type:		Bowen 150 FS
Overshot OD:	in	9 5/8
To catch size:	in	4 7/8 to 8
Overshot guide OD:	in	9 5/8
Extension sub length:	in	36 , 48
Lipped guide (oversize, Regular):		15”
Grapples (spiral, basket, both):		To fish contractor’s new + used tubelars
Pack offs:	yes/no	yes
Top sub connection type:		6 5/8 Reg Box

Quantity:	no.	1
Make/type:		Bowen 150 SH
Overshot OD:	in	8 1/8
To catch size:	in	4 7/8 to 7
Overshot guide OD:	in	8 1/8
Extension sub length:	in	42
Lipped guide (oversize, Regular):		Standard 8 1/8”
Grapples (spiral, basket, both):		Spiral 7”, 6 7/8”, 6 ¾”, 6 5/8”
Pack offs:	yes/no	Yes
Top sub connection type:		4 ½ IF Box

Quantity:	no.	1
Make/type:		Bowen 150 FS
Overshot OD:	in	7 7/8 reinforced to 8 1/8 ( FS)
To catch size:	in	4 7/8 to 6 3/4
Overshot guide OD:	in	8 1/8
Extension sub length:	in	42
Lipped guide (oversize, Regular):
Grapples (spiral, basket, both):		To fish contractor’s new + used tubelars
Pack offs:	yes/no	Yes
Top sub connection type:		4 ½ IF Box

D.3.2 Hydraulic Fishing Jar

Quantity:	no.	1
Make/type:		Bowen / Type “Z” #52711/015
OD body:	in	8
Min. ID:	in	3 1/16
Stroke:	in	20
Connection type:		6 5/8 REG
Repair kit:	yes/no	Yes

Quantity:	no.	1
Make/type:		Bowen / Type “Z” #5244/015
OD body:	in	6 ½
Min. ID:	in	2 ¼
Stroke:	in	20

Connection type:		4 1/2IF
Repair kit:	yes/no	Yes

D.3.3 Jar Intensifier

Quantity:	no.	1
Make:		Bowen # 55910/006
Type:		Jar intensifier
OD body:	in	8
Min. ID:	in	3 1/16
Connection type:		6 5/8 Reg
Repair kit:	yes/no	Yes

Quantity:	no.	1
Make:		Bowen # 55905/010
Type:		Jar intensifier
OD body:	in	6 ½
Min. ID:	in	2 1/4
Connection type:		4 ½ IF
Repair kit:	yes/no	Yes

D.3.4 Surface Jar

Quantity:	no.	N/A
Make/type:		N/A
OD body:	in	N/A
Stroke:	in	N/A
Connection type:		N/A
Repair kit:	yes/no	N/A

D.3.5 Fishing Bumper subs

Quantity:	no.	1
Make/type:		Bowen / Fishing bumper sub # 26595/005
OD body:	in	8
Min. ID:	in	3 ½
Stroke:	in	20
Connection type:		6 5/8 REG

Quantity:	no.	1
Make/type:		Bowen / Fishing bumper sub # 10257/007
OD body:	in	6 ½
Min. ID:	in	2 ¼
Stroke:	in	20
Connection type:		4 ½ IF

D.3.6 Safety Joints

Quantity:	no.	1
Make/type:		Bowen / Safety Joint
OD body:	in	8
Min. ID:	in	3 ½
Stroke:	in	N/A
Connection type:		6 5/8 FH

Quantity:	no.	1
Make/type:		Bowen / Safety Joint # 149406/009

OD body:	in	6 ½
Min. ID:	in	3 ¾
Stroke:	in	N/A
Connection type:		4 ½ IF

Quantity:	no.	1
Make/type:		Bowen / Safety Joint
OD body:	in	7
Min. ID:	in	TBA
Stroke:	in	N/A
Connection type:		5 7/8” Turbotorque 585

D.3.7 Junk Baskets (Reverse Circulation)

Quantity:	no.	1
Make/type:		Bowen # 2708/005
For hole size:	in	17 ½
OD body:	in	15
Connection type:		6 5/8 Reg
Inside magnet available:	yes/no	Yes
Mill shoes type B	yes/no	Yes

Quantity:	no.	1
Make/type:		Bowen # 2690/005
For hole size:	in	12 ¼
OD body:	in	11 ¾
Connection type:		6 5/8 Reg
Inside magnet available:	yes/no	Yes
Mill shoes type B:	yes/no	Yes

Quantity:	no.	1
Make/type:		Bowen # 2567/009
For hole size:	in	8 ½
OD body:	in	8 ¼
Connection type:		4 ½ IF
Inside magnet available:	yes/no	Yes
Mill shoes type B:	yes/no	Yes

Quantity:	no.	1
Make/type:		Bowen
For hole size:	in	8 ½
OD body:	in	6 5/8
Connection type:		4 ½ IF
Inside magnet available:	yes/no	Yes
Mill shoes type B:	yes/no	Yes

D.3.8 Junk Subs

Quantity:	no.	1
Make/type:		Bowen # 15485/006
For hole size:	in	12 ¼
OD body:	in	9 5/8
Connection type:		6 5/8 Reg

Quantity:	no.	1
Make/type:		Bowen # 15475/005
For hole size:	in	8 ½

OD body:	in	7
Connection type:		4 ½ REG

D.3.9 Flat Bottom Junk Mill

Quantity:	no.	1
Make/type:		Bowen
OD flat mill:	in	14 ¾
Connection type:		7 5/8 REG Pin

Quantity:	no.	1
Make/type:		Bowen # 41695/120
OD flat mill:	in	12
Connection type:		6 5/8 REG Pin

Quantity:	no.	1
Make/type:		Bowen # 41665/018
OD flat mill:	in	8 1/8
Connection type:		4 ½ REG Pin

D.3.10 Magnet Fishing Tools

Quantity:	no.	1
Make/type:		Bowen # 32310/005
OD body:	in	8
Connection type:		4 ½ REG Pin

Quantity:	no.	1
Make/type:		Bowen # 32370/005
OD body:	in	11 ½
Connection type:		6 5/8 REG Pin

D.3.11 Taper Taps

Quantity:	no.	1
Make/type:		Bowen # 15243/049
OD (Max/Min):	in/in	1 ¾ to 4 ¾
OD body:	in	7 ¾
Length:	in	49
Connection type:		6 5/8 REG Box

Quantity:	no.	1
Make/type:		Bowen # 15240/038
OD (Max/Min):	in/in	1 13/16 to 3 11/16
OD body:	in	6 3/4
Length:	in	38
Connection type:		4 ½ IF Box

D.3.12 Die Collars

Quantity:	no.	N/A
Make/type:		N/A
OD (Max/Min):	in/in	N/A
OD body:	in	N/A
Length:	ft	N/A
Connection type:		N/A

RIG AND EQUIPMENT SPECIFICATIONS

PACIFIC BORA

Purposely Left Void

Purposely Left Void

E. WELL CONTROL / SUBSEA EQUIPMENT

E.1 LOWER RISER DIVERTER ASSEMBLY (used when drilling for the surface casing)

E.1.1 Hydraulic Connector

Size:	in	N/A
Make:		N/A
Surface controlled hydraulic operated dump valves:	no.	N/A
Size:	in	N/A

E.1.2 Flex Joint/Riser Adapter

Flex joint
Make/type:		N/A
Size:	in	N/A
Max. deflection:	degrees	N/A

Riser adapter:
Make/type:		N/A

Size:	in	N/A

E.2 PRIMARY BOP STACK (from bottom to top)

Stack complete with
-guide frame:	yes/no	Yes
-pick up attachment	yes/no	Yes for LMRP, No for stack alone.
-transport base:	yes/no	Yes
Size (bore):	in	18-3/4
Working pressure:	psi	15,000
H2S service:	yes/no	Yes

E.2.1 Alternate Hydraulic Connector

Alternate connector available:	yes/no	No
Connector make/model:
Adapter available:	yes/no	No, our connector is set for 27” only

E.2.2 Hydraulic Wellhead Connector

Size:	in	18-3/4
Make/type:		Vetco style SHD (H4)
Working pressure:	psi	15,000
Hot tap for underwater intervention:	yes/no	Yes
Spare Connector same type:	yes/no	No

E.2.3 Ram Type Preventers

Preventers:
Quantity:	no.	1 Lower Triple
Bore size:	in	18-3/4
Working pressure:	psi	15,000
Make:		NOV-Shaffer
Model:		NXT
Type (single/double/Triple):		Triple
Ram locks:	yes/no	Yes, individually operated
Preventers connection type - top:		Studded, 18-3/4” 15,000 psi WP, BX164
Preventers connection type - bottom:		Flanged, 18-3/4” 15,000 psi WP, BX164
Side outlets:	yes/no	Yes
Size:	in	3-1/16
Connection type:		Studded, 3-1/16” 15,000 psi WP, BX154

Preventers:
Quantity:	no.	1 Upper Triple
Bore size:	in	18-3/4
Working pressure:	psi	15,000
Make:		NOV-Shaffer
Model:		NXT
Type (single/double/Triple):		Triple
Ram locks:	yes/no	Yes (Ultralock II B CL)
Preventers connection type - top:		API flange BX-164 STDD
Preventers connection type - bottom:		API flange BX-164 Flange
Side outlets:	yes/no	Yes
Size:	in	3-1/16
Connection type:		Studded, 3-1/16” 15,000 psi WP, BX154

Blind/shear rams
Quantity:		no.	1 set of CVX Blind Shears
Quantity:		no.	1 set of Casing Shear Rams

Pipe rams:
Quantity:		no.	2 Sets
	Size: in		5-7/8” fixed
Variable rams
Quantity:		no.	2 sets
Size range (min/max):		in/in	5 – 7 multi rams
Quantity:		no.	2 sets
Size range (min/max):		in/in	3 1/2 – 5 7/8 multi rams

E.2.4 Stack Configuration (Blind/Shear/Pipe/Variable)

Top rams:	Ram #1		Shear Blind Rams CVX
Top rams:	Ram #2		Casing Shear rams
Top rams:	Ram #3		Variable 3 1/2”- 5 7/8”
Spacing between middle lower and lower rams:		in
Lower rams:	Ram#4		Variable 5” – 7”
Lower rams:	Ram#5		Fixed 9 5/8” (CVX)
Lower rams:	Ram#6		Variable rams 5” - 7”
Position of side outlets - kill:
Upper:			Below Ram #3
Lower:			Below Ram #5
Position of side outlets-choke:
Upper:			Below Upper Annular
Upper Middle			Below Shear Ram # 1
Lower Mddle			Below Ram # 4
Lower:			Below Ram # 6

E.2.5 Annular Type Preventer On Stack

Size:		in	18 ¾
Working pressure:		psi	10,000
Make/type:			18-3/4” 10,000 psi WP NOV-Shaffer Wedge Cover “Standard” Spherical Blowout Preventer

E.2.6 Mandrel

Make/type:			BOP Mandrel, with a H-4 profile up (Inconel 625 lined VX gasket groove), and an 18-3/4” x 10 ksi WP flange down (Inconel 625 lined BX gasket groove). H2S service in accordance with NACE MR-01-75.
Size:		in	18-3/4

E.2.7 Fail-Safe Hydraulic Valves (Kill and Choke)

Quantity on each side outlet:		no.	1x Dual Block (= 2 valves) on each outlet
Size (ID):		in	3-1/16

Make/type:

Gate Valve, Dual Block, Hydraulic Operated, API-6A, 3-1/16” 15,000 psi WP NOV-Shaffer Type “HB”, 3-1/16” bore, 3-1/16” 15,000 psi WP straight body, short sea chest, BX-154 stainless steel lined ring grooves

Working pressure:	psi	15,000
Solid block:	yes/no	Yes

E.2.8 Subsea Accumulators (see also E.10.1. Surface Accumulator Unit)

Quantity:	no.	2x 80 gal for LMRP, 3x110 gal Piston Type Bottle, 6x 7 1/2 gal Depth Compensated Bottles for BOP
Useful capacity per accumulator (w/o precharge):	U.S.gal	6x 7 ½ gal DCB, 3x110 gal PTB
Bottle working pressure:	psi	7,500

E.2.9 Hydraulic Control Pod/Receptacles

Quantity:	no.	2 (one for each pod)
Redundancy:	%	100
Color coded:	yes/no	Yes
Remote Regulation of operating pressure for functions requiring lower operating pressure:	yes/no	Yes Yes
Spare control pod:	yes/no	No

E.3 PRIMARY LOWER MARINE RISER PACKAGE (From Bottom to Top)

E.3.1 Hydraulic Connector

Make/type:		Vetco 18-3/4” Style ExF HAR Modified H4. 15,000 PSI MWP. Studded top x 18-3/4” oflexi 625 lined VX/VT gasket
Size:	in	18 ¾
Working pressure:	psi	15,000
Hot tap for underwater intervention:	yes/no	Yes
Spare connector same type:	yes/no	No

E.3.2 Annular Type Preventer (LMRP)

Size:	in	18 ¾
Working pressure:	psi	10,000
Make/type:		18-3/4” 10,000 psi WP NOV-Shaffer Wedge Cover “Standard” Spherical Blowout Preventer. 18-3/4” vertical bore. Internal H2S trim

E.3.3 Flex Joint

Make/type:		Oil States Flexjoint, 18-3/4” -10M
Size:	in	18 ¾
Max deflection:	degrees	10 deg offset from centre
Working pressure	psi	6,000
Cocking stiffness	ft-lbs/deg.	30,000 up to 5 ̊, 20,000 at 10 ̊

E.3.4 Riser Adapter

Make/type:		Riser Adapter, Type « FT-H » x 18-3/4” 10M
Size:	in	18 ¾

E.3.5 Connection Lines to Riser

Type (rigid loops, oflexip, etc.):		Coflexip hoses

E.4 SECONDARY BOP STACK (from bottom to top)		Yes

Stack complete with
–guide frame:	yes/no	Yes
–pick up attachment:	yes/no	Yes for LMRP, No for stack alone.
–transport base:	yes/no	Yes
Size (bore):	in	18-3/4
Working pressure:	psi	15,000
H2S service:	yes/no	Yes

E.4.1 Alternate Hydraulic Connector

Alternate connector available:	yes/no	No
Connector make/model:
Adapter available:	yes/no	No, our connector is set for 27” only

E.4.2 Hydraulic Wellhead Connector

Size:	in	18-3/4
Make/type:		Vetco style SHD (H4)
Working pressure:	psi	15,000
Hot tap for underwater intervention:	yes/no	Yes
Spare connector same type:	yes/no	No

E.4.3 Ram Type Preventers

Preventers
Quantity:	no	1 Lower Triple
Bore Size:	in	18-3/4
Working pressure:	psi	15,000
Make:		NOV-Shaffer
Model:		NXT
Type (single/double):		Triple
Ram locks:	yes/no	Yes, individually operated
Preventers connection type - top:		Studded, 18-3/4” 15,000 psi WP, BX164
Preventers connection type - bottom:		Flanged, 18-3/4” 15,000 psi WP, BX164
Side outlets:	yes/no	Yes
Size:	in	3-1/16
Connection type:		Studded, 3-1/16” 15,000 psi WP, BX154

Pipe rams

Quantity:	no.	2 Sets
Size:	in	5-7/8” fixed
Quantity:	no.
Size:	in
Quantity:	no.
Size:	in

Blind/Shear rams		1 set of CVX Blind Shears
Quantity:	no.	1 set of Casing Shear Rams

Variable rams
Quantity:	no.	2 sets
Size range (max/min):	in/in	5 – 7 multi rams
Quantity:	no.	2 sets
Size range (max/min):	in/in	3 1/2 – 5 7/8 multi rams

E.4.4 Stack Configuration (Blind/Shear/Pipe/Variable)

Top rams:		Shear Blind Rams CVX
Middle upper rams:		Casing Shear rams
Middle lower rams:		Variable 3 1/2”- 5 7/8”
Spacing between Middle Lower and Lower rams:	in	Variable 5” – 7” Fixed 9 5/8” (CVX) Variable rams 5” - 7”
Lower rams:

Position of side outlets-kill:
Upper:		Below Ram #3
Lower:		Below Ram #5

Position of side outlets-choke:
Upper:		Below Upper Annular
Middle:		BelowRam #2
Lower:		Below Ram # 4

E.4.5 Annular Type Preventer On Stack

Size:	in	18 ¾
Working pressure:	psi	10,000
Make/type:		18-3/4” 10,000 psi WP NOV-Shaffer Wedge Cover “Standard” Spherical Blowout Preventer

E.4.6 Mandrel

Make/type:		BOP Mandrel, with a H-4 profile up (Inconel 625 lined VX gasket groove), and an 18-3/4” x 10 ksi WP flange down (Inconel 625 lined BX gasket groove). H2S service in accordance with NACE MR-01-75.
Size:	in	18-3/4

E.4.7 Fail-Safe Hydraulic Valves (Kill and Choke)

Quantity on each side outlet:	no.	1x Dual Block (= 2 valves) on each outlet
Size (ID):	in	3-1/16

Make/type:

Gate Valve, Dual Block, Hydraulic Operated, API-6A, 3-1/16” 15,000 psi WP NOV-Shaffer Type “HB”, 3-1/16” bore, 3-1/16” 15,000 psi WP straight body, short sea chest, BX-154 stainless steel lined ring grooves

Working pressure:	psi	15,000
Solid block:	yes/no	Yes

E.4.8 Subsea Accumulators (see also E.10.1 Surface Accumulator Unit)

Quantity:	no.	2x 80 gal for LMRP, 3x110 gal Piston Type Bottle, 6x 7 1/2 gal Depth Compensated Bottles for BOP
Useful capacity per accumulator (w/o precharge):	U.S.gal	6x 7 ½ gal DCB, 3x110 gal PTB
Bottle working pressure:	psi	7,500

E.4.9 Hydraulic Control Pod/Receptacles

Quantity:	no.	2 (one for each pod)
Redundancy:	%	100
Color coded:	yes/no	Yes
Remote Regulation of operating pressure for functions requiring lower operating pressure:	yes/no	Yes Yes
Spare control pod:	yes/no	No

E.5 SECONDARY LOWER MARINE RISER PACKAGE (From Bottom to Top)

E.5.1 Hydraulic Connector

Make/type:		Vetco 18-3/4” Style ExF HAR Modified H4. 15,000 PSI MWP. Studded top x 18-3/4” oflexi 625 lined VX/VT gasket
Size:	in	18 ¾
Working pressure:	psi	15,000
Hot tap for underwater intervention:	yes/no	Yes
Spare connector same type:	yes/no	No

E.5.2 Annular Type Preventer (LMRP)

Size:	in	18 ¾
Working pressure:	psi	10,000
Make/type:		18-3/4” 10,000 psi WP NOV-Shaffer Wedge Cover “Standard” Spherical Blowout Preventer. 18-3/4” vertical bore. Internal H2S trim
E.5.3 Flex Joint

Make/type:		Oil States Flexjoint, 18-3/4” -10M
Size:	in	18 ¾
Max deflection:	degrees	10 deg offset from centre 6,000 30,000 up to 5 ̊, 20,000 at 10 ̊

E.5.4 Riser Adapter

Make/type:
Size:	in	Riser Adapter, Type « FT-H » x 18-3/4” 10M
		18 ¾
E.5.5 Connection Lines to Riser

Type (rigid loops, coflexip, etc):		Conduit Coflexip hoses

E.6 PRIMARY MARINE RISER SYSTEM

E.6.1 Marine Riser Joints

Make/model:		Shaffer Class “H” FT-H Type / Slick
OD:	in	21
ID:	in	19.25
Wall thickness:	in	15/16
Average length of each joint:	ft	90’
Weight of one complete joint (in air):	lbs	36,887
Quantity:	no.	9
Pipe material:	grade	API 5L X80 Seemed pipe
Minimum yield strength:	lb	2X10[6] (coupling rate)
Type riser connectors:		FT-H Type (3,500,000 lbs rated)
Bolts	no.	8

Make/model:		Shaffer Class “H” FT-H Type / Dressed with 2000 ft water depth rated Buoyancy
OD:	in	21”
ID:	in	19.25
Wall thickness:	in	7/8
Average length of each joint:	ft	90
Weight of one complete joint (in air):	lbs	61,007
Quantity:	no.	18
Pipe material:	grade	API 5L X80 Seemed pipe
Minimum yield strength:	lb	2X10[6] (coupling rate)
Type riser connectors:		FT-H Type (3,500,000 lbs rated)
Bolts:	no.	8

Make/model:		Shaffer Class “H” FT-H Type / Dressed with 4000 ft water depth rated Buoyancy
OD:	in	21
ID:	in	19.25
Wall thickness:	in	7/8
Average length of each joint:	ft	90
Weight of one complete joint (in air):	lbs	63,905
Quantity:	no.	22
Pipe material:	grade	API 5L X80 Seemed pipe
Minimum yield strength:	lb	2X10[6] (coupling rate)
Type riser connectors:		FT-H Type (3,500,000 lbs rated)
Bolts:	no.	8

Make/model:		Shaffer Class “H” FT-H Type / Dressed with 6000 ft water depth rated Buoyancy
OD:	in	21
ID:	in	19.25
Wall thickness:	in	7/8

Average length of each joint:	ft	90
Weight of one complete joint (in air):	lbs	65,161
Quantity:	no.	22
Pipe material:	grade	API 5L X80 Seemed pipe
Minimum yield strength:	lb	2X10[6] (coupling rate)
Type riser connectors:		FT-H Type (3,500,000 lbs rated)
Bolts:	no.	8

Make/model:		Shaffer Class “H” FT-H Type / Dressed with 8000 ft water depth rated Buoyancy
OD:	in	21
ID:	in	19.25
Wall thickness:	in	7/8
Average length of each joint:	ft	90
Weight of one complete joint (in air):	lbs	67,161
Quantity:	no.	22
Pipe material:	grade	API 5L X80 Seemed pipe
Minimum yield strength:	lb	2X10[6] (coupling rate)
Type riser connectors:		FT-H Type (3,500,000 lbs rated)
Bolts:	no.	8
Make/model:		Shaffer Class “H” FT-H Type / Dressed with 10,000 ft water depth rated Buoyancy
OD:	in	21
ID:	in	19.25
Wall thickness:	in	7/8
Average length of each joint:	ft	90
Weight of one complete joint (in air):	lbs	71,161
Quantity:	no.	17
Pipe material:	grade	API 5L X80 Seemed pipe
Minimum yield strength:	lb	2X10[6] (coupling rate)
Type riser connectors:		FT-H Type (3,500,000 lbs rated)
Bolts:	no.	8

Pup

Quantity:	no.
Length:	ft	1 40’, 1 x 25’ 1x 20’ 2 x 15’ 1 x 10’ 1 x 5’
Quantity:	no.
Length:	ft

Quantity:	no.	2 (1 x on top of LMRP — BOP guide system)
Length:	ft	55

E.6.2 Telescopic Joint		2 each (1x back-up onboard)

Make/type:		NOV-Shaffer Type “FT” Telescopic Joint
Size (ID):	in	19 3/8
Stroke:	ft	70
Double seals:	yes/no	Yes
Spare telescoping joint:	yes/no	Yes
Location:		Rig
Rotating support ring for riser tensioners:	type	NOV-Shaffer
Connection points:	no.	16

E.6.3 Kill/Choke Lines

Quantity:	no.	2
Outside diameter:	in	6 ½
Inside diameter:	in	4 ½
Working pressure:	psi	15,000

E.6.4 Booster Lines (if Fitted)

Quantity:	no.	1
Outside diameter:	in	5
Inside diameter:	in	4
Working pressure:	psi	7,500

E.6.5 Hydraulic Supply Lines

Quantity:	no.	2
Outside diameter:	in	2.875
Inside diameter:	in	2.323
Working pressure:	psi	5,000

E.6.6 Upper Ball (Flex) Joint

Make/type:		Oilstates flex type
Size:	in	18-3/4
Maximum deflection:	deg.	15
Spare upper ball (flex) joint:	yes/no	No

E.6.7 Buoyancy Modules (if Fitted)

Make:		NOV
Quantity of buoyed riser joints:	no.	101
Riser tub OD:	in	21
OD of buoyed riser joints:	in	54.5
Length of each module:	ft	13’ 10 ½ “
Volume of each module:	ft3	80.52 (161.04 per pair)
Buoyancy in seawater:	st/ft3	-90%
Rated water depth:	ft	18 x 2k, 22 x 4k, 22 x 6k, 22 x 8k 17 x 10k

E.6.8 Marine Riser Spider

Make/type:		NOV-Shaffer Type FT-H Riser Spider, with lower mounting for 60-1/2” rotary table. 1,000 Ton capacity

E.6.9 Marine Riser Gimbal

Make/type:		NOV-Shaffer / Heavy Duty 1,000 ton

E.6.10 Riser Handling Tools

Quantity:	no.	2
Type:		NOV-Shaffer Type FT-H, Hydraulic Running + test tool, 1,000 ton (+solid body NOV elevators)

E.6.11 Riser Test Tools

Quantity:	no.	See E.6.10
Type:

E.6.12 Instrumented Riser Joint

Quantity:	no.	N/A
Make:		N/A
Type:		N/A
Length:	ft	N/A
Functions:		N/A
Tension:	yes/no	N/A
Mud temp:	yes/no	N/A
Mud weight:	yes/no	N/A
Other:		N/A

E.6.13 Riser Flood/Fill System

Quantity:	no.	N/A
Make:		N/A
Type:		N/A
Length:	ft	N/A
Automatic operation:	yes/no	N/A
Manual override:	yes/no	N/A
No. of inlet valves:	no.	N/A
Size of valves (ID):	in	N/A

E.7 SECONDARY MARINE RISER SYSTEM		N/A

E.7.1 Marine Riser Joints

Make/model:		N/A
OD:	in	N/A
ID:	in	N/A
Wall thickness:	in	N/A
Average length of each joint:	ft	N/A
Weight of one complete joint (in air):	lbs	N/A
Quantity:	no.	N/A
Pipe material:	grade	N/A
Minimum yield strength:	psi	N/A
Type riser connectors		N/A
Dogs:	no.	N/A

Pup joints
Quantity:	no.	N/A
Length:	ft	N/A
Quantity:	no.	N/A
Length:	ft	N/A
Quantity:	no.	N/A
Length:	ft	N/A
Quantity:	no.	N/A
Length:	ft	N/A

E.7.2 Telescopic Joint

Make/type:		N/A
Size (ID):	in	N/A
Stroke:	ft	N/A
Double seals:	yes/no	N/A
Spare telescoping joint:	yes/no	N/A
Location:		N/A
Rotating support ring for riser tensioners:	type	N/A
Connection points:	no.	N/A

E.7.3 Kill/Choke Lines

Quantity:	no.	N/A
Outside diameter:	in	N/A
Inside diameter:	in	N/A
Working pressure:	psi	N/A

E.7.4 Booster Lines (if Fitted)

Quantity:	no.	N/A
Outside diameter:	in	N/A
Inside diameter:	in	N/A
Working pressure:	psi	N/A

E.7.5 Hydraulic Supply Lines

Quantity:	no.	N/A
Outside diameter:	in	N/A
Inside diameter:	in	N/A
Working pressure:	psi	N/A

E.7.6 Upper Ball (Flex) Joint

Make/type:		N/A
Size:	in	N/A
Maximum deflection:	deg.	N/A
Spare upper ball (flex) joint:	yes/no	N/A

E.7.7 Buoyancy Modules (if Fitted)

Make:		N/A
Quantity of buoyed riser joints:	no.	N/A
OD of buoyed riser joints:	in	N/A
Length of each module:	ft	N/A
Volume of each module:	ft3	N/A
Buoyancy in seawater:	st/ft3	N/A
Rated water depth:	ft	N/A

E.7.8 Marine Riser Spider

Make/type:		N/A

E.7.9 Marine Riser Gimbal

Make/type:		N/A

E.7.10 Riser Handling Tools
Quantity:	no.	N/A
Type:		N/A

E.7.11 Riser Test Tools

Quantity:	no.	N/A
Type:		N/A

E.7.12 Instrumented Riser Joint

Quantity:	no.	N/A
Make:		N/A
Type:		N/A
Length:	ft	N/A
Functions:		N/A
Tension:	yes/no	N/A
Mud temp:	yes/no	N/A
Other:		N/A

E.7.13 Riser Flood/Fill System

Quantity:	no.	N/A
Make:		N/A
Type:		N/A
Length:	ft	N/A
Automatic Operation:	yes/no	N/A
Manual Override:	yes/no	N/A
No. of inlet valves:	no.	N/A
Size of Valves (ID):	in	N/A

E.8 DIVERTER BOP
(For installation in fixed bell nipple)

Make/type:		NOV-Shaffer
Max. bore size:	in	21 ¼
Working pressure:	psi	500
Number of Diverter outlets:	no.	2
Outlet OD:	in	3 each 18, 1 each 6 and 1 each 4
Insert packer size ID:	in	21 ¼”

E.8.1 Diverter Flowlines

Quantity:	no.	2
OD of Flowlines:	in	18
Running from Diverter to:		Overboard
Valve types:		Piper
Size:	in	18 16 1/8 Bore
Working pressure:	psi	500psi
Control valve type (air/hydraulic/etc.):		Hydraulic
Remote: controlled from:	location	Rig Floor
	location	Toolpushers office
	location	Diverter Panel

E.8.2 Diverter Control Panels

Driller’s panel

Make:		NOV-Shaffer
Model:
Location:		Drilling station, rig floor
Locking/unlocking control:	yes/no	No

Remote panel
Make:		NOV-Shaffer
Model:
Location:		Toolpushers office
Locking/unlocking control:	yes/no	No

E.9 SUBSEA SUPPORT SYSTEM

E.9.1 Riser Tensioners

Quantity:	no.	16
Make/type:		NOV-Hydralift
Capacity each Tensioner:	lbs	200,000
Maximum stroke:	ft	12.5
Wireline size:	in	2 1/2
Line travel:	ft	50
Independent air compressors:	yes/no	Yes
Independent air drying unit:	yes/no	Yes

E.9.2 Guideline System

Quantity:	no.	N/A
Make/type:		N/A
Capacity each Tensioner:	st	N/A
Maximum stroke:	ft	N/A
Wireline size:	in	N/A
Line travel:	ft	N/A
Line storage drums with tensioners:	yes/no	N/A

E.9.3 Remote Guideline Replacement Tool

Make/type:		N/A

E.9.4 Remote Guideline Cutting Tool

Make/Type:		N/A

E.9.5 Pod Line Tensioners

Quantity:	no.	N/A
Make/type:		N/A
Capacity each Tensioner:	st	N/A
Maximum stroke:	lt	N/A
Wireline size:	in	N/A
Line travel:	ft	N/A

E.9.6 Tensioner/Compensator
Air Pressure Vessels

Quantity:	no.	52

Total capacity:	ft3	58.45
Rated working pressure:	psi	3,000
Pressure relief valve installed:	yes/no	Yes

E.10 BOP CONTROL SYSTEM

E.10.1 Surface Accumulator Unit
(see also E.2.8 & E.4.8 - Subsea Accumulators)

Make:		NOV-Shaffer
Model/type:		5th generation Mux
Location:		Subsea Module
Soluble oil reservoir capacity:	U.S.gal	1500
Oil/water mix capacity:	U.S.gal/min	30
Glycol reservoir capacity:	U.S. gal	500
No. of bottles installed:	no.	63
Useful capacity per accumulator (w/o pre-charge):	U.S.gal	15
Bottle working pressure:	psi	5,000
Control manifold model:		NOV-Koomey
Regulator type:
Total useful accumulator volume (surface and stack) equals all Preventer opening and closing volumes:	yes/no	Yes

E.10.2 Accumulator Hydraulic Pumps

Electric driven
Quantity:	no.	3 (1 x for additional redundancy)
Make:		Odessa
Model:		Triplex
Each driven by motor of power:	hp	150 (#3 135)

Air driven
Quantity:	no.	N/A
Make:		N/A
Model:		N/A
Each driven by motor of power:	hp	N/A
Flow rate of each pump:	U.S.gals/min	N/A
At minimum operating pressure:	psi	N/A

E.10.3 Driller’s Control Panel

Graphic control panel at Driller’s position showing Subsea functions with controls for the following functions of the BOP stack

Marine riser connector:	yes/no	Yes
All annular type Bop’s:	yes/no	Yes
All ram type Bop’s:	yes/no	Yes
Lock for ram type Bop’s :	yes/no	Yes
Wellhead and LMRP connector:	yes/no	Yes
Inner and outer kill and choke line valves:	yes/no	Yes
Low acc. pressure warning:	yes/no	Yes
Low reservoir level warning:	yes/no	Yes
Low rig air pressure warning:	yes/no	Yes

Pressure Regulator for annular:	yes/no	Yes
Flowmeter:	yes/no	Yes
Quantity of pressure gauges:	no.	28
Emergency push button for automatic riser disconnection:		Yes
Other control functions:	yes/no	Yes
Control panel make:		NOV-Shaffer
Control panel model:		5th generation Mux

E.10.4 Remote Control Panels

Ability to operate main closing unit valves directly:	yes/no	Yes
Quantity:	no.	1 (Toolpushers)
Make/model:		NOV-Shaffer
Locations:		Toolpushers office
Operating system routing (Direct/via Primary Control Panel)		Silvertech PLC unit

E.11 SUBSEA CONTROL SYSTEM

E.11.1 Hose Reels

Quantity:	no.	2
Location:		Moonpool
Make/type:		NOV
Maximum storage length each:	ft	11,000’
Drive motor type:		Air

E.11.2 Pod Hose		Mux Cable

Location:		Moonpool MUX
Length:	ft	11,000 feet
OD hose:	in	1.1’
Control line ID:	in	N/A
Quantity total:	no.	N/A
Quantity spare (when new):	no.	N/A
Control line ID:	in	N/A
Quantity total:	no	N/A
Quantity spare (when new):	no.	N/A
Control line ID:	in	N/A
Quantity total:	no.	N/A
Quantity spare (when new):	no.	N/A

E.11.3 Pod Hose Manifold

Make/model:		N/A
Surface test stump:	yes/no	N/A

E.11.4 Surface Test Pod	yes/no	No Pod test stand

E.12 ACOUSTIC EMERGENCY BOP CONTROL SYSTEM

Make/model:		Kongsberg
Type (fixed/portable):		Both
Number of functions:	no.	6

Type of functions:
LMRP connector release:	yes/no	Yes
Shear ram close:	yes/no	Yes (Blind-Shear)
Other:		Ram 2 close, BSR close, Retract all stabs, RC unlock

E.13 SUBSEA AUXILIARY EQUIPMENT

E.13.1 Hole Position Indicator

Make/type		Via DP system
Quantity of monitors:	no.	N/A
Monitor location:		N/A
Monitor location:		N/A
Recorder:	yes/no	N/A

E.13.2 Riser Angle Indicator

Make/type		NOV-Shaffer
Quantity of monitors:	no.	4
Monitor location:		Drillers station, Toolpushers office, BOP Central Control Console and DP Operator
Recorder:	yes/no	No

Make/type
Quantity of monitors:	no.
Monitor location:
Recorder:	yes/no

E.13.3 Slope Indicators

Make:		NOV-Shaffer
Quantity:	no.	4
Provision for installation on
BOP:	yes/no	Yes (LMRP & BOP)
Pin connector:	yes/no	Yes
Other:

E.13.4 Underwater TV System

Make/type:
Quantity of TV monitors:	no.	N/A
Monitor location:
Reels/cables for maximum water depth:	ft	N/A
Pan/tilt unit:	yes/no	N/A
Spare camera:	yes/no	N/A
Spare cable:	yes/no	N/A

E.13.5 ROV System

Quantity:	no.	Port side
Location		Provision for installation 1 port aft & 1 stbd aft
Make:		N/A
Type:		N/A

Monitor location:		N/A
Monitor location:		N/A
Provided by (operator, contractor):		Operator
Maximum water depth:	ft	N/A
Cameras - color:	no.	N/A
Cameras - B&W:	no.	N/A
Manipulators		N/A
Quantity:	no.	N/A
Type (specially correspondent, rate, grabber):		N/A
Sonar		N/A
Type:		N/A

E.14 CHOKE MANIFOLD

E.14.1 Choke Manifold
(for instrumentation, see H.3)

Make:		RB PipeTech Ltd.
Minimum ID:	in	3
Maximum WP:	psi	15,000
H2S service:	yes/no	Yes

Quantity of fixed chokes:	no.	N/A
Make:		N/A
Model:		N/A
Size (ID):	in	N/A

Quantity of adjustable chokes:	no.	2
Make:		Masterflo
Model:		P25
Size (ID):	in	1.45

Quantity of power chokes:	no.	2
Make:		Masterflo
Model:		P25
Size (ID):	in	1.45

Power choke remote control panel:	yes/no	Yes
Make:		Hitec
Location		Drillers Doghouse
Glycol injection:	yes/no	Yes

E.14.2 Flexible Choke & Kill Lines
(Connecting riser to drilling unit)

Quantity:	no.	2
Make/type:		Techflow Flexibles
ID:	in	3
Working pressure:	psi	15,000

E.15 BOP TESTING EQUIPMENT

E.15.1 Hydraulic BOP Test Pump

Make:		Hydroplex
Model/type:		HP 550 Series

Pressure rating:	psi	25,500
Chart recorder:	yes/no	Yes

E.15.2 BOP Test Stump

Quantity:	no.	2
Test pressure:	psi	15,000
Type:		H4
Size:	in	18 ¾
Connected to deck (welded/bolted):		1 x bolted. 1x hydraulic extend/retract

E.16 WELLHEAD RUNNING / RETRIEVING/
TESTING TOOLS (RT/RRT/TT)

Wellhead make:		N/A
Wellhead type:		N/A
Wellhead size:	in	N/A
Pressure rating:	psi	N/A

E.16.1 RT’s for Casing Installation

Mechanical RT- casing housing sizes:	in	N/A
Hydraulic RT - casing housing sizes:	in	N/A
Pack Off RT - casing housing sizes:	in	N/A
Hanger RT - casing hanger sizes:	in	N/A
Hanger RT - casing type:		N/A
Seal Assembly RT - casing sizes:	in	N/A

E.16.2 RRT’s for Casing Installation

Seal Assembly RRT - casing sizes:	in	N/A
Wear Bushing RRT - casing sizes:	in	N/A
Seat Protector RRT - casing sizes:	in	N/A

E.16.3 Miscellaneous Tools

Temporary guide base RT:	yes/no	N/A
BOP stack TT:	yes/no	N/A
Multi-purpose TT:	yes/no	N/A
Conductor casing jetting head:	yes/no	N/A
Clean out tool:	yes/no	N/A
Lock ring wellhead release tool:	yes/no	N/A
Seal assembly torque tool:	yes/no	N/A
Utility guide frame:	yes/no	N/A
Guide frame adapter sizes:		N/A

E.16.4 Booster Lines (if Fitted)

OD drill pipe:	in	N/A
Quantity:	no.	N/A
Connection type:		N/A
Grade:		N/A
Hang off method (sq. shoulder/doughnut):		N/A

E.16.5 Mini Hose Bundle For Use With		No
Hydraulic Running Tools	yes/no

Control line ID:	in	N/A

Quantity of lines:	no.	N/A
Control line ID:	in	N/A
Quantity of lines:	no.	N/A

E.16.6 Emergency BOP Recovery System

Emergency BOP recovery system:	yes/no	Yes
Make/type:		Clamp below annular + slings rated for LMRP + BOP, total weight estimated 360 tons

F. MUD SYSTEM/BULK SYSTEM

F.1 HIGH PRESSURE MUD SYSTEM

System working pressure:	psi	7,500 psi
System test pressure:	psi	11,250 psi proof test at construction only
Built to which design pressure:		7,500 psi

F.1.1 Mud Pumps
Quantity:	no.	4
Make:		NOV
Model:		Model 14-P-220
Type: (Triplex/Duplex):		Triplex
Liner sizes available:	in	7”, 6 ½”, 5 ½” ceramic
Mud pump drive motors:	no.	2 each
Motor type:		General Electric 1,100 hp AC motors (2 ea per pump)
Continuous power rating per motor:	hp	1,100 hp (per motor)
Fluid end:	type
Maximum working pressure:	psi	7,500 psi
Test pressure:	psi
Pump stroke counter:	type	Yes
Supercharging pump:	type	Yes (Halco 8” x 6” x 14”)
Driven by motor of power:	hp	100 hp
Discharge/Suction line ID:	in/in	6”
M.P. Pulsation Dampener:	type	Yes
Reset Relief Valve:	type	NOV Titan BX
Working flowrate per pump at 90% of spm:	max
in
Pump speed (90% of max.):	spm	105 spm
Pump pressure:	psi psi	4,615 (7” liner)
Working flowrate @ 100% volumetric output:	U.S. gal/min	735 gpm

F.1.2 Transfer Pumps/Mixing Pumps

Transfer pumps
Quantity:	no.	6
Make:		NOV Halco
Model:		6 x 8 x 14
Type:		Centrifugal
Drive motor type:		Electrical
Power output:	hp	100 Hp @ 1750 RPM

Mixing pumps
Quantity:	no.	3
Make:		NOV Halco
Model:		6 x 8 x 14
Type:		Centrifugal
Drive motor type:		Electrical
Power output:	hp	125 Hp @ 1750 RPM

F.1.3 Booster Pump

Quantity:	no.	N/A (Use a main Mud Pump, with dedicated boost standpipe only in mud pump room)
Make/type:		N/A
Pumping capacity (each):		N/A
U.S.gals/min
Drive motor type:		N/A
Power output:	hp	N/A

F.1.4 Standpipe Manifold

Quantity of standpipes:	no.	2 ( +1 each boost standpipe in the mud pump room)
Standpipes ID:	in	5”
H-Type Standpipe manifold:	yes/no	Yes
Kill line outlet:	yes/no	Yes
Fill-up/bleed-off line outlet:	yes/no	Yes
Outlets (total):	no.	2
ID:	in	3” & 2”
Type connections:		Weco Fig 1502 male
Dimensions OD x ID:	in x in	3” & 2”
Design standard:		API

F. 1.5 Rotary Hoses

Quantity:	no.	2
Make/type:		Gates Rubber
ID x length:	in x ft	4” x 113’
Snubbing lines:	yes/no	Yes

F.1.6 Cementing Hose

Type (coflexip, etc):		Coflexip (+ cement standpipe)
Length:	ft	144’
ID:	in	3”
Working pressure:	psi	15,000 psi

F.1.7 Chiksan Steel Hoses

Integral on-screwed:	yes/no	Welded
Make/type		Weco Fig 1502
ID:	in	2”
Section length:	ft	8 ft
Quantity:	no.	4
Section length:	ft	10 ft Swivel loops
Quantity:	no.	5
ID:	in	3”
Section length:	ft	3.5 ft
Quantity:	no.	8
Section length:	ft	4 ft
Quantity:	no.	11

Sweep swivels, make/type:		Weco Fig 1502

Nom. size ID:	in	2”
Quantity:		8
Nom. size ID:	in	3”
Quantity:		16
Suitable for H2S service:	yes/no	Yes

F.2 LOW PRESSURE MUD SYSTEM

F.2.1 Mud Tanks

Quantity:	no.	16 / 5 (active / reserve)
Total capacity:	bbl	6,000 bbls + 9,000 bbl
Height:	ft	9 ft
Capacity, tank No. 1:	bbl	500 bbl
Type (active/reserve):		Active
Capacity, tank No. 2:	bbl	500 bbl
Type (active/reserve):		Active
Capacity, tank No. 3:	bbl	250 bbl
Type (active/reserve):		Active
Capacity, tank No. 4:	bbl	250 bbl
Type (active/reserve):		Active
Capacity, tank No. 5:	bbl	500 bbl
Type (active/reserve):		Active
Capacity, tank No. 6:	bbl	500 bbl
Type (active/reserve):		Active
Capacity, tank No. 7:	bbl	500 bbl
Type (active/reserve):		active
Capacity, tank No. 8:	bbl	500 bbl
Type (active/reserve):		Active
Capacity, tank No. 9:	bbl	500 bbl
Type (active/reserve):		Active
Capacity, tank No. 10:	bbl	500 bbl
Type (active/reserve):		Active
Capacity, tank No. 11:	bbl	500 bbl
Type (active/reserve):		Active
Capacity, tank No. 12:	bbl	500 bbl
Type (active/reserve):		Active
Capacity, tank Slug No. 1:	bbl	125 bbl
Type (active/reserve):		Active
Capacity, tank Slug No. 2:	bbl	125 bbl
Type (active/reserve):		Active
Capacity, tank Chemical No. 1:	bbl	125 bbl
Type (active/reserve):		Active
Capacity, tank Chemical No. 2:	bbl	125 bbl
Type (active/reserve):		Active
Capacity, tank Reserve No. 1:	bbl	1,500 bbl
Type (active/reserve):		Reserve
Capacity, tank Reserve No. 2:	bbl	1,500 bbl
Type (active/reserve):		Reserve
Capacity, tank Reserve No. 3:	bbl	1,500 bbl
Type (active/reserve):		Reserve
Capacity, tank Reserve No. 4:	bbl	1,500 bbl
Type (active/reserve):		Reserve
Capacity, tank Reserve No. 5(Reserve or Waste):	bbl	3,000 bbl
Type (active/reserve):		Reserve

Capacity Sand Trap:	bbl	60 bbls

Capacity degasser tank:	bbl	60 bbls
Capacity Desilter Tank		60 bbls
Capacity Desander Tank		60 bbls
Capacity Return Tank		60 bbls
Mud agitator in each tank	yes/no	Yes (except Sand trap and Degasser)
Mud guns in each tank:	yes/no	Yes ( except mud process tanks )

F.2.2 Settling Tank
Quantity:	no.	2
Total capacity:	bbl	125 bbl ea.(chem. Tanks .see F.2.1.)

F.2.3 Pill/Slug Tank
Quantity: 2 ea.	no.
Capacity:	bbl	125 bbl ea. (see F.2.1.)
Mud agitator:	yes/no	Yes
Mud guns:	yes/no	Yes

F.2.4 Trip Tank

Capacity:	bbl	60 bbl
Capacity/unit length:	bbl/ft	5.08 bbl/ft
Level indicator:	yes/no	Yes
Electric pump make:		NOV Halco
Number		2
Model/type:		Centrifugal 2,500 Supreme 6” x 5” x 14”
Motor output:	hp	50 hp
Facility for casing fill-up:	yes/no	No
Alarm and strip chart recorder (see H.1.11):	yes/no	Yes

F.2.5 Stripping Tank

Capacity:	bbl	8 bbl
Capacity/unit length:	bbl/ft	1.56 bbl/ft
Equalizing facility with trip tank:	yes/no	No
Transfer pump:	yes/no	Yes

F.2.6 Chemical Mixing Tank
Quantity: 2 ea.	no.
Capacity:	bbl	125 bbl ea. ( see F.2.1.)
Chemical mixer type:		NOV-Brandt Agitator / MA-15

F.2.7 Shale Shakers

Primary:
Quantity:	no.	7
Make/model:		NOV-Thule VSM 300 with fume extraction hood Balanced
Type:		epiliptical motion, low profile, cascade shaker
Driven by no. of electric motors:	no.	2
Design flowrate (total):	bbl/min	2000 Gpm — 18” flowline (diverter housing — shakers)

Cascading
Quantity:	no.	N/A (Primary shakers are cascading type)
Make/model:		N/A
Type:		N/A
Driven by no. of electric motors:	no.	N/A
Design flowrate (total):	bbl/min	N/A

F.2.8 Desander/Desander

Quantity:	no.	1
Make/model:		NOV-Brandt — 2,500 Supreme
Type:		Mission
Number of cones x size:	no. x in	3 X 10”
Centrifugal pump type:		Mission
Centrifugal pump size:	in x i	8” x 6” x 14”
Driven by electric motor of:	hp	150HP
Is pump dedicated to Desander:	yes/no	Yes
Max. flowrate:	bbl/min	1600 gpm

F.2.9 Desilter

Quantity:	no.	1
Make/model:		NOV-Brandt/ 2,500 Supreme
Type:
Number of cones x size:	no. x in	24 x 4”
Centrifugal pump type:		Mission
Centrifugal pump size:	in x in	8” x 6” x 14”
Driven by electric motor of:	hp	150 HP
Is pump dedicated to Desilter:	yes/no	Shared with mudcleaner
Max. flowrate:	bbl/min	1,600 gpm

F.2.10 Mud Cleaner

Quantity:	no.	1
Make/model:		NOV-Thule /VSM 300
Type:		VSM 300 (with Desilter and Desander cone set above)
Number of cones x size:	no. x in	24 x 4”
Centrifugal pump type:		8” x 6” x 14”
Centrifugal pump size:	in x in	Mission
Driven by electric motor of:	hp	150 HP
Is pump dedicated to Mud Cleaner:	yes/no	Shared with desilter
Max. flowrate:	gpm	1,600 gpm

F.2.11 Mud/Gas Separator (Poor Boy)

Make/type:		NOV-RB Pipetech / 3122-06
Gas discharge line ID:	in	12
Gas discharge location, primary:		Crown
Can discharge be tied into burner system:	yes/no	No
Mud seal height:	ft	19’
Calculated gas throughput:	mmscf	1000 Gpm

F.2.12 Degasser

Quantity:		2
Make/type:		NOV-Brandt / D-10
Centrifugal pump type:		Centrifugal
Centrifugal pump size:	in x in	6 x 8 x 14
Driven by electric motor of power:	hp	150 Hp
Discharge line running to:		Crown
Vacuum pump make:		Ingersoll-Rand
Type:		Single stage

F.2.13 Mud Agitators

Quantity:	no.	10
Make/model:		NOV-Brandt HMA-30RG
Driven by electric motor of:	kw	30 hp
Located in tanks (see F.2.1 for tank numbers):		1, 2, 5, 6, 7, 8, 9, 10, 11, 12, 3 (20 HP), 4 (5 HP)

Quantity:	no.	4
Make/model:		NOV-Brandt VMA – 10
Driven by electric motor of:	kw	10 hp
Located in tanks (see F.2.1 for tank numbers):		Chemical 1& 2 and Slug 1 & 2

Quantity:	no.	3
Make/model:		NOV-Brandt / VMA-5
Driven by electric motor of:	kw	5 hp
Located in tanks (see F.2.1 for tank numbers):		Return, Desander and Desilter Tanks

Quantity:	no.	7
Make/model:		NOV-Brandt HMA-40RG
Driven by electric motor of:	kw	40 hp
Located in tanks (see F.2.1 for tank numbers):		Reserves 1,2,3 & 4 ; 2 x Res./Waste; Drain tk.

F.2.14 Mud Centrifuge

Quantity:	no.	2
Make/model:		NOV-Brandt HS-3400
Feed pump make/model:		N/A
Driven by motor of power:	hp	VFD
Capacity:	bbl/min	200 gal / min

F.2.15 Mud Hopper

Quantity:	no.	3
Make/model:		NOV- Procon / Auto feed dustfree
Feed pump make/model:		NOV- Supreme 2500 8 x 6 x 14
Driven by motor of power:	hp	125 HP

F.2.16 Mud Laboratory and Facilities

Separate room:	yes/no	Yes

Equipped with
Mud balance:	yes/no	Yes
Marsh funnel:	yes/no	Yes
Filtration kit:	yes/no	No
Sand content kit:	yes/no	No
Stopwatch:	yes/no	No

F.3 BULK SYSTEM

F.3.1 Barite/Bentonite Silos

Quantity:	no.	4
Capacity of each silo:	lt	113 m3
Locations:		Midship fwd below deck
Type weight loadcell:		Electronic
Manufacturer:		Thames Side – Maywood VC 3500
Pressure rating:	psi	65 psi 4.4 bar
Relief valve(s) installed	yes/no	Yes
Rock-catcher(s) installed		Yes
Dust-collectors installed		Yes

F.3.2 Cement Silos

Quantity:	no.	4
Capacity of each silo:	lt	113 m3
Locations:		Midship below deck
Type weight loadcell:		Electronic
Manufacturer:		Thames Side – Maywood VC 3500
Pressure rating:	psi	65 psi 4.4 bar
Relief valve(s) installed:	yes/no	Yes
Rock-catcher(s) installed		Yes
Dust-collectors installed		Yes
Separate mud/cement loading facilitates:	yes/no	Yes
Discharge line for cement independent from barite/bentonite discharge line:	yes/no	Yes

F.3.3 Cement Day Tanks

Quantity:	no.	2
Capacity of each silo:	lt	40 m3
Locations:		Outside Cement Room
Type weight loadcell:		Electronic
Manufacturer:		Thames Side – Maywood VC 3500
Pressure rating:	psi	65 psi 4.4 bar
Relief valve(s) installed:	yes/no	Yes

F.3.4 Surge Tank for Barite/Bentonite

Quantity:	no.	2 (one each)
Capacity of each silo:	lt	6 m3
Locations:		Sackroom mixing level
Type weight loadcell:		Electronic
Manufacturer:		Thames Side – Maywood VC 3500
Pressure rating:	psi	65 psi 4.4 bar
Relief valve(s) installed:	yes/no	Yes

F.3.5 Surge Tank for Cement		Dowell-Schlumberger free placement

Quantity:	no.	1
Capacity of each tank:	lt	70 cuft
Type weight loadcell:		Electronic
Manufacturer:		Thames Side – Maywood VC 3500
Pressure rating:	psi	Non-pressurized
Relief valve(s) installed:	yes/no	Yes

F.3.6 Bulk Transfer System (see also C.1.8 - Compressed Air Systems)

Independent air system for the silos & surge tanks consisting of a high-volume low-\pressure compressor & air dryer:	yes/no	No

Air reduced from main air supply through pressure Regulators:	yes/no	Yes

Separate volume tank & drier:	yes/no	Yes

G. CASING/CEMENTING EQUIPMENT

G.1 CASING EQUIPMENT

G.1.1 API Casing Drifts

For casing OD, weight, quantity:	in/lbs/ft/no.	20”

For casing OD, weight, quantity:	in/lbs/ft/no.	13 3/8”

For casing OD, weight, quantity:	in/lbs/ft/no.	9 5/8”

For casing OD, weight, quantity:	in/lbs/ft/no.	7”

G.1.2 Clamp-On Type Casing Thread Protectors

For casing OD, quantity:	in/no.	13 3/8” / 80 for racking casing in derrick
For casing OD, quantity:	in/no.	9 5/8” / 105 for racking casing in derrick
For casing OD, quantity:	in/no.	7” / 105 for racking casing in derrick
For casing OD, quantity:	in/no.

G.1.3 Side Door Casing Elevator

Quantity:	no.	2
For OD casing:	in	36
Make/type:		Blohm&Voss SDS-250-6
Capacity:	st	250

Quantity:	no.	2 sets of inserts (Total 5 sets of 2)
For OD casing:	in	20 +16 + 13 5/8 + 13 3/8 + 10 ¾
Make/type:		Blohm&Voss VES-SD-500-2
Capacity:	st	500

Quantity:	no.	2 sets of inserts (Total 3 sets of 2)
For OD casing:	in	9 7/8 + 9 5/8 + 7
Make/type:		Blohm&Voss VES-SD-750/1000
Capacity:	st	1000

Quantity:	no.	TBC
For OD casing:	in
Make/type:
Capacity:	st

Quantity:	no.	TBC
For OD casing:	in
Make/type:
Capacity:	st

G.1.4 Single Joint Casing Elevators

Quantity:	no.	2 + 2
For OD casing:	in	20 + 16
Make/type		Blohm&Voss
Safety latches:	yes/no	Yes

Quantity:	no.	2 + 2
For OD casing:	in	13 5/8 + 13 3/8
Make/type:		Blohm&Voss
Safety latches:	yes/no	Yes

Quantity:	no.	2
For OD casing:	in	9 5/8
Make/type:		Blohm&Voss
Safety latches:	yes/no	Yes

Quantity:	no.	2
For OD casing:	in	7
Make/type:		Blohm&Voss
Safety latches:	yes/no	Yes

G.1.5 Slip Type Spiders

Quantity:	no.	2 (inserts only)
Make/type:		Blohm&Voss PS 1000
Capacity:	st	1000
W/slips for OD casing sizes:	in	20, 16, 13 5/8, 13 3/8, 9 5/8, 7

G.1.6 Casing Slips

Quantity:	no.	1
Make/type:		Blohm&Voss / CSI
For OD casing:	in	20

Quantity:	no.	1
Make/type:		Blohm&Voss / CSI
For OD casing:	in	13 3/8

Quantity:	no.	1
Make/type:		Blohm&Voss / CSI
For OD casing:	in	9 5/8

Quantity:	no.	1
Make/type:		Blohm&Voss / CSI
For OD casing:	in	7

G.1.7 Casing Bowls

Quantity:	no.	1
Make/type:		Blohm&Voss / 200 Ton hinged casing spider
For OD casing (max/min):	in/in	20

Quantity:	no.	1+1
Make/type:		NOV-Varco / CB
For OD casing (max/min):	in/in	20 + 16

Quantity:	no.	1
Make/type:		Blohm&Voss / Reducing bushing for HCS-200
For OD casing (max/min):	in/in	13 3/8 + 9 5/8
Quantity:	no.	1 Set
Make/type:		NOV-Varco No 1

For OD casing (max/min):	in/in	13 3/8

Quantity:	no.	1 Set
Make/type:		NOV-Varco No 2
For OD casing (max/min):	in/in	9 5/8 - 10 ¾

G.1.8 Casing Tongs

Quantity (sets):	no.	2
Make/type:		Blohm&Voss / BV-100 (jaws only)
W/jaws for OD casing (max/min):	in/in	20 + 13 3/8

Quantity:	no.	4
Make/type:		Gear-Wrench / Petrol Beltgrip
W/jaws for OD casing (max/min):	in/in	36 – 30’ – 26” – 20”

G.1.9 Power Casing Tongs

Quantity:	no.	1 (insert for Hydratong – iron roughneck)
Make/type:		NOV/FARR Hydraulic KT 7585
W/jaws for OD casing (max/min):	in/in	2 3/8 - 8 5/8
Max output torque:	ft lbs	25,000
Torque indicator:	yes/no	Yes
Back-up arm:	yes/no	Yes

Quantity:	no.	1 ((insert for Hydratong – iron roughneck)
Make/type:		NOV/FARR Hydraulic KT 20000
W/jaws for OD casing (max/min):	in/in	8 5/8 - 20
Max output torque:	ft lbs	50,700
Torque indicator:	yes/no	Yes
Back-up arm:	yes/no	Yes

G.1.10 Power Unit for Casing & Tubing Tongs

Quantity:	no.	Central HPU for NOV equipment
Driven by electric motor:	yes/no	Yes

G.1.11 Casing Circulating Head (Swedge)

For OD casing:	in	N/A
Connection type:		N/A

G.1.12 Casing Spears (Internal)

Quantity:	no.	N/A
Make/type:
For OD casing:	in
For casing weight:	lbs/ft
Pack-off:	yes/no

G.1.13 Casing Cutters (Internal)

Quantity:	no.	N/A
Make/type:		N/A
For OD casing (max/min):	in/in	N/A

G.1.14 Crossover to Handle Casing with DP

Quantity:	no.	N/A
For OD casing:	in	N/A
Casing connection:		N/A
Drill pipe connection type:		N/A
Rated capacity:	st	N/A

G.1.15 Casing Scrapers

Quantity:	no.	N/A
Make:		N/A
For OD casing:	in	N/A
For casing weight:	lbs/ft	N/A
OD body:	in	N/A
Connection type:		N/A

G.2 CEMENTING EQUIPMENT

G.2.1 Cement Unit

Owner:		Schlumberger
Free placement basis:	yes/no	Yes
Make		Schlumberger
Type		CPS-665, remote control type, zone 2
No. of triplex pumps:	no.	2
Maximum working pressure:	psi	15,000
Maximum flowrate (total):	bbl/min	24.4
Unit power by (electric/diesel):		Diesel, in sound reduction enclosure
Recirculating mixing system:	yes/no	Yes, Mark III Slurry Chief Mixer, 8 + 16 bbls
Capacity:	bbl	60 sxs/min, 153.6 ton/hr, 11 BBls/min,
Motor power:	hp	1400
Liquid additive system:	yes/no	Yes
Premix/batch tank:		CBS-967, remote control type
Quantity:	no.	2
Capacity (total):	bbl	200
Pressure recorder:	yes/no	Yes

G.2.2 Cementing Manifold

Discharge manifold working pressure:	psi	15,000
Cement pump discharge lines min. ID:	in	3
Cement pump discharge lines working pressure:	psi	15,000 (+ cement standpipe available)

G.2.3 Cement Kelly

Quantity:	no.	N/A
Nominal size OD:	in	N/A
Total length:	ft	N/A
Working length:	ft	N/A
Connection type:		N/A
Cement head:	yes/no	N/A

G.2.4 Cementing Tubing

Size:	in	N/A
Length (total):	ft	N/A

X-overs to drillpipe specified in sect. D.1.3:	yes/no	N/A

H. INSTRUMENTATION/COMMUNICATION

H.1 DRILLING INSTRUMENTATION AT DRILLER’S POSITION

Drilling Control Data Acquisition (DCDA) System Network, comprising the following inputs and displays:

Machine Anticollision,

Mud Pump Control incl. Resume func.,

Mud Pump Antisync,

Mud Pump Local control panel Non-Eex,

Standpipe pressure transmitter,

Choke manifold pressure transmitter,

Liquid mud tank levels,

Liquid mud tank levels in hull,

Trip tank level transmitter, guided microwave,

Flow transmitter,

Alarm Horn,

Mud Temp In/Out, Clamp-On,

Cement Pressure transmitter,

Density Transmitter in Liquid mud tank,

Mud pump SPM proximity switch,

Rotary rpm proximity switch,

Rotary torque pressure transmitter,

Top Drive rpm proximity switch,

Top Drive torque pressure transmitter,

Hook load sensor,

Block position encoder/sensor,

Tong Torque Load Celle,

Tong Torque Pressure Transmitter,

CCTV Central,

CCTV Camera NON Ex. Pan/Zoom/Tilt,

CCTV Camera Eex. Zone 1 Pan/Zoom/Tilt/Auto Focus

H.1.1 Weight Indicator

Make/type:		NOV-HITEC
Sensor type:		Load pins at crown block
Calibrated for number of lines strung (6,8,10, 12, etc):	no.	14

H.1.2 Standpipe Pressure Gauges

Quantity:	no.	2
Make/type:		NOV-Hitec- Digital with ScanSense transmitter
Pressure range:	psi - psi	0-7,500

Quantity:	no.	2
Make/type:		NOV/Pressure Gauge
Pressure range:	psi - psi	0 – 10,000

Quantity:	no.	N/A
Make/type:
Pressure range:	psi - psi

H.1.3 Choke Manifold Pressure Gauge

Quantity:	no.	4
Make/type:		NOV-Hitec with transmitter
Pressure range:	psi - psi	0 – 20,000

Quantity:	no.	4
Make/type:		NOV/Pressure Gauge
Pressure range:	psi - psi	0 – 20,000

H.1.4 Rotary Speed Tachometer

Make/type:		NOV-Hitec SDI

H.1.5 Rotary Torque Indicator

Make/type:		NOV-Hitec SDI

H.1.6 Motion Compensator Instruments

Make/type:		Seatex MRU H / MRU-M-MB2
Hook position indicator:	yes/no	Yes
Lock/unlock indicator:	yes/no	Yes

H.1.7 Pump Stroke Counters

Make/type:		NOV
One pump stroke indicator and one cumulative pump stroke counter for each pump:	yes/no	Yes

H.1.8 Tong Torque Indicator

Make/type:		NOV-Hitec SDI

H.1.9 Pit Volume Totalizer

Make/model:		NOV-Hitec SDI – VEGA
Floats in active mud tanks:	yes/no	No (acoustic system installed)
Floats in reserve mud tanks:	yes/no	No (acoustic system installed)
Loss/Gain indicator:	yes/no	Yes
Alarm (audio and visual):	yes/no	Yes

H.1.10 Mud Flow Indicator

Make/model:		NOV-FLOX-0005H
High/low alarm (audio and visual):	yes/no	Yes

H.1.11 Trip Tank Indicator

Make/model:		NOV-Vega
Chart recorder:	yes/no	Yes
Alarm:	yes/no	Yes

H.1.12 General Alarm System	yes/no	Yes

H.1.13 Automatic Driller

Make/type:		Automatic ROP/WOB incorporated in Hitec control system

H.1.14 Remote Choke Control Unit (see E.14.1)

Make/model:		NOV-Hitec

H.2 DRILLING PARAMETER RECORDER

Quantity:	no.	Provided by DCS
Location - 1:		Toolpusher Office
Location - 2:		Company Man Office
Location 3:
Make/type:		NOV-Hitec SDI system
Quantity of pens:	no.	N/A

H.3 INSTRUMENTATION AT CHOKE MANIFOLD

H.3.1 Standpipe Pressure Gauge

Make/type:		R.B. Pipetech
Pressure range (maximum):	psi	10,000

H.3.2 Choke Manifold Pressure Gauge

Make/type		R.B. Pipetech
Pressure range (maximum)	psi	10,000 and 15,000 (fine scale)

H.3.1 and H.3.2 combined on one panel:	yes/no	Yes
Visible from choke operation position:	yes/no	Yes

H.4 STANDPIPE PRESSURE GAUGE

Make/type:		SCS Nobel Elektronik / 390-B-M10
Pressure range:	psi	10,000
Visible from Driller’s position:	yes/no	No

H.5 DEVIATION EQUIPMENT

H.5.1 Measuring Device

Quantity:	no.	1
Make/type:		Totco
Deviation range:	degree	5º+ 10º

H.5.2 Wireline Winch

Make/model:		Matthew / Surveyor II
Wire length (nominal):	ft	35,000
Depth counter:	yes/no	Yes
Wire size:	in	0.105 T-316 Stainless steel
Pull indicator:		Yes

H.6 CALIBRATED PRESSURE GAUGES

Make/type instrument gauges:		N/A
Size:	in	N/A
Connection:		N/A
Range:	psi	N/A
Quantity:	no.	N/A
Facilities to install gauges on:		N/A
Standpipe manifold:	yes/no	Yes
Choke manifold:	yes/no	Yes
Cement unit:	yes/no	Yes

H.7 RIG COMMUNICATION SYSTEM

H.7.1 Telephone System

No. of stations:	no.	109
Make		CMR Korea
Type		IOCS-500

H.7.2 Public Address System

Can be combined with above:	yes/no	Yes
Make		CMR Korea
Type		CPA-9000
Explosion proof:	yes/no	Yes in hazardous areas

H.7.3 Drill Floor - Derrickman’s Talkback

No. of stations:	no.	13
Location:		Driller’s chair, AD’s chair, ECR, crownblock,
Make		MRC, Bridge, Cement Unit – Korea
Type		MTB-5002E
Explosion proof:	yes/no	yes

H.7.4 Hand-Held VHF Radios

Quantity:	no.	5
Make		Icom
Type		IC-GM1600 GMDSS Survival Radio’s

Quantity:	no.	5
Make		Icom
Type		ICOM IC-M88-IS Intrinsically-Safe Marine channels

H.7.5 Hand-Held UHF Radios

Quantity:	no.	12
Make		Motorola
Type		GP340 Intrinsically-Safe UHF 5 channel hand-radios

H.8 ENVIRONMENTAL INSTRUMENTATION

H.8.1 Temperature Indicators

Air temperature:	yes/no	Yes
Make/model:		CMR Korea
Sea water temperature:	yes/no	Yes

H.8.2 Barometric Pressure Indicator

Make		(Sato)
Type		(Sigma II) Barograph
Recorder:	yes/no	Yes

Make/model:		(Weems & Plath)/ Barometer
Recorder:	yes/no	No

H.8.3 Humidity Sensing Indicator

Make		Brannam
Type		Wet Bulb
Recorder:	yes/no	No

H.8.4 Wave Profile Recorder

Make		N/A
Model		N/A
Recorder:	yes/no	N/A

H.9 DP, Vessel Control and Navigation Systems

H.9.1 Dynamic Positioning System
Make		Kongsberg
Type		DP Class 3
Model		Kongsberg (K-POS DP32) Kongsberg (K-POS DP12) Designed accord. to ABS DP-3 & DP Class 3

H.9.2 PRS — Position Reference Systems

H.9.2.1 Differential Postitioning System
Make		Kongsberg Simrad
Typeu		Differential Postitioning System
Model		Seatex DPS 132
Differential Links:
GPS L1/L2 – built in DPS 132
IALA – built in DPS 132
Inmarsat/SpotBeam ( demodulator Seastar 3510LR ) Location: Radio Room

H.9.2.2 Differential Postitioning System
Make		Kongsberg Simrad
Type		Differential Postitioning System
Model		Seatex DPS 4D
Differential Links:
DGPS/GLONASS

IMU (MRU5+)
Inmarsat/SpotBeam ( Demodulator Seastar 3510LR ) Location: Subsea Office

H.9.2.3 HPR — Hydroacustic Positioning System
Make	Kongsberg Simrad
Type	HPR
Model	2 x APOS 501
Transducer	2 x HIPAP

H.9.3 MRU - Motion Reference Unit

Make	Seatex MRU 5
Model	MRU-M-MB3
Located at	ECR, Port and Starboard HPR Compartment

H.9.4 Gyro Compass

Make	Sperry Marine
Model	NAVIGAT X Mk1
Type	Digital Gyro Compass
Located at:	ECR, Navigation Room x 2
Repeater	Yes, Sperry Marine,4881-AB, S/n(11381,10516,13485) Qnty-3, Nav Bridge,Bridge Wings

H.9.5 Wind Sensors

Make	3 x (Observer Instruments)
Model	OMC-160.
Type	Rotary Cup Type
Located at:	Radar Mast, Derrick

Make	1 x Gill
Model	Wind Observer II
Type	Ultrasonic Wind Sensors
Located at:	Derrick

H.9.6 DP Logger

Make	Kongsberg Simrad
Model	Integrated Navigation System
Type

H.9.7 Integration Navegation System

Make	Kongsberg Simrad
Model	K-Chief
Type

H.9.8 Thrusters Control System

Quantity	1

Make	Kongsberg Simrad
Model	STC-400
Type	STC-400 Included Telegraph THR 4;5 and THR Em’cy Stop
IP Class	22
Location	K-Bridge Console

H.9.9 Bridge Autopilot
Make	Kongsberg
Model
Type

H.9.10 Bridge Watch Alarm System

Quantity	1
Make	Samsung
Model	WAP Bridge Watch Alarm System Included 3 Reset/Push Buttons
Type
Location	K-Bridge Console

H.9.11 Gyro Monitor

Quantity	1
Make	Sperry Marine
Model	NAVITWIN IV
Type	0735-07
Location	K-Bridge Console

H.9.12 Horn Control

Quantity	1
Make	Saracom
Model	HC-7123
Type	Included Auto Signal
LOcation	K-Bridge Console

H.9.13 Planning Computer

Quantity	2
Make	Kongsberg
Model	K-Bridge-PL Radar integrated
Located at	Bridge – chart table/K-Bridge-Console

H.9.14 Watch Bridge Unit

Quntity	1
Make	Konsberg
Model	HA 459 000 A1
Type	Extention Alarm Panal
Location	K-Bridge-Console

H.9.15 CCTV

Make

HERNIS – 34 camera system (including drawworks, iron RN fwd, IR aft, moonpool, drill floor, monkeyboard (2), shale shakers area, pipe decks fwd + aft, crown (2), helideck, thrusters rooms (6), engine rooms (3), main switchboard room (3), purifier room (2), ballast pump room, radar mast, fwd  aux machinery room, welltest area (2)

Model		EX286W, EX286, PT9W, PT9W&S7
Type		CCTV

H.9.16 Fire Detection System

Make		Autronica
Model		Autro Safe-Self verify system
Type		Oil&Gas
Location		Nav Bridge

H.9.17 Doppler Sonar

Make		JRC
Model		NWW-GOTB
Type		JLN-550 Doppler Sonar
Location		NAV Chart Desk

H.9.18 Echo Sounder

Quantity		1
Make		JRC
Model		JFE - 680
Located at:		Bridge NAV Chart Desk
Recorder:	yes/no	Yes
Changeover Echosounder :		JRC,NQE-929

H.9.19 Weather Facsimile

Quantity		1
Make		JRC
Model		JAX-9 B
Located at:		Bridge NAV Chart Desk
Recorder:	yes/no	Yes
Paper Code		6ZPT500108

H.9.20 Bridge Radar

Quantity:	no.	1
Make		Kongsberg
Model		MP 7600 NAV 0575/07
Located at:		Fwd; k-Bridge-Console
Bandwidth:	cm	10 cm
S/N		CZC661100GU

Quantity:	no.	1
Make		Kongsberg
Model		MP7600 NAV 0575/07
Located at:		Fwd; K-Bridge-Console
Bandwidth:	cm	3 cm
S/N		CZC611008Y

Quantity:	no.	1
Make		Kongsberg
Model		MP7600 NAV 0575/07
Located at:		Fwd; K-Bridge-Console
Bandwidth:	cm	3 cm

H.9.21 SVDR Remote Alarm Unit

Quantity		1
Make		Samsung
Model		WABS
Type		SVDR Remote Alarm Unit Data Voyage
Location		K-Bridge-Console
Recorder		Yes; NAV Instrument Room

H.9.22 Magnetic Compass

Make		Saracom
Model		MC-180
Type Approval		Class A ISO 499 ISO 2269
Location		Heli Waiting Deck

H.9.23 GPS

Quantity		2
Make		JRC
Model		JLR – 7700MKII
Type		GPS Navigator:NWZ 4570B RX NNN4331
Selector Switch		Yes, JRC NCZ-777
Location		Chart Desk Console

H.9.24 Course Recorder

Quantity		1
Make		EPSON
Type		LQ-300II
Model		P172B
Location		Chart Desk Console

H.9.25 Speed Log Indicator

Make		JRC
Quantity		1
Type		JLN-550 Doppler Sonar
Model		NWW-60 TB
Location		Chart Desk Console

H.9.26 Speed Distance Indicator

Make		JRC
Type		NWW-7 Distance Counter
Location		K-Bridge-Console

H.9.27 Magnetic Compass Monitor

Make		Sperry Marine
Type		0735-07 Digital
Model		NAWITWIN IV
Location		K-Bridge-Console

H.10 RADIO AND COMMS EQUIPMENT

Model		JSS-896
Location:		Radio Room and Bridge

H.10.1 SSB Transceiver MF/HF Radio Telephone

Quantity:	no.	2 + 1 (GMDSS Station)
Make		JRC
Model		JSB-196 GM
Facsimile capable:	yes/no	Yes
Telex capable:	yes/no	Yes
Quantity:	no.	1
Make/model:		HF Marine Transceiver IC-M710
Facsimile capable:	yes/no	No
Telex capable:	yes/no	No

H.10.2 E.P.I.R.B.

Quantity:	no.	1
Type		Float-Free
Make		JRC
Model		JQE-103 406MHz
Location		Bridgewing

H.10.3 VHF/DSC Radio Telephone

Quantity:	no.	3
Make		JRC
Model		NCM-1770
Power:	watts	25 / 1
Channels:		All Marine
Location		Radio Room ; K-Bridge-Console- 2pcs.

H.10.4 UHF Radio Telephone

Quantity		3
Make		Motorola
Model		GM-338
Located at:		DP Console ; Radio Room-2

H.10.5 VHF Radio Transceiver

Quantity:	no.	3
Make		JRC
Model		JHS-7

Quantity:	no.	1
Make		JRC
Model		DSC VHF 32A

Quantity:	no.	2
Make		JRC
Model		DSC VHF NCH 414

H.10.6 Aero Radio Beacon Transmitter

Quantity:	no.	1
Make		Saracom
Model		TS-1B
Power:	watts	120

H.10.7 Aeronautical VHF Transceiver

Quantity:	no.	1
Make		Saracom
Model		Jotron TR 810

Quantity:	no.	2
Make/model:		ICOM
Model		IC-A24

H.10.8 Watch Receiver

Make		JRC
Model		JSB-196GM
Frequency:	kHz	2182

H.10.9 UAIS

Quantity		1
Make		JRC
Model		JHS-182
Type		Display Unit
Location		K-Bridge-Console

H.10.10 Radio Telex

Quantity	no.	1
Make		JRC
Model		NDZ-127J Data Terminal
Location		Radio Room GMDSS Console

H.10.11 Satellite Communication System

Make		JRC
Model		Fleet F77 JUE-410F
Type:		A/B
Facsimile link:	yes/no	Yes

Telex link:	yes/no	Yes
Telephone link:	yes/no	Yes
Video Telephone		Yes
Other capabilities:		Internet Link

H.10.12 SART

Quantity		2
Make		JRC
Model		JQX-30A
Battery Expiry Date		07/2010
Location		NAV Bridge Port/Stabord

Quantity		6 Lifeboats

H.10.13 Homing Beacon Control

Quantity		1
Make		SAC
Model		SAC Hoaming Beacon Console
Type
Location		K-Bridge-Console

H.10.14 Distress Message Control Panel

Quantity		1
Make		JRC
Model		NCH-321A
Type
Location		K-bridge-Console

H.10.15 Sound Reception Panel

Make		MRC
Model		MSR-9200A
Type

H.10.16 Talk Back Remote Unit

Make
Model		MRC
Type

Talk Back Main

Make
Model		CTA-9200 No: HN 1674
Type
Location		Communication Room

H.10.17 P/A & T/B REMOTE CONTROLLER

Make		CMR
Model
Type

P/A Main (1) (2)

Quantity	2
Make
Model	CPA-9600-1-1 ; CPA-9600-2-1
General Alarm	Yes
Location	Communication Room;ELE EQ. Room

H.10.18 Bridge Telephone

Make	CMR
Model
Type

H.10.19 Bridge Sound Powered Telephone

Make	CMR
Model
Type

H.10.20 Navtex

Make	JRC
Model	NCR-333 NAVTEX Receiver
Type	NR IS1NM518-2
Printer	DPLI-414

H.10.21 DSC/NBDP Modem

Make	JRC
Model	NCT-196N
Type	DSC/NBDP GA17020
Quantity	1
Location	GMDSS console

H.10.22 Facsimile

Make	Oki Data Corporation Thailand
Model	F21005B
Quantity	1
Location	Radio Room

H.10.23 Inmarsat-C

Make	JRC NDZ- 127C1 Data Terminal
Model	JUE 85 ; IME model NTF-781GM MASS
Quantity	1
Location	GMDSS Console

H.10.24 SSAS

Make	NEQ-3154
Type	Push Button
Quantity	2
Location	Bridge Console; Cpt. Cabin

I. PRODUCTION TEST EQUIPMENT

I.1 BURNERS

Make/type:		N/A (Client Third Party)
Quantity:	no.	N/A
Capacity:	bbl/day	N/A
Weight:	st	N/A
Water requirement at 100 psi:	bbl/min	N/A

I.2 BURNER BOOMS

Make/type:		Samsung / Swan neck
Quantity:	no.	1
Length:	ft	80 ft
Horizontal:	yes/no	Swan neck
Height above sea level (at drilling draft):	ft	± 22m TBC
Walkway and handrails:	yes/no	Yes
Burner platform size:	ft x ft	TBA
Burner mounting rotatable:	yes/no	yes
Regulatory approvals:		ABS

I.3 LINES REQUIRED ON BURNER BOOMS

I.3.1 Oil Line

ID:	in	4” line
Working pressure:	psi	1,500 psi
Connection type at burner end:	type	TBC
H2S:	yes/no	Yes
Pressure gauge connection at barge end:	in	No

I.3.2 Gas Line

ID:	in	6” line
Working pressure:	psi	1,500 psi
Extended beyond burner by:	ft	TBC
Connection type at burner end:	type	TBC
H2S:	yes/no	Yes
Pressure gauge connection at barge end:	in	No

I.3.3 Water Line

ID:	in	3” line
Working Pressure:	psi	300 psi
Connection type at burner end:	type	TBC
Pressure gauge connection at barge end:	in	Yes

I.3.4 Air Line

ID:	in	4” line
Working Pressure:	psi	150 psi
Connection type at burner end:	type	TBC

Pressure gauge connection at barge end:	in	No

I.3.5 Pilot Gasoline

ID:	in	1’’ line
Working Pressure:	psi	150 psi
Connection type at burner end:	type	TBC
Pressure gauge connection at barge end:	in	No

I.4 SPRINKLER SYSTEM

Sufficient to give protection to rig and personnel against heat radiation damage from the burners:	yes/no	Yes, salt water supplied by dedicated cooling water pump in engine room

I.5 FIXED LINES FOR WELL TESTING

I.5.1 Drillfloor to Separator Area

Type (screwed/welded, both):		Welded
Quantity:	no.	1
Size ID:	in	6”
Working pressure:	psi	15,000 psi
Connection type on drill floor:		Clamp Nº 8 (BX 155 ring gasket)
Connection type at separator:		TBC
Number of valves/lines:	no.	0
Size of valves:	in	N/A
H2S:	yes/no	Yes

I.5.2 Separator Area to Each Burner Boom

Type (screwed/welded, both):		Welded
Quantity:	no.	1 (1 Port)
Size ID:	in	4” Oil / 6” Gas / 4” Water / 4” Air
Working pressure:	psi	1440 PSI
Connection type on separator:	type	Weco 602
Connection type at boom:	type	Weco 602
Number of valves/lines:	no.	0 / 4
Size of valves:	in	0
H2S:	yes/no	Yes
Valves installed near separator area for switching gas to either burner:	yes/no	N/A (one burner boom available only, rig will weather vane)

I.5.3 Mud Pumps to Both Burner Booms

Type (screwed/welded, both):		N/A (Dedicated sea water cooling pump in engine room)
Quantity:	no.	1
Size ID:	in	6”
Working pressure:	psi	300 PSI

Number of valves required:	no.	0
Size of valves:	in	N/A
Connected to fire fighting pumps:	yes/no	No
Rated line capacity at 300 psi:	bbl/hr	TBA

I.5.4 Rig Air System to Burners

Type (screwed/welded, both):		Welded
Quantity:	no.	1
Size ID:	in	4”
Working pressure:	psi	120 PSI
Non-return valves fitted:	yes/no	Yes

I.5.5 Oil Storage Tank To Overboard

Type (screwed / welded, both):		N/A
Quantity:	no.	N/A
Size ID:	in	N/A
Working pressure:	psi	N/A
Height above water level:	ft	N/A
Connection type at separator area:	type	N/A

I.5.6 Separator to Ventstack of Rig

Type (screwed/welded, both):		N/A
Quantity:	no.	N/A
Size ID:	in	N/A
Working pressure:	psi	N/A
Connection type at separator area:	type	N/A

I.6 AUXILIARY POWER AVAILABILITY

I.6.1 For Field Laboratory		Several breaker feeder:1x15 amp, 3X30 Amp, 5x50amp, 3x60 amp plus 1 220 single phase outlet and several 110 single phase outlets

Quantity:	kw	12
Volts:	v	460/480 220/120
Frequency:	Hz	60 hz

I.6.2 For Crude Transfer Pump

Quantity:	kw	N/A
Volts:	v	N/A
Frequency:	hz	N/A

I.6.3 For Electric Heaters		Well test area

Quantity:	no.	2
Volts:	v	440V,1000A ; 220V ,100A
Frequency:	hz

1.6.4 For ROV		Well test area

Quantity:	no.	PORT & STBD
Volts:	v	440V ( 400/250/100/20 A)

J. WORKOVER TOOLS	N/A

(NOT APPLICABLE TO SEMI-SUBMERSIBLES)

K. ACCOMMODATIONS

K.1 OFFICES

K.1.1 Company Representative’s Office

Quantity:	no.	3
Complete with desk, filing cabinets (s) and other necessary furniture:	yes/no	Yes (as per contract)
Unrestricted view to drill floor:	yes/no	No

K.1.2 Contractor’s Representative’s Office

Quantity:	no.	3
Unrestricted view to drill floor:	yes/no	1 only

K.1.3 Radio Room

Quantity:	no.	1

K.1.4 Hospital Room

Number of beds/bunks:	no.	3
Wash basin:	yes/no	Yes
Medical cabinet:	yes/no	Yes
Dangerous drugs:	yes/no	Yes

K.2 LIVING QUARTERS

K.2.1 Accommodations

Total beds:	no.	200
Quantity of single bed rooms:	no.	4
toilets (private/shared/communal):		Private
Quantity of two bed rooms:	no.	71
toilets (private/shared/communal):		Private
Quantity of three bed rooms:	no.	6
toilets (private/shared/communal):		Private
Quantity of four bed rooms:	no.	9
toilets (private/shared/communal):		Private
Quantity of six bed rooms:	no.	N/A
toilets (private/shared/communal):		N/A

K.2.2 Galley

Quantity:	no.	1

K.2.3 Mess Seating Capacity

Main mess:	no.	72 seats
Aux. mess:	no.	N/A

K.2.4 Conference Rooms

Quantity:	no.	1

K.2.5 Recreation Rooms

Quantity:	no.	1
Recreation facilities:
TV:	no.	Yes (2) + feed to each cabin
DVD:	no.	Yes (2) + feed to each cabin

K.2.6 Other Rooms

Laundry:	no.	2
Dry food storage:	no.	1
Refrigerator:	no.	1 (4 sections + handling)
Change rooms:	no.	1
Coffee Shop		1
Prayer room:	no.	0
Training Room		0
Gymnasium:	no.	1 (Complete with Sauna)

L. SAFETY EQUIPMENT

L.1 GENERAL SAFETY EQUIPMENT

L.1.1 General Personnel Protective Gear

Safety hats		Contractor only
(contractor only/everyone/not supplied):
Safety boots		Contractor only
(contractor only/everyone/not supplied):
Safety clothing		Contractor only
(contractor only/everyone/not supplied):
Ear protection		Everyone
(contractor only/everyone/not supplied):
Rubber gloves		Contractor only
(contractor only/everyone/not supplied):
Rubber aprons		Contractor only
(contractor only/everyone/not supplied):
Fullface visors		Contractor only
(contractor only/everyone/not supplied):
Eye shields (for grinding machines, etc.)		Contractor only
(contractor only/everyone/not supplied):
Dust masks:		Contractor only
(contractor only/everyone/not supplied):
Rubber gloves (elbow length for chemical handling)		Contractor only
(contractor only/everyone/not supplied):
Explosion proof hand torches c/w batteries		Contractor only
(contractor only/everyone/not supplied):
Safety belts c/w lines		Contractor only
(contractor only/everyone/not supplied):

L.1.2 Eye Wash Stations

Quantity:	no.	5
Make/model:		Haws / Shower and facewash
Located at:		Sackroom
Located at:		Hopper Area
Located at:		Shaker room
Located at:		Rig Floor
Located at:		Engine room

Quantity:	no.	19
Make/model:		Encon / Facewash station
Located at:		ROV area (1ea)
Located at:		Pipe Deck (2ea)
Located at:		Welding Shop (1ea)
Located at:		Outside BOP Control & HPU room (1 ea)
Located at:		Mud pit room (2ea)
Located at:		Aft Port Upper deck @ Old paint Locker (1 ea)
Located at:		Upper deck close to moonpool (2ea)
Located at:		C. Engine room Lower level(1ea)

Located at:		C. Engine Room Workshop (1 ea)
Located at:		P. ER Electrical Workshop Store (1 ea)
Located at:		P. Engine Room Oil Purifier Room (1 ea)
Located at:		S. Engine Room Oil treatment Room (1 ea)
Located at:		Shaker room (1ea)
Located at:		Sackroom (1ea)
Located at:		Outside Mud lab (1ea)
Located at:		Mud Pump Room (1ea)

L.1.3 Derrick Safety Equipment

Derrick escape chute (rem chute):	no.
Make/type:		N/A
Derrick safety belts:	no.
Make/type:		DBI Sala / Belly Belt

L.1.4 Derrick Climbing Assistant

Make/type:		Alimak (elevator) / SE-EX 450 DOL

L.1.5 Fresh Air Blowers (Bug Blowers)

Quantity:	no.	N/A
Make/type:		N/A
Located at:		N/A

L.2 GAS/FIRE/SMOKE DETECTION

L.2.1 H2S Monitoring System

Make/type:		Konsgberg IES
Sampling points at:

Pump room, discharge manifold area, well test area, bell nipple, moonpool area, drill floor, driller’s cabin, mud pits room, mud process room, mud pump room, BOP room, cement room, sackstore, galley and living quarters ventilation system.

General alarm:	yes/no
Alarm types (audible, visual, both) at
Driller’s console:		Both
Engine room:		Both
Mud room:		Both
Living quarters each level:		Both
Central area each structural level:		Both

Pacific Bora Drilling Contract No.

Central alarm panel:	yes/no
Located at:		Accomodations upper deck

L.2.2 Combustible Gas Monitoring System

Make/type:		Detcon / PS 250
Sampling points at:
Bellnipple:	yes/no	Yes
Drill floor:	yes/no	Yes
Shale shaker:	yes/no	Yes
Mud tanks:	yes/no	Yes
Ventilation system into living quarters:	yes/no	Yes
Other:

Moonpool, thruster rooms ventilation intakes, HPR room, fwd machinery room intakes, well test area, pump room ventilation intakes, engine contol room, engine room, drillers cabin air intake, welding shop, mechanical Shop, Electrcal shop, warehouse, BOP room, cement room, sack store.

General alarm:	yes/no
Alarm types (audible, visual, both) at		Both
Driller’s console:		Yes
Other:		Bridge Console, ECR and around the rig

L.2.3 H2S Detectors (Portable)
Quantity:	no.	6
Make/type:		MSA
Type		Watchman Multigas (remote with pump sensing)
Tests		LEL / O2 / H2S

Quantity:	no.	4
Make/type:		MSA
Type		Altair Multigas-4 (compact hand-held)
Tests		LEL / O2 / H2S / CO

L.2.4 CO2 Gas Detectors (Portable)

Quantity:	no.	1
Make/type:		TBA
Phials for CO2: measuring range		N/A

From 20 to 200 ppm:	no.	N/A
From 100 tp 600 ppm:	no.	N/A

L.2.5 Explosimeters

Quantity:	no.	1
Make/type:		MSA
Type		Explosimeter Model 2A
Tests		Combustible Gases

L.2.6 Fire/Smoke Detectors Accommodation

Make		Autronica
Model		BS-320
Fire detection:	yes/no	Yes
Smoke detection:	yes/no	Yes
Central alarm panel:	yes/no	Yes
Location:		Bridge

L.3 FIRE FIGHTING EQUIPMENT

L.3.1 Fire Pumps

Quantity:	no.	3
Make/model:		3 x Shinko KV 300 KS
Type:		Three electrical driven Hyundai Motors 450 KW
Output (each):	U.S.gals/min	750m3/h / 130m head (each)
All offtake points supplied by each pump:	yes/no	Yes
Location of pumps:		Port/Stbd Engine Room
Location of pumps:		FWD Machinery Room Emergency Fire Pump
Fire fighting water delivery conforms to IMO MODU Spec:	yes/no	Yes

L.3.2 Hydrants & Hoses

Hydrants positioned such that any point may be reached by a single hose length from two separate hydrants:	yes/no	Yes

Quantity of hydrants:	no.	81 exterior / 76 interior
Hose connections / hydrant:	no.	2 ½” exterior / 1 ½” NPT interior
Length:	ft	15m

L.3.3 Portable Fire Extinguishers

Quantity (total):	no.	413
Type 1 - CO2:	no./lbs	58 + 23 (Spare)
Type 2 — Foam		0
Type 2 — Dry Chemical:	no./lbs	199 + 133 (Spare)

Mounted adjacent to access ways and escape routes:	yes/no	Yes

L.3.4 Fire Blankets

Quantity:	no.	9
Type:		Gel blanket
Location:		Galley (2), Helideck (2), Welders Shop, ER W’shop, Drillers cabin, S. ER Fuel Oil Purifier Room, P ER Oil & Grease Store.

L.3.5 Fixed Foam Fire-Fighting System

Location		Machinery Spaces
Approval		N/A
Make/type:		N/A
Quantity foam stored on site:	gal.	N/A
Inductor tube:	yes/no	N/A
Foam nozzles:	no.	N/A

L.3.6 Fixed Water Fire-Fighting System

Location		Machinery Spaces
Specifics		ER P/C/S, Puri P/S, Boiler ½
Approval		ABS
Make		Tanktech
Type		X-Mist System
Required Flow		18 m3/hr
Number Nozzles		7 x HL, 60 x LL
Conforms to		SOLAS, IMO & CLASS

L.3.7 Helideck Foam System

Dedicated system adequate for at least 10 minutes fire fighting at the rate quoted in the IMO MODU code:	yes/no	Yes

Make/type:		SKUM MONITORS
Quantity of monitors:	no.	3
Foam type:		AFFF 3%
Rate:	U.S.gals/min	3,400 liters/min Total

L.3.8 Fixed Fire Extinguishing System

Protected spaces
Engine room, type (Halon/CO2):		CO2
Paint locker, type (Halon/CO2):		CO2
Emergency generator, type (Halon/CO2):		CO2
SCR room, type (Halon/CO2):		VFD room CO2

Other - location:  Cargo pump room, thrusters rooms, boiler room, fwd aux. mach. room, buzz type panel rooms, engine control room, galley, switchboard rooms, purifier rooms, IGG room, drilling switch gear room and cement room.

CO2
Alarms (audible, visual or both):		Both
Automatic shutting of mechanical ventilation in protected spaces:	yes/no	Auto and Manual
Remote manual release located at:		Main CO2 room, aft deck
Remote manual release located at:		Fwd Emergency Locker
Remote manual release located at:		Engine Room entrance

L.3.9 Manual Water Deluge System	yes/no

Protected spaces:		Moonpool, Drill Floor, Well Test Area Fwd and Aft B-deck. 4 Lifeboats stations Fwd upper Deck “Dry Break System” Heli-Fuel station
Water supplied from fire main line:	yes/no	Yes

L.3.10 Water Sprinkler System in Accommodation

Automatic:	yes/no	No
Working pressure:	psi
Pressurized tank capacity:	ft3

L.4 BREATHING APPARATUS

L.4.1 General Sets

Quantity:	no.	20 sets + 20 spare cylinders
Make:		Draeger
Type:		TBC
Bottle duration:	min	30 min
Located at:	qty/loc	Helideck room, fwd emerg locker, rig floor, aft emerg locker, engine control room

L.4.2 Escape Sets

Quantity:	no.	98 sets

Make		Draeger
Type		TBC
Bottle duration:	min	10 min
Located at:

Aft & Fwd Emerg lockers, cranes, thrusters rooms, engine rooms, electrical workshop, ET workshop, mud logger unit, mechanical workshop, moonpool, mud lab, mud pit room, mud process room, p-tank room, rig floor, riser deck, ROV area, subsea office, warehouse, welding shop, sackroom

L.4.3 Cascade Stations

Quantity:	no.	N/A
Make/type:		N/A
Locations/outlets at location:		N/A

L.4.4 Breathing Air Recharge Compressor

Quantity:	no.	1
Make/type:		Breathing Air Module Junior II E
Located at:		TBC

L.4.5 Compressed Air Breathing Apparatus Trolley Unit

Positive pressure:	yes/no	N/A
Make/type:		N/A
Air line length:	ft	N/A
Compressed air bottles:		N/A
Quantity:	no.	N/A
Size:	ft3	N/A
Including		N/A
Face mask:	yes/no	N/A
Demand valve:	yes/no	N/A
Microphone:	yes/no	N/A
Safety harness:	yes/no	N/A
Safety line (incorporating phone line)	yes/no	N/A

L.4.6 Air Purity Test Equipment

Quantity:	no.	1
Make		Draeger
Type		Aerotest Simultan HP

L.5 EMERGENCY FIRST AID EQUIPMENT

L.5.1 First Aid Kits

Quantity:	no.	4 (Doctor’s grab bags + 1 x ECR; 1 x Dog House; 1 x Helideck)

L.5.2 Burn Kits

Quantity:	no.	Nil -part of above

L.5.3 Resuscitators

Quantity:	no.	4 (1 x Hospital) (2 x Fire teams) (1 Helideck)
Charged (spare) oxygen cylinders:	no.	11

L.5.4 Stretchers

Quantity:	no.	2
Type:		MACA Offshore (Collapsible plastic & fibReglass)
Located at:		Hospital & Helideck

Quantity:	no.	3
Type:		Neil Robertson (Canvas & wood)
Located at:		Helideck; Fire Team 1 & Fire Team 2

Quantity:	no.	1
Type:		Aluminium Scoop
Located at:		Hospital

Quantity:	no.	3
Type:		Stokes Litter Metal baskets
Located at:		Fire Team Station 1 (2) Fire Team Station 2 (1 with floatation)

Quantity:	no.	2
Type:		Plastic Backboard stretchers with straps and head restraints
Located at:		Hospital

Quantity:	no.	1
Type:		Folding (aluminium & plastic)
Located at:		Hospital

Quantity:	no.	1
Type:		KED (Kendrick Extrication Device)
Located at:		Hospital

L.6 HELIDECK RESCUE EQUIPMENT

L.6.1 Storage Boxes

Quantity:	no.	2
Construction material:		Fiberglass
Max. height open:	in	1 m

L.6.2 Equipment

Aircraft axe:	yes/no	Yes
Large fireman’s rescue axe:	yes/no	Yes
Crowbar:	yes/no	Yes
Heavy duty hacksaw:	yes/no	Yes
Spare blades:	yes/no	Yes
Grapple hook:	yes/no	Boat Hook
Length of wire rope attached:	ft	N/A
Quick release knife:	yes/no	Yes
Bolt croppers:	yes/no	Yes

L.7 RIG SAFETY STORE

Equipment to repair, recharge and restock safety equipment as listed below:		Refer also to Section L3.3 “Complete spares”

Foam concentrate:	yes/no	Yes
Dry chemical charges:	yes/no	Yes
CO2 charges for dry chemical extinguishers:	yes/no	Yes
CO2 charges for water extinguishers:	yes/no	Yes
CO2 charges for foam extinguishers:	yes/no	N/A
Discharge hoses, control nozzles and horns & washers for DP extinguishers:	yes/no	Yes
Fire blankets:	yes/no	Yes
Fireproof gloves:	yes/no	Yes
Rubber gloves - elbow length:	yes/no	Yes
Rubber aprons:	yes/no	Yes
Rubber boots:	yes/no	Yes
Full face visors:	yes/no	Yes
Eye shields (for grinding machines, etc.):	yes/no	Yes
Dust masks:	yes/no	Yes

Spare safety helmets, boots, overalls:	yes/no	Yes
Gloves, hand torches, batteries, etc:	yes/no	Yes
Spare lifebuoys:	yes/no	Yes
Spare lifebuoy lights:	yes/no	Yes
Fresh air blowers/inductors for ventilating enclosed spaces:	yes/no	Yes
Spare life jackets:	yes/no	Yes
Safety belts c/w line:	yes/no	Yes
Full safety harnesses:	yes/no	Yes
Spare Derrickman’s safety belts:	yes/no	Yes
Spare SCBA bottles, charged:	yes/no	Yes

L.8 EMERGENCY WARNING ALARMS

Approved system to give warning of different emergencies:	yes/no	Yes

L.9 SURVIVAL EQUIPMENT

L.9.1. Lifeboats

Make		Umoe Schat-Harding AS
Type		Totally-enclosed Conventional launching Gravity
Model		TBC
Quantity:	no.	6
Capacity:		70 persons each
person/craft
Locations (fore, aft, port, stbd):		Port FWD x2, Stbd FWD x2, Port Aft x1, Stbd Aft x1
Fire protection:	yes/no	Water Spray protection
Emergency Air		Yes
Fitted VHF Radio		Yes
SART		Yes
EPIRB		Yes
Flares:	yes/no	Yes
Food:	yes/no	Yes
First aid kits:	yes/no	Yes

L.9.2 Life Rafts

Make		Viking
Type		25P Inflatable
Quantity:	no.	14 (plus 4 spare)
Capacity:		25
person/craft
Davit launched:	yes/no	No

Locations (fore, aft, port, stbd):		4xPF, 4xSF, 3xPA, 3xSA + 4xspare
Fire protection:	yes/no	No
Radios:	yes/no	No
Flares:	yes/no	Yes
Food:	yes/no	Yes
First aid kits:	yes/no	Yes

L.9.3 Rescue Boat

Make		Norsafe AS
Model		Merlin 615
Type		Diesel Water-Jet FRC
Length		6.25m
Capacity		10 persons
Engine power:	hp	164 HP
Speed		28kts @ 3 crew / 15kts @ 10 crew
Range		110 nm @ 3 crew

L.9.4 Life Jackets

Make		TBC
Type		SOLAS
Quantity:	no.	362

L.9.5 Life Buoys

Make		Danyang
Type		DY 5555
Quantity:	no.	14

L.9.6 Survival Suits

Make		Stearns
Type		I590C SOLAS 74
Quantity:	no.	172

L.9.7 Work Vest

Make/type:		Billy Pugh / Type V
Quantity:	no.	20

L.9.8 Escape Ladders

Make/type:		Escape Ladders ( wood & rope)
Quantity:	no.	3
Locations		Accommodation C-Deck P/S, Poopdeck

L.9.9 Distress Signals

Type		SART Transponder
Make		JRC JQX-30A
Quantity:	no.	7 (1xeach L/B; 2xBridge)

Type		EPIRB with hydrostatic release
Make		JRC JQE-103 406 MHz
Quantity:	no.	1

M. POLLUTION PREVENTION EQUIPMENT

M.1. SEWAGE TREATMENT

Make/model:	1 xHamworthy / ST10 (fwd)
System type:	Vacuum / Aerobic
Conforms to (Marpol, Annex IV, etc.):	Yes

Make/model:	1 x Hamworthy / STI (aft)
System type:	Vacuum / Aerobic
Conforms to (Marpol, Annex IV, etc.):	Yes

M.2 GARBAGE COMPACTION

Quantity	2 (1xPaper & 1xPlastic)
Make/model:	Tech Oil Products / Enviro-Pak Compactor 3000
System type:	Pneumatic/Hydraulic
Conforms to (Marpol Annex IV, etc.)	Marpol

M.3 GARBAGE DISPOSAL/GRINDER

Make/model:	Laboremus TL 5000
System type:	Stand alone ships rail grinder
Conforms to (Marpol Annex IV, etc.):	Marpol

Make/model:	Loipart 51060BS
System type:	Electrical Grinder installed on galley sink
Quantity	2
Conforms to (Marpol Annex IV, etc.):	Marpol

END OF EMBEDDED FILE(S)

End of Attachment A1

The remainder of the page intentionally left blank.

ATTACHMENT A2 TO EXHIBIT A — SCOPE OF WORK

Offshore Drilling Contract No. PBA 3

EQUIPMENT, SUPPLIES, MATERIAL AND SERVICES

TO BE FURNISHED BY COMPANY AND CONTRACTOR

Item No.	DESCRIPTION	Furnished by Contractor at Contractor’s Cost	Furnished by Contractor, at Company’s cost, plus applicable handling charge	Furnished by Contractor, at Company’s cost, no handling charge	Furnished by Company at Company’s Cost	Furnished by Company at Contractor’s Cost
100	Contractor’s Equipment and Personnel
101	Rig and ancillary equipment as listed in Attachment A1,	X
102	Personnel as listed in Attachment A3, “Personnel to be Provided by CONTRACTOR”.	X
103

Subject to the provisions of Section 7.1, extra personnel in excess of the normal complement listed in Attachment A3, if available, to fully support rig operations for both well centers, excluding Operator supplied Third Party personnel. Extra personnel must be requested in writing by COMPANY. CONTRACTOR shall provide such additional personnel as provided in Section 10.2.

X
104	Overtime beyond normal work schedule for CONTRACTOR’s personnel when requested by COMPANY. Overtime rates are listed in Attachment A3			X
105	Additional cost (i.e. overtime, lodging, transport, etc.) resulting from a required evacuation of the drilling unit due to bad weather.			X
106	Subject to the provisions of Section 7.2 (H), any additional equipment or modifications to the Drilling Unit requested by COMPANY.			X
107	Spare parts required to keep CONTRACTOR equipment in good operating order.	X
108	All spare parts and third party services to keep COMPANY items in good operating order.				X
109a

CONTRACTOR to maintain adequate stocks of screens for the following equipment as listed below:

a.         For each type of shaker listed in Attachment A1, CONTRACTOR to provide all screens with equal or larger opening size that DX-84 or equivalent.

X
109b	b. Any other CONTRACTOR owned equipment as per Attachment A1	X

Pacific Bora Drilling Contract No. PBA 3

1

109c	c. All other shale shaker and flow line cleaner screens.		X
110	Replacement parts for all solids control equipment listed in Attachment A1, other than shaker screens as listed in Item 110 above.	X
111	CONTRACTOR will have scales installed on each bulk tank in order to weigh contents.	X
112	CONTRACTOR will have a surge tank or tanks with an air vent system that minimizes loss of bulk materials.	X
113	Drill pipe wipers for CONTRACTOR supplied drill pipe	X
114	Re-circulating trip tank with Driller’s level readout. All lines coming out of the diverter housing must be downward sloping to aid in fluids draining from the diverter housing.	X
200	General
201

Offshore drilling permit(s), licenses and clearance, including Navy Permit
Drill site surveyed, marked and cleared of obstructions when required
Transit path surveyed, marked and cleared of obstructions when moving between locations with the riser and BOP suspended below the rotary table, as mutually agreed and permitted.

X
202	All COMPANY radio equipment, including satellite communications, other than provided by CONTRACTOR			X
203	Radio permits and license for CONTRACTOR radio equipment. COMPANY will assist CONTRACTOR in obtaining these permits if required by CONTRACTOR.	X
204	Qualified technician to maintain CONTRACTOR communication equipment	X
205

Telephone calls by COMPANY on CONTRACTOR’s satellite telephone. Calls by COMPANY’S third party personnel must be authorized, logged and signed for by the COMPANY Representative on the Drilling Unit. The original documentation must accompany invoices.

X
206	Telephone calls by CONTRACTOR on COMPANY’S satellite telephone. These calls must be logged and authorized by the COMPANY Representative on the Drilling Unit.				X
207

Telephone calls by COMPANY’s third party personnel on COMPANY’s satellite telephone.
The Radio Operator has the duty of controlling access to satellite telephones in the radio room and maintaining these logs.

X
208

Meals and quarters for all CONTRACTOR’s and CONTRACTOR’s subcontractor personnel and up to and including the specified number of COMPANY and COMPANY third party personnel, as mentioned in Exhibit D, the “Compensation”.

X
209	Meals and quarters for COMPANY and COMPANY third party personnel, over those mentioned above at the rate specified in Exhibit D “Compensation”.		X

2

210	Rig positioning, weather forecasting, seabed survey and shallow hazard assessment services as required by COMPANY, CONTRACTOR or CONTRACTOR’s underwriter’s surveyors.			X
300	Marine and Logistics
301	Transport for CONTRACTOR personnel, listed in Attachment A3, between Point of Origin and COMPANY’s shore base.	X
302	All transport for CONTRACTOR material and equipment between point of procurement and COMPANY designated shore base.	X
303

Air transportation of CONTRACTOR and COMPANY personnel, between COMPANY shore base and Drilling Unit in the course of normal duties and storm evacuation. Company reserves the right to select alternative transportation modes in exceptional situations.

X
304	If CONTRACTOR requires a special flight to the Drilling Unit (for example for a tour by management or a prospective client), then this will be provided at COMPANY’s discretion.				X
305	Standby and work / supply / towing vessel(s) as required, including fuel. Standby boat requirements shall be determined by COMPANY in conjunction with CONTRACTOR.			X
306	Replacement of supply vessel mooring lines initially supplied by CONTRACTOR and damaged during course of COMPANY well.		X
307	Replacement of loading and unloading hoses on board Drilling Unit initially supplied by CONTRACTOR and damaged during course of COMPANY well.		X
308	Loading and unloading services at dock site or heliport of all material and equipment of CONTRACTOR and COMPANY.			X
309	Shore base with quay site for loading out CONTRACTOR equipment.			X
310a	Certified cargo baskets and slings for quay site loading out CONTRACTOR equipment.	X
310b

Cargo baskets for use in transporting COMPANY’s supplies on supply vessels. The baskets must be fit for purpose, marked with load rating and equipped with suitable lifting certified slings and baskets.

X
311a	Wire rope certified slings for pre-slinging of CONTRACTOR furnished drill pipe and drill collars.	X
311b	Wire rope certified slings for pre-slinging of COMPANY furnished drill string			X
312	Replacement of metal slings damaged during loading or unloading of CONTRACTOR furnished drill pipe and drill collars	X
313	Adequate open storage for CONTRACTOR equipment and spare parts at COMPANY shore base while equipment is in transit to rig		X
314	Transfer of CONTRACTOR equipment and spare parts between COMPANY shore base and quay			X

3

315	Transfer of CONTRACTOR equipment and spare parts between COMPANY shore base and CONTRACTOR’s third party locations.	X
316	Office for CONTRACTOR shore-based supervisory staff (three people maximum)			X
317	Office furniture and supplies for CONTRACTOR shore-based supervisory staff, subject to COMPANY approval			X
318	Transportation of CONTRACTOR Equipment During Downtime			X
319	Transportation for Medical Treatment (including Emergency Evacuation) of CONTRACTOR’s Personnel to Conakry clinic.			X
320	Costs Relative to Emergency Evacuation of the Drilling Unit. - reimbursed to CONTRACTOR from COMPANY		X
321	Additional CONTRACTOR’s Personnel requested by COMPANY Air Transportation from Point of Origin and back		X
400	Drilling Equipment & Services
401	Cementing unit rental			X
402	All cementing services (other than the Cementing Unit) and equipment in excess of the listed in Attachment A1			X
403	All cement and additives			X
404	Mud engineering services (but CONTRACTOR will carry out routine mud testing and treatment as required)			X
405	All drilling fluids and additives, including pallets if applicable			X
406	Mud logging service			X
407	All electric well logging services and equipment, including string shot and back-off equipment. Installation and removal of equipment.			X
408	Wireline formation testing, side wall sampling, hydraulic fracturing and acidizing.			X
409	Suitable space, as available, for installation of well logging and mud logging units, mud lab and wireline workshop.	X
410	Fishing tools for all equipment except CONTRACTOR furnished drill pipe, drill collars and downhole tools as shown in Attachment A1.			X
411	Fishing tools for all CONTRACTOR drill pipe, drill collars, and downhole tools as Attachment A1	X
412	Repair and / or replacement parts for CONTRACTOR provided fishing tools.		X
413	Welding services required on COMPANY’s equipment to the extent available from CONTRACTOR’s labor.	X
414	Welding materials used on COMPANY’s equipment		X
415	Any geological or petroleum engineering services			X
416	ROV or diving services, if required for maintenance or repair of CONTRACTOR’s vessel, unless damages caused by COMPANY third party.	X
417	ROV or diving services, if required for work related to COMPANY’s well or subsea facilities			X
418	Extra labor or casing crews for running casing or tubing			X

4

419	Directional drilling engineering services and special equipment			X
420	Jetting tools for setting 36” and 30” conductor casing			X
421

Well test unit and associated equipment for production testing including services and including a separate air compressor for any compressed air needed such equipment, where they are not listed in Attachment A1.

X
422

Drilling bits, mills (other than those listed in Attachment 1 for fishing), hole openers, reamers, under-reamers, casing scrapers, drilling bumper subs, shock subs, drilling safety joints, hydraulic drilling jars and similar downhole equipment, including replacement parts

X
423	Drill stem testing equipment if required			X
424	Handling tools, subs, etc. required for COMPANY supplied drill pipe			X
425a	Initial inspection of CONTRACTOR’s riser, drill collars, HWDP, drill pipe, subs, pups, hoisting equipment and handling tools prior to spud of first well	X
425b	Subsequent inspections of CONTRACTOR’s riser, drill collars, HWDP, drill pipe, subs, pups, hoisting equipment and handling tools during Contract duration and at the end of Contract		X
425c	Additional COMPANY requirements during inspections described in 425a in excess of CONTRACTOR’s standards		X
425d	Inspection of COMPANY’s riser, drill collars, HWDP, drill pipe, subs, pups, hoisting equipment and handling tools prior to spud of first well.			X
426	Core barrel and core bits			X
427	All third party services pertaining to the drilling, workover, and completion operations.			X
428	Any drill pipe, HWDP, drill collars, subs, bits, reamers, hole openers, stabilizers, shock subs, and other downhole tools in excess of those provided by CONTRACTOR as shown in Attachment A1.			X
429	Drill pipe floats for CONTRACTOR supplied drill strings as shown in Attachment A1.	X
430	Drill pipe floats for COMPANY supplied drill strings			X
431a	Mud pump liners - sizes 6” and 5.5”	X
431b	Mud pump liners - other sizes not mentioned in 431a		X
500	BOP and Wellhead Equipment
501	BOP fluid	X
502	Initial set rubber goods for BOP stack as per CONTRACTOR’s specification	X
503	All ring gaskets between sub-sea wellhead or tree and BOP Stack.			X
504

Replacement rubber goods and ring gaskets, flexjoint rubbers, riser string seals, including VBR packers, annular elements and diverter packers, for BOP stacks. Rubber goods to be compatible for use with OBM.

X

5

505

New annular preventer and VBR elements, choke, kill and boost line and mud gaskets required at start of Contract. CONTRACTOR to keep spare annular preventer elements as mutually agreed on board the Drilling Unit at all times.

X
506	Replacement annular elements during Contract duration and at the end of Contract		X
507

Repair / Replacement / Inspection / Transportation / Commissioning of CONTRACTOR subsea well control equipment due to abnormal wear and tear such as key seating with documentation of initial condition and end condition and proven cause of damage.

X
508	Replacement door seals for CONTRACTOR supplied BOPs when changed at COMPANY’s request.		X
509	Provide equipment to do BOP test independently, as described in Attachment A1.	X
510	All wellhead and subsea equipment i.e., subsea well heads, hangers, pack offs, Christmas trees, corrosion caps, etc.			X
511	Running and retrieving tools for the following: LPWH, HPWH, casing hangers, pack-offs, wear bushings, and nominal seat protectors.			X
512	Subsea BOP test plugs, both insulation type and sealing inside the casing hanger.			X
600	Well Equipment & Supplies
601	Fuel for all CONTRACTOR’s equipment on the Drilling Unit (after contract commencement)			X
602	Helicopter Fuel			X
603

An inventory of fuel is to be taken as the rig goes on and off Contract, and signed for by the COMPANY’s Representative. Any balance will be reimbursed to the CONTRACTOR (if negative) or deducted from invoices (if positive) at CONTRACTOR’S documented invoiced cost.
CONTRACTOR will assist COMPANY by obtaining and documenting on and off Contract inventories from supply and standby boats on location.

X
604a	Lubricants for CONTRACTOR equipment	X
604b	Lubricants for Drill String (both CONTRACTOR and COMPANY provided)	X
604c	Lubricants for Casing and COMPANY provided equipment			X
605	The following items, including all consumable items used therewith: all conductor pipe, all casing, attachments and other well tangibles, all tubing, all completion equipment			X
606	Potable water for use on board the Drilling Unit, to the extent of the capacity of the Drilling Unit’s water makers as per Attachment A1.	X

6

607	Any potable water required in excess of the capacity of the Drilling Unit’s water makers and any drill water above that provided by surplus potable water.			X
608	Any fabrication material (e.g. steel, cable) provided by CONTRACTOR to assist in rig up of COMPANY third party equipment.		X
609	All rope, cargo slings (for use by CONTRACTOR on rig), hand tools and general rig consumables.	X
700	Waste
701	Trash compactor and bags for CONTRACTOR waste.	X
702a	Disposal of CONTRACTOR’s Victual waste, if required by 33 CFR 151, garbage, refuse, and other non-hazardous waste, in CONTRACTOR furnished containers.	X
702b	Disposal of COMPANY’s and COMPANY’s other contractors’ Victual water, if required by 33 CFR 151, garbage, refuse and other waster, in COMPANY furnished containers.		X
703a	Disposal of CONTRACTOR’s scrap metal, drill lines, drums and other containers that have been emptied, drained and interior cleaned with water or other cleaning agents.		X
703b	Disposal of COMPANY’s scrap metal, drums and other containers that have been emptied, drained and interior cleaned with water or other cleaning agents.		X
704

Disposal of CONTRACTOR’s waste oil, waste paint, and other hazardous waste generated by CONTRACTOR’s Drilling Unit, equipment or personnel, or CONTRACTOR’s subcontractor personnel and / or equipment during the term of the Contract. Containers to be provided by CONTRACTOR.

X
705

Disposal of COMPANY’s waste oil, waste paint, and other hazardous waste generated by COMPANY’s or COMPANY’s other contractors’ personnel and / or equipment during the term of the Contract. Containers to be provided by COMPANY.

X
800	Safety
801a	All safety equipment for CONTRACTOR personnel, including self-contained breathing apparatus for emergency work in H2S environments as shown in Attachment A1.	X
801b	Self-contained breathing apparatus for work in H2S environment in excess of that furnished by CONTRACTOR as shown in Attachment A1 and / or cascade breathing system.			X
802

Safety equipment (e.g. floats, life belts, work vests, PPE, fire extinguishers, etc.) for the total complement on board the Drilling Unit. CONTRACTOR shall not be required to provide normal work boots, hard hats, coveralls, gloves and safety glasses to non-CONTRACTOR personnel.

X
803	Explosion-proof wiring, safety lanyards, and lighting for the Drilling Unit as required by regulations.	X

7

804	All COMPANY’s or its other contractors’ equipment, materials or supplies to be brought on board the Drilling Unit shall be provided with slings properly certified for the load.	X
805

All COMPANY’s or its other contractors’ equipment to be brought on board the Drilling Unit shall be properly inspected and certified as appropriate, including certifications of pressure vessels, prior to being placed in service on board the Drilling Unit.

X
806	COMPANY or its other contractors shall provide MSDS with all chemicals that COMPANY or its other contractors bring on board the Drilling Unit.	X

End of Attachment A2

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ATTACHMENT A3 TO EXHIBIT A — SCOPE OF WORK

Offshore Drilling Contract No. PBA 3

PERSONNEL TO BE FURNISHED BY CONTRACTOR

1.                                      Number and Classification of Contractor’s Personnel, as per section 6.1 and Personnel Rates as per Section 1.1, Personnel Rates definition:  Shown in table below.

2.                                      Key Personnel shall be identified by Contractor and agreed to by Company a minimum of thirty days prior to the Commencement Date of the Contract.

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Pacific Bora Drilling Contract No. PBA 3

1

3.                                      Contractor Personnel Headcount and Daily Rate Table

		NUMBER		Shift Schedule		Unit Rate
Key Personnel	POSITION	ASSIGNED TO THIS CONTRACT	ON RIG AT ANY TIME	On	Off	Per day
K	Drilling Superintendent*	2	1	6	18	2,043
	Sr Toolpusher	2	1	6	18	1,856
	Toolpusher	2	1	6	18	1,712
	Driller	4	2	12	12	1,582
	Assistant Driller	8	4	12	12	1,248
	Mud System Operator	4	2	12	12	971
	Pumphand	4	2	12	12	816
	Floorhand	16	8	12	12	764
	Crane Operator	8	4	12	12	971
	Roustabout	24	12	12	12	715
	Quality & Training Advisor	4	2	6	18	1,113
K	Technical Superintendent*	2	1	6	18	2,043
	Planner / Scheduler	2	1	6	18	1,113
	Electrical / Electronic Supvr	2	1	6	18	1,582
	IT Specialist	2	1	6	18	1,430
	Chief Electronic Tech	2	1	6	18	1,452
	Electronic Tech	4	2	6	18	1,201
	Electrician	2	1	6	18	1,430
	Assistant Electrician	4	2	12	12	1,201
	Mechanical Supvr	2	1	6	18	1,582
	Mechanic	4	2	12	12	1,430
	Assistant Mechanic	4	2	6	18	1,201
	1st Engineer	2	1	6	18	1,448
	2nd Engineer	4	2	12	12	1,201
	3rd Engineer	4	2	6	18	953
	Motorman	4	2	12	12	756

2

	Sr Subsea Engineer	2	1	6	18	1,885
	Subsea Engineer	2	1	18	6	1,698
	Assistant Subsea	4	2	12	12	1,219
	Materials Coordinator	2	1	6	18	1,160
	Assistant Materials Coordinator	4	2	18	6	981
	Welder	2	1	6	18	971
K	Master*	2	1	12	12	2,043
	Chief Mate	2	1	12	12	1,849
	Sr Dynamic Pos Operator	2	1	6	18	1,545
	Dynamic Pos Operator	4	2	12	12	1,230
	Assistant Dynamic Pos Operator	2	1	18	6	1,055
	Able Bodied Seaman	6	3	12	12	769
	Radio Operator	4	2	6	18	861
	Medic	2	1	6	18	1,052
	Bosun	2	1	6	18	951
	Total on RIG (Excluding Catering)	164	82

(K = indicate “Key PERSONNEL”)

(* = indicate member of Vessel Management Team VMT)

Notes for Attachment A3 Table above:

•                                          The figures in column “Unit Rate” are to be used as the basis for adding personnel to the permanent crew and for determining the credit for crew members short.  This includes all Training, Transportation and Catering costs.

•                                          It is understood from time to time that there may be a shortfall in certain positions that Contractor makes up for by overtime in equivalent positions or (e.g. Floorhand staying over to work in a roustabout position) as reflected in the daily drilling report (IADC report).  Any downsizing of the crew requested by Company shall be documented in writing to Contractor and is subject to Contractor’s approval, which may not be unreasonably withheld.

•                                          Offshore training activities within regular working hours required by Company are considered inclusive in the Base Labor rates outlined in “Unit Rate”.

•                                          For training, office work and other onshore activities required by Company, Company shall compensate Contractor the rate specified in “Unit Rate” for every Contractor employee required to participate in the activity.

3

3.                                      The positions denoted with a K in the first column are to be fluent in English as per Section 6.1 (A) (6) and for the purposes of this Contract are designated as Key Personnel which may not be replaced or substituted without prior Company approval, which shall not unreasonably be withheld.

4.                                      The Contractor shall provide all necessary shorebased administration and management support to fulfill its obligations under this Contract.  In particular the Contractor shall provide a Rig Manager who shall be assigned to the services/operations covered hereunder and be provided on a dedicated basis prior to the Commencement Date and covering the initial Services including the Mobilization of the Drilling Unit to Company’s first well location.  The Rig Manager shall liaise with Company’s other contractor’s and supplier’s (e.g., for the provision of Subsea equipment, ROV, mudlogging, Wireline, etc.), participate in  onshore and offshore meetings regarding the initial installation of third party equipment and plan and coordinate Contractor’s activities leading up to and including the Mobilization of the Drilling Unit.

5.                                      Contractor’s Additional Personnel, as per Section 6.1(A)(4):

Yes:         ☐   No:    ☒     If “Yes”, indicate positions below:

6.                                      Contractor will provide the following additional personnel as and when required for Contractor’s need, at Contractor’s cost;

Catering crew (8-20 persons, depending on total rig personnel on board compliment), service engineers for Contractor’s equipment, medic, paint crews, auditors, flag and class inspectors, trainers, and other subcontractors as required.

7.                                      Offshore Contractor Personnel Qualifications:

a.              The following offshore positions would be expected to be filled by staff with a minimum of five (5) years’ experience on Floating drilling units and who are fluent in conversational English and who are accomplished in reading and writing English:

i.	Drilling Superintendent, Technical Superintendent, Master

ii.	Senior Toolpusher, Toolpusher, Driller, Assistant Driller

iii.	Chief Mate, Sr DPO, DPO

iv.	Mechanical supervisor, Electrical/Electronic supervisor

v.	QTA

b.              All other positions shall be filled by staff who have had previous offshore drilling experience.  Contractor shall provide Company with resumes of all Key Personnel to be assigned to the project. Company reserves the right to reject Contractor’s proposed personnel.

Minimum Rig Personnel Qualifications Expected By Company:

i.	Drilling Superintendent	(0)	(12)	(13)	(14)	(16)

ii.	Senior Toolpusher	(1)	(12)	(13)	(14)	(16)

iii.	Toolpusher	(2)	(12)	(13)	(14)	(16)

4

iv.	Driller	(3)	(12)	(13)	(14)	(16)

v.	Assistant Driller	(4)	(12)	(13)	(14)	(16)

vi.	Mechanical Supervisor	(5)	(14)	(16)

vii.	Electrical Supervisor	(6)	(14)	(16)

viii.	Crane Operator	(7)	(14)	(16)

ix.	Master	(8)	(14)	(15)	(16)	(17)

x.	Medic	(16)	(18)

xi.	Senior SubSea Supervisor	(9)	(12)	(16)

xii.	Senior Materials coordinator	(10)	(16)

xiii.	Senior Dynamic Position Operator	(11)

1)	10-years of experience in all phases of onsite drilling operations. Minimum 2-years of experience as Senior Toolpusher on floating DP rigs.
2)	10-years of experience in all phases of onsite drilling operations. Minimum 2 years’ experience as a Senior Toolpusher on floating DP rigs.
3)	7years’ experience in all phases of onsite drilling operations. Minimum 1 year experience as a Toolpusher on floating DP rigs.
4)	5 years’ experience in all phases of onsite drilling operations. Minimum 2 years’ experience as a Driller on floating rigs.
5)	3 years’ experience in drilling operations. Minimum 1 year as an Assistant Driller on floating rigs.
6)	5 years’ experience in maintaining and operating related equipment on a drilling unit.
7)	5 years’ experience on an offshore drilling rig.
8)

5 years’ experience as Crane Operator, minimum 3 years’ onboard offshore drilling units. Minimum 1 year operating experience as a Crane Operator on floaters. Crane Operators must also have current certification.

9)

5 years’ operating experience in offshore drilling operations. Must have thorough knowledge of marine and international regulatory body requirements as they apply to offshore drilling operations. Minimum 1 year as Master on same type of Drilling Unit in drilling mode.

10)	5 years’ experience in operating and maintaining subsea blowout prevention control equipment.
11)	3 years’ experience in warehousing, inventory, and maintenance of adequate stock levels. Must have knowledge of offshore drilling equipment and computerized inventory control systems.
12)	5 years’ experience as Dynamic Position Operator in offshore drilling and marine operations on DP floaters.
13)

Current valid IWCF, American BSEE-OCS, Norwegian NPD, or IADC well control certification. Valid shall mean that all well control certificates have not lapsed in accordance with certifying authority. This certificate must be valid for the position in which the individual is employed, i.e., toolpusher with a drillers certificate is not acceptable

14)	H2S control and operation certification, as required.

5

15)	Safety, first aid, and fire-fighting certification if applicable as per ship’s station bill.
16)	Master MODU or Unlimited Master’s license.
17)	Proficient English language skills.
18)	DP Advanced Operators Ticket.
19)	Trained and certified to international standards as a Medic. Proficient in English language skills.

Copies of all certificates shall be made available to Company 30 days prior to commencement date of the contract.

c.               Shore-Base Personnel

Shore-Base personnel minimum requirements.

i.	Rig Manager	(1)	(2)	(3)

1)

8 years’ experience in all phases of onsite drilling operations, including 5 years’ offshore experience and 3 years onshore as Senior Toolpusher/Rig Superintendent/Assistant Rig Manager or Rig Manager.

2)	Current Well Control certification.
3)	Proficient English language skills.

d.              General

i.	All senior staff positions shall work 35 days on and 35 days off.

ii.	Contractor may not change Key Personnel without prior approval from Company, such approval shall not be unreasonably withheld.

iii.

All drill crew personnel shall be fluent in English and are required to have an up to date well control certificate. This certificate must be valid for the position in which the individual is employed, i.e., toolpusher with a drillers certificate is not acceptable. The certificate should be recognized by an appropriate governmental regulatory agency such as the US BSEE or IWCF.

End of Attachment A3

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6

ATTACHMENT A4 TO EXHIBIT A — SCOPE OF WORK

Offshore Drilling Contract No. PBA 3

APPENDIX A4-I

FINAL ACCEPTANCE FORM

Pursuant to the OFFSHORE DRILLING CONTRACT (“Contract”) No. PBA 3 dated as of 28 November 2016 (the “Effective Date”) is made by and between    , a      corporation, with offices at     (“Company”) and Pacific Bora Limited, a Liberian Company, with representative offices at [                ] and Pacific Drilling Operations Limited, a British Virgin Islands company with representative offices at 11700 Katy Freeway, Houston , Texas 77079 (“Collectively Contractor”).

Company accepts the Drilling Unit      on (Date) at (Time) as fit for purpose as presented in the contract.

Company and Contractor representatives whose signatures are evidenced below hereby agree that the requirements for Final Acceptance as listed in this Attachment A4 to Exhibit A — Scope of Work have been met.

The Parties have executed this form as required by OFFSHORE DRILLING CONTRACT (“Contract”) No. PBA 3 in duplicate as evidenced by the following signatures of authorized representatives of the Parties:

Company:	Contractor:

Signature:	Signature:

Name:	Name:

End of Appendix A4-I

End of Attachment A4

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Pacific Bora Drilling Contract No. PBA 3

1

ATTACHMENT A5 TO EXHIBIT A — SCOPE OF WORK

Offshore Drilling Contract No. PBA 3

CONTRACTOR SAFETY MANAGEMENT SYSTEM

*TO BE ADDED

End of Attachment A5

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Pacific Bora Drilling Contract No. PBA 3

1

EXHIBIT B — DRUG AND ALCOHOL POLICY

Offshore Drilling Contract No. PBA 3

DRUG AND ALCOHOL POLICY

Pacific Bora Drilling Contract No. PBA 3

1

Copyright © 2009 Pacific Drilling Unpublished Work; all rights reserved.

Document Title: Drug And Alcohol Policy

Document Id.: HSE-WWD_VVP-002

Policy Statement

Pacific Drilling is committed to maintaining a healthy, safe, secure and productive workplace. Alcohol, drug or any other substance abuse causes impairment of judgment and consequently leads to an unacceptable increase in risk of adverse effects to the individual(s) involved, their colleagues and the company as a whole. Therefore, Pacific Drilling is committed to a work place that is free of substance abuse of any kind.

In order to achieve this, and in compliance with any applicable laws and regulations, we will;

•                                          Prohibit the misuse of legitimate drugs and take necessary actions to ensure the legitimate use of prescription drugs is appropriate to the working conditions.

•                                          Prohibit the use, possession, sale, purchase or distribution of illicit or un-prescribed controlled drugs whilst working on or at a Pacific Drilling work site or while working on behalf of Pacific Drilling at any location.

•                                          Prohibit the use, sale, purchase or distribution of alcohol on or in company property unless previously authorized by an appropriate member of senior management.

•                                          Develop and administer a Drug and Alcohol Testing program throughout the company including pre-employment, random, post accident and for cause as appropriate.

•                                          Implement unannounced searches for illicit drugs and/or alcohol on company owned or controlled property.

•                                          Maintain the awareness of all employees and personnel working on behalf of Pacific Drilling with regard to the potential risks associated with drug and alcohol abuse - including the communication of this policy to all personnel.

•                                          Ensure that personnel involved in the administration of any drug and alcohol programs are competent.

•                                          Enforce disciplinary actions, up to and including termination, in the case of violation.

•                                          Regard alcohol or drug dependency as a treatable condition and implement programs to offer assistance to seek treatment to any individual who voluntarily asks for it, provided that the request is received prior to an observed deterioration in job performance or a violation of the Drug and Alcohol policy or any of its supporting programs.

•                                          Monitor the effectiveness of this policy through periodic management review and ensure continual improvement.

These governing principles are in addition to the fundamental obligation of all personnel working for or on behalf of Pacific Drilling to comply with relevant laws, regulations and rules.

This policy shall be regularly reviewed to ensure it is relevant and suitable.

Name: Christian J. Beckett	Job Title: Chief Executive Officer	Signature:	/s/ Christian J. Beckett

1

End of EXHIBIT B

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Pacific Bora Drilling Contract No. PBA 3

3

Exhibit C

Insurance Requirements

Operator

1)             Operator shall at Operator’s expense acquire and maintain, with an insurance company or companies or P&I Clubs authorized to do business in the jurisdiction where the Work is to be performed, rated B+ or better by A. M. Best or equivalent or broker vetted or through a self-insurance program, insurance coverages, of the kind and in the minimum amounts as follows:

a)             Adequate Workers’ Compensation Insurance and Employers’ Liability Insurance or equivalent insurance complying with applicable local laws with limits of US$1,000,000 covering all Operator’s employees working under this Agreement. Such policy shall include territorial extensions for all Work and transportation areas as applicable.

b)             Commercial (or Public) General Liability Insurance, including contractual liability coverage.  The limit shall be US$1,000,000 per occurrence/ US$2,000,000 general aggregate.

c)              When Operator services require use of motor vehicles, Operator shall procure Automobile Liability Insurance through an admitted carrier in country and/or state of operations covering all owned, non-owned, hired and/or rented automotive equipment with limits of US$1,000,000 combined single limit each occurrence.

d)             When Operator is to furnish transportation by air, Operator shall procure or cause owners of such aircraft to procure Aircraft Liability Insurance with limits of US$10,000,000 combined single limits for Bodily Injury and Property Damage and coverage for the following liabilities: public, passengers, property damage, and airport.  Coverage shall be on all owned, rented, and non-owned helicopters and other aircraft and shall include full form Hull insurance with limits equal to the full value of applicable helicopter or other aircraft.

e)              When Operator is to furnish transportation by water or other marine services, shall procure full form Hull and Machinery Insurance on American Institute Hull clauses (all risks as amended) or equivalent, including Collision Liability, with the sistership clause unamended. The limits of such insurance shall be the declared value of each vessel (or such other amount as shall be agreed between Operator and Contractor). All such policies shall delete the “as owner” provision and any “other than as owner” limitations and delete any provision that allows underwriters to limit liability to anyone other than the vessel owner

f)               Operator shall also procure for such vessels full form Protection and Indemnity Insurance on SP-23 clauses or equivalent and insurance for removal of wreck and/or debris, and liability for seepage, pollution, containment, and cleanup, with limits of not less than US$5,000,000 per occurrence (or such other amount as shall be agreed between Operator and Company subject to the Operator’s insurance policy(ies) terms and conditions).

g)              Physical Damage Insurance on Operator’s property to the extent of its fair market value.

h)             Operator shall also procure Operator’s Extra Expense Insurance in the amount of not less than US$100,000,000 combined single limit per occurrence to cover any and all sums which Operator and/or Contractor may be obligated to incur as expenses and/or liabilities which may be incurred on account of bringing under control an oil or gas well which is out of control or extinguishing an oil or gas well fire, redrilling or repair of loss or damage to an oil or gas well, seepage and pollution, cleanup and contamination arising from operations under this Contract.

i)                 Excess Liability Insurance over that required in Paragraph 1) (a), (b) and (c) minimum limits of US$10,000,000.

2)             Where applicable Operator shall obtain from its insurers a waiver of subrogation (against the Contractor Group in all of the insurance policies listed above (subject to the protective co-insurance clause as applicable).  Additionally, the Contractor Group shall be named as additional insureds (or protective co-insureds as applicable) in all such insurance policies (with the exception of Workers’ Compensation coverage).

3)             Operator will furnish to Contractor at email provided or other approved address provided by Contractor a certificate or certificates evidencing the insurance coverages (or their equivalent) listed above.  On an ongoing basis, Operator will provide insurance certificates on a no less than annual basis evidencing insurance renewals and material changes to insurance coverages or requirements or for the duration of the contract.

4)             The Contractor Group, when allowed by the Operator’s policy, shall not be liable for premiums unless required by local statute or law. All deductibles or self-insured retentions under such policies shall be for the sole account of Operator. Operator agrees when requested by Contractor to furnish certified copies of all said insurance policies.  Failure of Contractor to object to any discrepancies or variations between the certificates of insurance or policies required hereunder and the requirements of this Article shall not be deemed a waiver thereof.

5)             In the event that liability for any loss or damage is denied by the Operator’s insurers, in all or in part, because of breach by Operator of its contract of insurance or for any other reason, or if Operator’s insurers fail to defend or pay Operator’s claims, or if Operator fails to maintain any of the insurance herein required, Operator shall hold harmless, defend and indemnify all Contractor Group against any and all damages, liabilities, losses, costs, expenses (including attorney’s fees and expenses), claims, demands, and causes of actions of every kind and character (collectively referred to in this Agreement for all purposes as “indemnifiable claims”) which would otherwise be covered by said insurance.  The limits of insurance specified herein are minimum limits only, and notwithstanding anything else to the contrary herein Operator’s indemnification obligations under this Agreement (express or implied) shall not be limited in amount or in scope to the insurance coverage provided by Operator. The insurance and release, indemnity, and hold harmless provisions of this Agreement are separate and independent covenants, and it shall not be necessary for either Party to exhaust the insurances available to such Party before calling upon the other Party to honor such Party’s release, indemnity, and hold harmless obligations under this Agreement.

Contractor

1)             Contractor shall at Contractor’s expense acquire and maintain, with an insurance company or companies or P&I Clubs authorized to do business in the jurisdiction where the Work is to be performed, rated B+ or better by A. M. Best or equivalent or broker vetted or through a self-insurance program, insurance coverages, of the kind and in the minimum amounts as follows:

a)             Adequate Workers’ Compensation Insurance and Employers’ Liability Insurance or equivalent insurance complying with applicable local laws with limits of US$1,000,000 covering all Contractor’s onshore employees working under this Agreement. Such policy shall include territorial extensions for all Work and transportation areas as applicable.

b)             Commercial (or Public) General Liability Insurance, including contractual liability coverage.  The limit shall be US$1,000,000 per occurrence/ US$2,000,000 general aggregate.

c)              When contractor services require use of motor vehicles, Contractor shall procure Automobile Liability Insurance through an admitted carrier in country and/or state of operations covering all owned, non-owned, hired and/or rented automotive equipment with limits of US$1,000,000 combined single limit each occurrence.

d)             When Contractor is to furnish transportation by air, Contractor shall procure or cause owners of such aircraft to procure Aircraft Liability Insurance with limits of US$10,000,000 combined single limits for Bodily Injury and Property Damage and coverage for the following liabilities: public, passengers, property damage, and airport.  Coverage shall be on all owned, rented, and non-owned helicopters and other aircraft and shall include full form Hull insurance with limits equal to the full value of applicable helicopter or other aircraft.

e)              Contractor shall procure full form Hull and Machinery Insurance on American Institute Hull clauses (all risks as amended) or equivalent, including Collision Liability, with the sistership clause unamended. The limits of such insurance shall be the declared value of each vessel (or such other amount as shall be agreed between Contractor and Operator). All such policies shall delete the “as owner” provision and any “other than as owner” limitations and delete any provision that allows underwriters to limit liability to anyone other than the vessel owner

f)               Contractor shall also procure for such vessels full form Protection and Indemnity Insurance on SP-23 clauses or equivalent and insurance for removal of wreck and/or debris, and liability for seepage, pollution, containment, and cleanup, with limits of not less than US$5,000,000 per occurrence (or such other amount as shall be agreed between Contractor and Operator subject to the Contractor’s insurance policy(ies) terms and conditions).

g)              Physical Damage Insurance on Contractor’s property to the extent of its fair market value.

h)             Excess Liability Insurance over that required in Paragraph 1) (a), (b) and (c) minimum limits of US$10,000,000.

2)             Where applicable Contractor shall obtain from its insurers a waiver of subrogation (against the Operator Group in all of the insurance policies listed above (subject to the protective co-insurance clause as applicable).  Additionally, the Operator Group shall be named as additional insureds (or protective co-insureds as applicable) in all such insurance policies (with the exception of Workers’ Compensation coverage).

3)             Contractor will furnish to Operator at email provided or other approved address provided by Operator a certificate or certificates evidencing the insurance coverages (or their equivalent) listed above.  On an ongoing basis, Contractor will provide insurance certificates on a no less than annual basis evidencing insurance renewals and material changes to insurance coverages or requirements or for the duration of the contract.

4)             The Operator Group, when allowed by the Contractor’s policy, shall not be liable for premiums unless required by local statute or law. All deductibles or self-insured retentions under such policies shall be for the sole account of Contractor. Contractor agrees when requested by Operator to furnish certified copies of all said insurance policies.  Failure of Operator to object to any discrepancies or variations between the certificates of insurance or policies required hereunder and the requirements of this Article shall not be deemed a waiver thereof.

5)             In the event that liability for any loss or damage is denied by the Contractor’s insurers, in all or in part, because of breach by Contractor of its contract of insurance or for any other reason, or if Contractor’s insurers fail to defend or pay Contractor’s claims, or if Contractor fails to maintain any of the insurance herein required, Contractor shall hold harmless, defend and indemnify all Operator Group against any and all damages, liabilities, losses, costs, expenses (including attorney’s fees and expenses), claims, demands, and causes of actions of every kind and character (collectively referred to in this Agreement for all purposes as “indemnifiable claims”) which would otherwise be covered by said insurance.  The limits of insurance specified herein are minimum limits only, and notwithstanding anything else to the contrary herein Contractor’s indemnification obligations under this Agreement (express or implied) shall not be limited in amount or in scope to the insurance coverage provided by Contractor. The insurance and release, indemnity, and hold harmless provisions of this Agreement are separate and independent covenants, and it shall not be necessary for either Party to exhaust the insurances available to such Party before calling upon the other Party to honor such Party’s release, indemnity, and hold harmless obligations under this  Agreement.

EXHIBIT D - COMPENSATION

Contractor shall be compensated by Company for the Services in accordance with the rates set forth in this Exhibit D — Compensation for Services rendered and the Drilling Unit, personnel and all other items furnished by Contractor in conformance with this Contract.  Daily rates shall be prorated on the basis of a twenty-four hour calendar day to the nearest one-half hour.  No other payments shall be due by Company to Contractor other than those specifically provided for in this Contract. Section numbers and summarized descriptions are provided below for convenience; however, if a conflict exists between this Exhibit and the Contract, the body of the Contract prevails.

I.                                        MOBILIZATION AND DEMOBILIZATION FEES.

1.                                      Mobilization Fee, as per Section 9.1(A):   Payable: ☐     Not Payable: ☒

If payable, amount of Mobilization Fee: ZERO

2.                                      Demobilization Fee, as per Section 9.1(H):    Payable: ☐       Not Payable: ☒

II.                                   DRILLING SERVICES RATES.

All rates are inclusive of any and all other cost (including currency exchange, fees, royalties, operating permit, NCDMB, etc) required to operate in Republic of Guinea, except for taxes (income tax, withholding tax, personal income tax on company personnel, import VAT on CONTRACTOR equipment).

1.      Operating Rate, as per Section 9.1(B):

The Operating Rate for one (1) firm well + three (3) – 1-well options shall be US$225,000 per day.

2.      Moving Rate, as per Section 9.1(C):    Payable: ☒     Not Payable: ☐

If payable, amount of Moving Rate:    90% of Operating Rate

3.      International Moving Rate, as per Section 9.1(D):    Payable: ☒     Not Payable: ☐

If payable, amount of International Moving Rate:    98% of Operating Rate

4.      Standby Rate, as per Section 9.1(E):   98% of Operating Rate

5.      Force Majeure Rate, as per Section 9.1(F):   90% of Operating Rate

6.      Redrill Rate, per Section 9.1(G):   50% of Operating Rate

7.      Off Weather Rate, as per Section 9.1(I):   100% of Operating Rate

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8.                                   Variation of Service Rates due to a Change in Operating Cost Elements as per 9.3(D):

TOTAL BASELINE OPERATING COSTS:

Drilling Unit Pacific Bora

NOT APPLICABLE FOR THIS CONTRACT

Baseline Cost
Base Maintenance Element:

Base Labor Cost:
Labor & Burden (Offshore)
Labor & Burden (Onshore)
Total Base Labor Cost

Base Catering Cost:
xx Contractor Personnel
xx Company Personnel
Total Base Catering Costs

Base Insurance Cost:

Total Baseline Operating Costs

For purposes of the escalation of Maintenance and Labor Cost, the baselines will be adjusted by using the identified Bureau of Labor Statistics (“BLS”) Indices in Sections 9.3(D)(4)(b) and 9.3(D)(4)(c), current as of the date of the adjustment request.

III.    REIMBURSEMENTS TO CONTRACTOR.

1.        Meals and Lodging for Additional Persons, as per Section 10.4:

The Service rates set forth in Part II above include meals and lodging for the following number of Company Persons and those of Company’s other contractors: 10

Meals and lodging for additional persons shall be at the following rates:

Meals and/or Lodging:   $175 per person per day

2.   Reimbursements for Additional Materials & Services, see Sections 7.2(H) and 10.2

IV.                               MISCELLANEOUS FINANCIAL PROVISIONS.

COMPANY’s address for submission of CONTRACTOR’s paper invoices, as per Section 11.1(A):	CONTRACTOR’s banking information, as per Section 11.2(D)(1): To Be Provided By Contractor.

Attn: Mr. Forrest Estep	Name of Bank: xxx

12012 Wickchester Lane Suite 475 Houston, Texas 77079	Bank Routing No.: xxx Swift: xxx Account No.: xxx Name on Account: xxx

Currency of Payment, as per Section 11.2(D)(3):

Partial payment in Local Currency:    Applicable: ☐     Not Applicable: ☒

Percentage of Compensation payable in:

US Dollar:           One Hundred Percent (100%)

Payroll Burden, as per Section 1.1:   Payroll Burden shall mean the following percentage of the straight time salary of each of Contractor’s employees:   N/A

Invoice Content and Format, as per Section 11.1: Contractor’s invoices must contain the following information:

•                                          The title and number of this Contract.

•                                          The amount due in the Currency.

•                                          If applicable, all the following:

•                                          The amount of local currency due.

•                                          The value added tax, goods and services tax, sales tax or other taxes which Contractor proposes to collect or for which it will seek reimbursement from Company (including a tax assessed against Company but collected by Contractor).

•                                          Contractor’s tax registration number.

Accelerated Payment Program

The Accelerated Payment Program is not applicable to this Contract.

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END OF EXHIBIT D

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